Prepared by and
after recording return to:

Daniel S. Huffenus
McGuire, Woods, Battle & Boothe, LLP
3700 Bank of America Plaza
101 South Tryon Street
Charlotte, NC  28280









     THIS MORTGAGE AND SECURITY AGREEMENT (the "Security Instrument") is made as of the ____ day of January, 2000, by 3 THEATRES, INC., a Missouri corporation, having its principal place of business at One Kansas City Place, 1200 Main Street, Suite 3250, Kansas City, Missouri 64105 as mortgagor ("Borrower"), to BEAR, STEARNS FUNDING, INC., a Delaware corporation, having an address at 245 Park Avenue, New York, New York 10167, as mortgagee ("Lender").

                                    RECITALS:

     Pursuant to that certain Loan Agreement of even date herewith between Borrower and Lender (the "Loan Agreement"), Borrower has agreed to borrow from Lender the sum of TWENTY MILLION ONE HUNDRED SEVENTY FIVE THOUSAND AND 00/100 DOLLARS ($20,175,000) (the "Loan"). The Loan is evidenced by three (3) separate promissory notes and secured by three (3) separate security instruments on a cross-defaulted, cross-collateralized basis. The final payment of the Note (hereinafter defined) is due on or before February 1, 2025.


     **********************************************************************

     The promissory notes evidencing the total $20,175,000 indebtedness secured by this Security Instrument were all executed and delivered outside of the State of Florida. The indebtedness secured by this Security Instrument is further secured by real property outside of the State of Florida. The total value of the real property securing the indebtedness is $40,600,000 (the "Total Real Property Value"). The total value of the real property within the state of Florida encumbered by this Security Instrument is $15,000,000 (the "Florida Real Property Value"), which represents 36.9% of the Total Real Property Value. Therefore, Florida documentary stamp taxes and intangible personal property taxes are being paid based upon an allocated loan amount of $7,453,818.

     Borrower desires to secure the payment of the Debt (as defined in Article
2) and the performance of all of its obligations under the Note and the Other Obligations (each as defined in Article 2). This Security Instrument shall be the Florida Mortgage, (as defined in the Loan Agreement).

                        ARTICLE 1 -- GRANTS OF SECURITY

     Section 1.1 PROPERTY MORTGAGED. Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Lender, and grant a security interest to Lender in, the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the "Property"): (a) the Florida real property described in Exhibit A, and the North Carolina and Idaho real property described on Exhibit B, each attached hereto and made a part hereof (the "Land"); (b) all additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;
(c) the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (the "Improvements"); (d) all easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto; (e) all machinery, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the Improvements (collectively, the "Personal Property"), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "Uniform Commercial Code"), superior in lien to the lien of this Security Instrument and all proceeds and products of the above; (f) all leases and other agreements affecting the use, enjoyment or occupancy of the Land and the Improvements heretofore or hereafter entered into, including a guaranty of any such lease (a "Lease" or "Leases") and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt; (g) all awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property; (h) all proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property; (i) all refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction; (j) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims; (k) the right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property; (l) all agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder; (m) all tradenames, trademarks, servicemarks, logos and copyrights (if any), goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property in which Borrower has an interest; and (n) any and all other rights of Borrower in and to the items set forth in Subsections (a) through (m) above.


     Section 1.2 ASSIGNMENT OF RENTS. Borrower hereby absolutely and unconditionally assigns to Lender Borrower's right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 1.2 and Section 3.7, Lender grants to Borrower a license to collect and receive the Rents which is revocable upon an Event of Default. Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

     Section 1.3 SECURITY AGREEMENT. This Security Instrument is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender, as security for the Obligations (defined in Section 2.1), a security interest in the Property to the full extent that the Property may be subject to the Uniform Commercial Code. This Security Instrument also shall be deemed a "financing statement" pursuant to the Uniform Commercial Code.

     Section 1.4 PLEDGE OF MONIES HELD. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender, including, without limitation, any sums deposited in the Escrow Fund (as defined in Section 3.5), Net Proceeds (as defined in Section 4.4) and condemnation awards or payments described in
Section 3.6, as additional security for the Obligations until expended or applied as provided in this Security Instrument.

                               CONDITIONS TO GRANT

     TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Lender, and the successors and assigns of Lender, forever;

     PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note and this Security Instrument, shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, these presents and the estate hereby granted shall cease, terminate and be void.

                             ARTICLE 2 -- PAYMENTS

     Section 2.1 DEBT AND OBLIGATIONS SECURED. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the following, in such order of priority as Lender may determine in its sole discretion (the "Debt"): (a) the payment of the indebtedness evidenced by the Florida Note (as defined in the Loan Agreement; together with all extensions, renewals, modifications, substitutions and amendments thereof, the "Note"), in lawful money of the United States of America; (b) the payment of the indebtedness evidenced by the North Carolina Note or the Idaho Note is (as each is defined in the Loan Agreement; together with all extensions, renewals, modifications, substitutions and amendments thereof, the "Other Notes") in lawful money of the United States of America; (c) the payment of interest, prepayment premiums, default interest, late charges and other sums, as provided in the Note, the Other Notes, this Security Instrument or the Other Security Documents (defined below); (d) the payment of all other moneys agreed or provided to be paid by Borrower in the Note, the Other Notes, this Security Instrument or the Other Security Documents; (e) the payment of all sums advanced pursuant to this Security Instrument or Other Security Documents to protect and preserve the Property and the lien and the security interest created hereby; and
(f) the payment of all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the performance of all other obligations of Borrower contained herein and the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of this Security Instrument, the Note or the Other Security Documents (collectively, the "Other Obligations"). Borrower's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively below as the "Obligations."

     Section 2.2 PAYMENTS. Unless payments are made in the required amount in immediately available funds at the place where the Note is payable, remittances in payment of all or any part of the Debt shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in funds immediately available at the place where the Note is payable (or any other place as Lender, in Lender's sole discretion, may have established by delivery of written notice thereof to Borrower) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default (defined below).

                        ARTICLE 3 -- BORROWER COVENANTS

     Borrower covenants and agrees that:

     Section 3.1 PAYMENT OF DEBT. Borrower will pay the Debt at the time and in the manner provided in the Note and in this Security Instrument.

     Section 3.2 INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in (a) the Note and (b) the Other Notes, (c) the Loan Agreement and (d) all and any of the documents other than the Note, the Other Notes or this Security Instrument now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guaranty payment of the Note or the Other Notes, including but not limited to the North Carolina Mortgage and the Idaho Mortgage (as each is defined in the Loan Agreement, and together, the "Other Mortgages"; collectively, the "Other Security Documents"), are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

     Section 3.3 INSURANCE.

     (a) Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall obtain and maintain during the entire term of this Security Instrument policies of insurance against loss or damage by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy including, without limitation, riot and civil commotion, vandalism, malicious mischief, burglary and theft. Such insurance shall be in an amount equal to the greatest of (i) the then full replacement cost of the Improvements and Personal Property, without deduction for physical depreciation, (ii) the outstanding principal balance of the Note, and (iii) such amount that the insurer would not deem Borrower a co-insurer under said policies. The policies of insurance carried in accordance with this paragraph shall be paid annually in advance and shall contain a "Replacement Cost Endorsement" with a waiver of depreciation.

     (b) Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall also obtain and maintain during the entire term of this Security Instrument the following policies of insurance:

          (i) Flood insurance if any part of the Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any amendment or successor act thereto) in an amount at least equal to the outstanding principal amount of the loan evidenced by the Note or the maximum limit of coverage available with respect to the Improvements and Personal Property under said Act, whichever is less.

          (ii) Comprehensive public liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages and containing minimum limits per occurrence of $1,000,000 for the Property except that if any Improvements on the Property contain elevators, the minimum limits per occurrence shall be $3,000,000.

          (iii) Rental loss and/or business interruption insurance (including rental value if any of the Property is leased in whole or in part) in an annual aggregate amount equal to all rents or estimated gross revenues from the operations of the Property, as may be applicable, and covering rental losses or business interruption, as may be applicable, for a period of at least one (1) year after the date of the fire or casualty in question. The amount of such insurance shall be increased from time to time during the term of this Security Instrument as and when new Leases and renewal Leases are entered into and the rents payable increase or the annual estimate of (or the actual) gross revenue, as may be applicable, increases to reflect such increases. The proceeds of such insurance shall be and are hereby assigned to Lender, to be applied to the payment of principal and interest on the Note, "Taxes" (defined below), "Other Charges" (defined below), and "Insurance Premiums" (defined below), in any order of preference determined by Lender, until such time as the damaged Improvements shall have been restored and placed in full operation, at which time, provided Borrower is not then in default under this Security Instrument, the balance of such insurance proceeds, if any, held by Lender shall be returned to Borrower.

          (iv) Insurance against loss or damage from (y) leakage of sprinkler systems and (z) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in the Improvements.

          (v) Worker's compensation insurance with respect to any employees of Borrower, as required by any governmental authority or legal requirement.

          (vi) During any period of repair or restoration, builder's "all risk" insurance in an amount equal to not less than the full insurable value of the Property against such risks (including, without limitation, fire and extended coverage and collapse of the Improvements to agreed limits) as Lender may request, in form and substance acceptable to Lender.

          (vii) Such other insurance as may from time to time be reasonably required by Lender in order to protect its interests.

     (c) All policies of insurance (the "Policies") required pursuant to be maintained by Borrower pursuant to this Security Instrument: (i) shall be issued by companies approved by Lender and licensed to do business in the state where the Property is located, with a claims paying ability rating of "A" or better by Standard & Poor's Corporation or a rating of "A:VII" or better in the current Best's Insurance Reports; (ii) shall name Lender as an additional insured; (iii) shall contain a Non-Contributory Standard Mortgagee Clause and a Lender's Loss Payable Endorsement (Form 438 BFU NS), or their equivalents, naming Lender as the person to which all payments made by such insurance company shall be paid;
(iv) shall contain a waiver of subrogation against Lender; (v) shall be maintained throughout the term of this Security Instrument without cost to Lender; (vi) shall be assigned and certificates of insurance delivered to Lender; (vii) shall contain such provisions as Lender deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Borrower, Lender nor any other party shall be a co-insurer under said Policies and that Lender shall receive at least thirty
(30) days prior written notice of any modification, reduction or cancellation; and (viii) shall be satisfactory in form and substance to Lender and shall be approved by Lender as to amounts, form, risk coverage, deductibles, loss payees and insureds. Borrower shall pay or cause to Tenant to pay the premiums for such Policies (the "Insurance Premiums") as the same become due and payable and shall furnish to Lender evidence of the renewal of each of the new Policies with receipts for the payment of the Insurance Premiums or other evidence of such payment reasonably satisfactory to Lender (provided that such Insurance Premiums have not been paid to Lender or Lender's servicing agent pursuant to Section 3.5 hereof). If Borrower does not furnish such evidence and receipts at least thirty
(30) days prior to the expiration of any apparently expiring Policy, then Lender may procure, but shall not be obligated to procure, such insurance and pay the Insurance Premiums therefor, and Borrower agrees to reimburse Lender for the cost of such Insurance Premiums promptly on demand. Within thirty (30) days after request by Lender, Borrower shall obtain such increases in the amounts of coverage required hereunder as may be reasonably requested by Lender, taking into consideration changes in the value of money over time, changes in liability laws, changes in prudent customs and practices, and the like. All Policies maintained by Tenant shall contain such provisions as Lender deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Borrower, Lender nor any other party shall be a co-insurer under said Policies and that Lender shall receive at least thirty (30) days prior written notice of any modification, reduction or cancellation and shall be satisfactory in form and substance to Lender and shall be approved by Lender as to amounts, form, risk coverage, deductibles, loss payees and insureds.

     (d) If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Borrower shall give prompt notice of such damage to Lender and shall promptly commence and diligently prosecute the completion of the repair and restoration of the Property as nearly as possible to the condition the Property was in immediately prior to such fire or other casualty, with such alterations as may be approved by Lender (the "Restoration") and otherwise in accordance with Section 4.4 of this Security Instrument. Borrower shall pay all costs of such Restoration whether or not such costs are covered by insurance. In case of loss covered by Policies, Lender may either (1) settle and adjust any claim without the consent of Borrower, or (2) allow Borrower to agree with the insurance company or companies on the amount to be paid upon the loss; provided, that (A) Borrower may adjust losses aggregating not in excess of $100,000 if such adjustment is carried out in a competent and timely manner and
(B) if no Event
of Default shall have occurred, Lender shall not settle or adjust any such claim without the consent of Borrower, which consent shall not be unreasonably withheld or delayed. In any case Lender shall and is hereby authorized to collect and receipt for any such insurance proceeds; and the expenses incurred by Lender in the adjustment and collection of insurance proceeds shall become part of the Debt and be secured hereby and shall be reimbursed by Borrower to Lender upon demand.

     Section 3.4 PAYMENT OF TAXES, ETC.

     (a) Borrower shall pay, or shall cause Tenant to pay, all taxes, assessments, water rates, sewer rents, governmental impositions, and other charges, including without limitation vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Taxes"), all ground rents, maintenance charges and similar charges, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Other Charges"), and all charges for utility services provided to the Property prior to the same becoming delinquent. Borrower will deliver or cause Tenant to deliver to Lender, promptly upon Lender's request, evidence satisfactory to Lender that the Taxes, Other Charges and utility service charges have been so paid or are not then delinquent. Borrower shall not suffer and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Property. Except to the extent sums sufficient to pay all Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument, Borrower shall furnish, or cause Tenant to furnish, to Lender paid receipts for the payment of the Taxes and Other Charges prior to the date the same shall become delinquent.

     (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that (i) no Event of Default has occurred under the Note, this Security Instrument or any of the Other Security Documents, (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Taxes from Borrower and from the Property or Borrower shall have paid all of the Taxes under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost, (vi) Borrower shall have deposited with Lender adequate reserves for the payment of the Taxes, together with all interest and penalties thereon, unless Borrower has paid all of the Taxes under protest, and (vii) Borrower shall have furnished the security as may be required in the proceeding, or as may be requested by Lender to insure the payment of any contested Taxes, together with all interest and penalties thereon.

     Section 3.5 ESCROW FUND. (a) Subject to subsection (b) below, in addition to the initial deposits with respect to Taxes and Insurance Premiums made by Borrower to Lender on the date hereof to be held by Lender in escrow, if any, Borrower shall pay to Lender on the first day of each calendar month (a) one-twelfth of an amount which would be sufficient to pay the Taxes payable, or estimated by Lender to be payable, during the next ensuing twelve (12) months and (b) one-twelfth of an amount which would be sufficient to pay the Insurance Premiums due for the renewal of the coverage afforded by the Policies upon the expiration thereof (the amounts in (a) and (b) above shall be called the "Escrow Fund"). Borrower agrees to notify Lender immediately of any changes to the amounts, schedules and instructions for payment of any Taxes and Insurance Premiums of which it has obtained knowledge and authorizes Lender or its agent to obtain the bills for Taxes and Other Charges directly from the appropriate taxing authority. The Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Lender will apply the Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to Sections 3.3 and 3.4 hereof. If the amount of the Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums pursuant to Sections 3.3 and 3.4 hereof, Lender shall, in its discretion, return any excess to Borrower or credit such excess against future payments to be made to the Escrow Fund. In allocating such excess, Lender may deal with the person shown on the records of Lender to be the owner of the Property. If the Escrow Fund is not sufficient to pay the items set forth in (a) and (b) above, Borrower shall promptly pay to Lender, upon demand, an amount which Lender shall estimate as sufficient to make up the deficiency. The Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. No earnings or interest on the Escrow Fund shall be payable to Borrower.

     (b) Notwithstanding the foregoing, Borrower shall not be required to contribute to the Escrow Fund provided no Event of Default shall have occurred, and Borrower or Tenant satisfies the following: Borrower shall furnish, or cause Tenant to furnish, to Lender satisfactory evidence of (i) the renewal of the Policies at least ten (10) days prior to expiration of such Policies, (ii) the payment of Insurance Premiums within ten (10) days of Lender's request therefor, and (iii) the payment of Taxes prior to same becoming delinquent. Upon notice from Lender following (a) an Event of Default or (b) the failure of Borrower or Tenant to provide satisfactory evidence of any of the foregoing, Borrower shall begin to deposit into the Escrow Fund as described in Section 3.5(a) above beginning on the Monthly Payment Date (as defined in the Note) immediately following the date of such notice.



     Section 3.6 CONDEMNATION. Borrower shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender is hereby irrevocably appointed as Borrower's attorney-in-fact coupled with an interest, with exclusive powers to collect, receive and retain any award or payment for any taking accomplished through a condemnation or eminent domain proceeding and to make any compromise or settlement in connection therewith. All condemnation awards or proceeds shall be either (a) paid to Lender for application against the Debt or (b) applied to Restoration of the Property in accordance with Section 4.4 hereof. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein or in the Note. Any award or payment to be applied to the reduction or discharge of the Debt or any portion thereof may be so applied whether or not the Debt or such portion thereof is then due and payable. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been or may be sought, recovered or denied, to receive the award or payment, or a portion thereof sufficient to pay the Debt.

     Section 3.7 LEASES AND RENTS.

     (a) Borrower does hereby absolutely and unconditionally assign to Lender, Borrower's right, title and interest in all current and future Leases and Rents, it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment to Lender shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise impose any obligation upon Lender. Borrower agrees to execute and deliver to Lender such additional instruments, in form and substance satisfactory to Lender, as may hereafter be requested by Lender to further evidence and confirm such assignment. Nevertheless, subject to the terms of this
Section 3.7, Lender grants to Borrower a license, revocable upon an Event of Default, to operate and manage the Property and to collect the Rents. Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, in trust for the benefit of Lender for use in the payment of such sums. Upon an Event of Default, without the need for notice or demand, the license granted to Borrower herein shall automatically be revoked, and Lender shall immediately be entitled to possession of all Rents, whether or not Lender enters upon or takes control of the Property. Lender is hereby granted and assigned by Borrower the right, at its option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license may be applied toward payment of the Debt in such priority and proportions as Lender in its sole discretion shall deem proper.

     (b) Borrower (i) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt; (ii) shall promptly send copies to Lender of all notices of default which Borrower shall receive thereunder; (iii) shall not collect any of the Rents more than one (1) month in advance; and (iv) shall not execute any other assignment of the lessor's interest in the Leases or the Rents. Borrower shall promptly send copies to Lender of all notices of default which Borrower shall send under any Lease and,
(A) shall enforce all of the terms, covenants and conditions contained in the Lease upon the part of the lessee thereunder to be observed or performed, short of termination thereof; (B) shall not alter, modify or change the terms of the Leases in any material respect without the prior written consent of Lender; (C) shall not convey or transfer or suffer or permit a conveyance or transfer of the Property or of any interest therein so as to effect a merger of the estates and rights, or a termination or diminution of the obligations of, tenants under the Leases; (D) shall not consent to any assignment of or subletting under the Leases not in accordance with the terms of the Leases, without the prior written consent of Lender; and (E) shall not cancel or terminate the Leases or accept a surrender thereof, except following a default by Tenant (hereinafter defined) under its Lease provided Borrower simultaneously enters into a new Lease acceptable to Lender pursuant to the terms hereof.

     (c) Borrower, as the lessor thereunder, may not enter into proposed lease renewals and new leases without the prior written consent of Lender. Borrower expressly understands that any and all proposed leases are included in the definition of "Lease" or "Leases" as such terms may be used throughout this Security Instrument, the Note and the Other Security Documents. Borrower shall furnish Lender with executed copies of all Leases and any amendments or other agreements pertaining thereto within ten (10) days of the execution thereof.

     (d) All security deposits of tenants, whether held in cash or any other form, shall not be commingled with any other funds of Borrower and, if cash, shall be deposited by Borrower at such commercial or savings bank or banks as may be reasonably satisfactory to Lender. Any bond or other instrument which Borrower is permitted to hold in lieu of cash security deposits under any applicable legal requirements shall be maintained in full force and effect in the full amount of such deposits unless replaced by cash deposits as hereinabove described, shall be issued by an institution reasonably satisfactory to Lender, shall, if permitted pursuant to any legal requirements, name Lender as payee or lender thereunder (or at Lender's option, be fully assignable to Lender) and shall, in all respects, comply with any applicable legal requirements and otherwise be reasonably satisfactory to Lender. Borrower shall, upon request, provide Lender with evidence reasonably satisfactory to Lender of Borrower's compliance with the foregoing. Following the occurrence and during the continuance of any Event of Default, Borrower shall, upon Lender's request, if permitted by any applicable legal requirements, turn over to Lender the security deposits (and any interest theretofore earned thereon) with respect to all or any portion of the Property, to be held by Lender subject to the terms of the Leases.

     Section 3.8 MAINTENANCE OF PROPERTY. Borrower shall maintain the Property, or cause the Tenant to maintain the Property pursuant to its Lease, in a good and safe condition and repair. The Improvements and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property) without the consent of Lender. Borrower shall promptly repair, replace or rebuild, or shall cause the Tenant to repair, replace or rebuild pursuant to its Lease, any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in Section 3.6 hereof and shall complete and pay for any structure at any time in the process of construction or repair on the Land. Borrower shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof which may have a material adverse affect on the use, operation or value of the Property. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use to be discontinued or abandoned without the express written consent of Lender.

     Section 3.9 WASTE. Borrower shall not permit, commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or give cause for cancellation of any Policy, or do or permit to be done thereon anything that may in any way impair the value of the Property or the security of this Security Instrument. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

     Section 3.10 COMPLIANCE WITH LAWS. Borrower shall promptly comply or cause Tenant to comply with all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations or court orders affecting or which may be interpreted to affect the Property, or the use thereof ("Applicable Laws"). Borrower shall from time to time, upon Lender's request, provide Lender with evidence satisfactory to Lender that the Property complies with all Applicable Laws or is exempt from compliance with Applicable Laws. Borrower shall give prompt notice to Lender of the receipt by Borrower of any notice related to a violation of any Applicable Laws and of the commencement of any proceedings or investigations which relate to compliance with Applicable Laws.

     Section 3.11 BOOKS AND RECORDS.

     (a) Borrower shall keep adequate books and records of account in accordance with methods acceptable to Lender in its sole discretion, consistently applied and furnish to Lender:

          (i) monthly rent rolls signed, dated and certified by Borrower (or an officer, general partner or principal of Borrower if Borrower is not an individual) under penalty of perjury to be true and complete to the best knowledge of such person after having made due inquiry, detailing the names of all tenants of the Improvements, the portion of Improvements occupied by each tenant, the base rent and any other charges payable under each Lease and the term of each Lease, including the expiration date, and any other information as is reasonably required by Lender, within fifteen (15) days after the end of each calendar month;

          (ii) annual information regarding Tenant's Sales, as provide by Tenant under its Lease, within thirty (30) days after the end of each calendar yare, and as otherwise requested, to the extent available.

          (iii) an annual balance sheet and profit and loss statement of Borrower, in the form required by Lender, prepared and certified by Borrower, and, if available, any financial statements prepared by an independent certified public accountant within ninety (90) days after the close of each fiscal year of Borrower.

     (b) Upon request from Lender, Borrower and its affiliates shall furnish to
Lender: (i) an accounting of all security deposits held in connection with any Lease of any part of the Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to obtain information regarding such accounts directly from such financial institutions; (ii) an annual operating budget presented on a monthly basis consistent with the annual operating statement described above for the Property and all proposed capital replacements and improvements at least fifteen (15) days prior to the start of each calendar year; and (iii) such other information reasonably requested by Lender.

     (c) Borrower and its affiliates shall furnish Lender with such other additional financial or management information as may, from time to time, be reasonably required by Lender in form and substance satisfactory to Lender.

     Section 3.12 PAYMENT FOR LABOR AND MATERIALS. Borrower will promptly pay or cause Tenant to pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof, except for the Permitted Exceptions (defined below). Nothing contained herein shall affect or impair Borrower's (or Tenant's, pursuant to its Lease) ability to diligently and in good faith contest any lien or bill for labor or materials, provided that any lien placed upon the Property must be fully and irrevocably discharged (by bond or otherwise) within 60 days after the date the same is first placed upon the Property.

     Section 3.13 PERFORMANCE OF OTHER AGREEMENTS. Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Property (or shall cause Tenant to do same), or given by Borrower to Lender for the purpose of further securing an obligation secured hereby and any amendments, modifications or changes thereto.

     Section 3.14 PROPERTY MANAGEMENT. Borrower represents and warrants that it self-manages the Property. Borrower shall not engage a property manager without Lender's prior consent. In the event that Lender determines that the Property is not being managed in accordance with generally accepted management practices for properties similar to the Property, Lender shall deliver written notice thereof to Borrower, which notice shall specify with particularity the grounds for Lender's determination. If Lender reasonably determines that the conditions specified in Lender's notice are not remedied to Lender's reasonable satisfaction by Borrower within thirty (30) days from receipt of such notice or that Borrower has failed to diligently undertake correcting such conditions within such thirty (30) day period, Borrower shall, at Lender's direction, either engage a professional third party property manager, or terminate any existing management agreement for the Property and enter into a property management agreement reasonably acceptable to Lender with a management company reasonably acceptable to Lender. In the event Lender directs Borrower to engage a professional third party property manager, then Borrower shall engage such a property manager pursuant to an agreement reasonably acceptable to Lender, and Borrower and such manager shall execute an agreement acceptable to Lender conditionally assigning Borrower's interest in such management agreement to Lender and subordinating manager's right to receive fees and expenses under such agreement while the Debt remains outstanding.

     Section 3.15 ACKNOWLEDGEMENT OF TENANT OBLIGATIONS. Lender acknowledges that the entire Property is leased to Muvico Entertainment LLC ("Tenant") pursuant to a valid and existing Lease, pursuant to which Tenant has certain obligations addressed in this Security Instrument. Notwithstanding the provisions of this Article 3, so long as (i) the Tenant shall perform its duties under the Lease, and (ii) the Lease remains in full force and effect, the provisions of Sections 3.3 (other than subsections 3.3(b)(i), 3.3(b)(vii) and 3.3(c)) shall not be applicable as to Borrower and may be performed by Tenant.

                         ARTICLE 4 -- SPECIAL COVENANTS

     Borrower covenants and agrees that:

     Section 4.1 PROPERTY USE. The Property shall be used only for a movie theater and such ancillary uses thereto and for no other use without the prior written consent of Lender, which consent may be withheld in Lender's sole and absolute discretion.

     Section 4.2 ERISA.

          (i) Borrower shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Security Instrument and the Other Security Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

          (ii) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Security Instrument, as requested by Lender in its sole discretion, that (i) Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA, or other retirement arrangement, which is subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a "governmental plan" within the meaning of Section 3(32) of ERISA; (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

          A. Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R.ss. 2510.3-101(b)(2);

          B. Less than 25 percent of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R.ss.2510.3-101(f)(2); or

          C. Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29
               C.F.R.ss.2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

     Section 4.3 SINGLE PURPOSE ENTITY. Borrower has not and shall not: (a) engage in any business or activity other than the ownership, operation and maintenance of the Property, and activities incidental thereto; (b) acquire or own any material assets other than (i) the Property, and (ii) such incidental Personal Property as may be necessary for the operation of the Property; (c) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Lender's consent; (d) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Lender, amend, modify, terminate or fail to comply with the provisions of Borrower's Partnership Agreement, Articles or Certificate of Incorporation or similar organizational documents, as the case may be, as same may be further amended or supplemented, if such amendment, modification, termination or failure to comply would adversely affect the ability of Borrower to perform its obligations hereunder, under the Note or under the Other Security Documents; (e) own any subsidiary or make any investment in, any person or entity without the consent of Lender; (f) commingle its assets with the assets of any of its general partners, affiliates, principals or of any other person or entity; (g) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Debt, except with respect to trade payables in the ordinary course of its business of owning and operating the Property, provided that such debt is paid within sixty (60) days of when incurred; (h) become insolvent and fail to pay its debts and liabilities from its assets as the same shall become due; (i) fail to maintain its records, books of account and bank accounts separate and apart from those of the general partners, principals and affiliates of Borrower, the affiliates of a general partner of Borrower, and any other person or entity;
(j) enter into any contract or agreement with any general partner, principal or affiliate of Borrower, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any general partner, principal or affiliate of Borrower; (k) seek the dissolution or winding up in whole, or in part, of Borrower; (l) maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any general partner, principal or affiliate of Borrower, or any general partner, principal or affiliate thereof or any other person; (m) hold itself out to be responsible for the debts of another person; (n) make any loans or advances to any third party, including any general partner, principal or affiliate of Borrower, or any general partner, principal or affiliate thereof;
(o) fail to file its own tax returns; (p) agree to, enter into or consummate any transaction which would render Borrower unable to furnish the certification or other evidence referred to in Section 4.2(b) hereof; (q) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name in order not
(i) to mislead others as to the identity with which such other party is transacting business, or (ii) to suggest that Borrower is responsible for the debts of any third party (including any general partner, principal or affiliate of Borrower, or any general partner, principal or affiliate thereof); (r) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; or (s) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors.

     Section 4.4 RESTORATION AFTER CASUALTY/CONDEMNATION. In the event of a casualty or a taking by eminent domain, the following provisions shall apply in connection with the Restoration of the Property:

     (a) If the Net Proceeds (defined below) shall be less than $400,000 and the costs of completing the Restoration shall be less than $400,000, the Net Proceeds will be disbursed by Lender to Borrower upon receipt, provided that all of the conditions set forth in Subsection 4.4(b)(i) are met and Borrower delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Security Instrument.

     (b) If the Net Proceeds are equal to or greater than $400,000 or the costs of completing the Restoration is equal to or greater than $400,000, Lender shall make the Net Proceeds available for the Restoration in accordance with the provisions of this Subsection 4.4(b). The term "Net Proceeds" for purposes of this Section 4.4 shall mean: (i) the net amount of all insurance proceeds received by Lender pursuant to Subsections 3.3(a) and 3.3(b)(i), (iv) and (vi) of this Security Instrument as a result of such damage or destruction, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting the same or (ii) the net amount of all awards and payments received by Lender with respect to a taking referenced in Section 3.6 of this Security Instrument, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting the same, whichever the case may be.

          (i) The Net Proceeds shall be made available to Borrower for the Restoration provided that each of the following conditions are met: (A) no Event of Default shall have occurred under the Note, this Security Instrument or any of the Other Security Documents or an event which after the passage of time or the giving of notice would constitute an Event of Default; (B) Borrower shall deliver or cause to be delivered to Lender a signed detailed budget approved in writing by Borrower's architect or engineer stating the entire cost of completing the Restoration, satisfactory to Lender; (C) the Net Proceeds together with any cash or cash equivalent deposited by Borrower with Lender are sufficient in Lender's discretion to cover the cost of the Restoration; (D) Borrower shall deliver to Lender, at its expense, the insurance set forth in Subsection 3.3(b)
     (vi) hereof; (E) less than fifty percent (50%) of the total floor area of the Improvements has been damaged, destroyed, taken, or rendered unusable as a result of such fire or other casualty or taking, whichever the case may be; (F) Leases demising in the aggregate at least 50% of the total rentable space in the Property which has been demised under executed and delivered Leases in effect as of the date of the occurrence of such fire or other casualty or taking, whichever the case may be, shall remain in full force and effect during and after the completion of the Restoration and Borrower furnishes to Lender evidence satisfactory to Lender that Tenant shall continue to operate a multi-plex movie theatre at the Property notwithstanding the occurrence of any such fire or other casualty or taking, whichever the case may be, and will make all necessary repairs and restorations thereto at their sole cost and expense; (G) Borrower shall commence the Restoration as soon as reasonably practicable and shall diligently pursue the same to satisfactory completion; (H) Lender shall be satisfied that any operating deficits, including all scheduled payments of principal and interest under the Note at the Applicable Interest Rate (as defined in the Note), which will be incurred with respect to the Property as a result of the occurrence of any such fire or other casualty or taking, whichever the case may be, will be covered out of (1) the Net Proceeds, (2) the insurance coverage referred to in Subsection 3.3(b)(iii), if applicable, or (3) by other funds of

     Borrower which are deposited with Lender prior to the commencement of the Restoration; (I) Lender shall be satisfied that, upon the completion of the Restoration, the gross cash flow and the net cash flow of the Property will be restored to a level sufficient to cover all carrying costs and operating expenses of the Property, including, without limitation, debt service on the Note at a coverage ratio (after deducting replacement reserve requirements and reserves for tenant improvements and leasing commissions from net operating income) of at least 1.91 to 1.0, which coverage ratio shall be determined by Lender in its sole and absolute discretion on the basis of the Applicable Interest Rate (as defined in the Note); (J) Lender shall be satisfied that the Restoration will be completed on or before the earliest to occur of (1) six (6) months prior to the Maturity Date (as defined in the Note), (2) one (1) year after the occurrence of such fire or other casualty or taking, whichever the case may be, (3) the earliest date required for such completion under the terms of any Leases which are required to remain in effect subsequent to the occurrence of such fire or other casualty or taking in accordance with the provisions of this Subsection 4.4(b), or (4) such time as may be required under applicable zoning law, ordinance, rule or regulation in order to repair and restore the Property to the condition it was in immediately prior to such fire or other casualty or to as nearly as possible the condition it was in immediately prior to such taking, as applicable; (K) the Property and the use thereof after the Restoration will be in compliance with and permitted under all applicable zoning laws, ordinances, rules and regulations; (L) the Restoration shall be done and completed by Borrower in an expeditious and diligent fashion and in compliance with all applicable governmental laws, rules and regulations (including, without limitation, all applicable Environmental Laws (defined below)); and (M) such fire or other casualty or taking, as applicable, does not result in the loss of access to the Property or the Improvements.

          (ii) The Net Proceeds shall be held by Lender, and until disbursed in accordance with the provisions of this Subsection 4.4(b), shall constitute additional security for the Obligations. The Net Proceeds shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence reasonably satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic's or materialmen's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Property arising out of the Restoration which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company insuring the lien of this Security Instrument.

          (iii) All plans and specifications required in connection with the Restoration shall be subject to prior reasonable review and acceptance in all respects by Lender and by an independent consulting engineer selected by Lender (the "Casualty Consultant"). Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior reasonable review and acceptance by Lender and the Casualty Consultant. All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant's fees, shall be paid by Borrower.

          (iv) In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Casualty Consultant, minus the Casualty Retainage. The term "Casualty Retainage" as ----- used in this Subsection 4.4(b) shall mean an amount equal to 10% of the costs actually incurred for work in place as part of the Restoration, as certified by the Casualty Consultant, until such time as the Casualty Consultant certifies to Lender that 50% of the required Restoration has been completed. There shall be no Casualty Retainage with respect to costs actually incurred by Borrower for work in place in completing the last 50% of the required Restoration. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Subsection 4.4(b), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration. The Casualty Retainage shall not be released until the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subsection 4.4(b) and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate governmental and quasi-governmental authorities, and Lender receives evidence reasonably satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Casualty Retainage, provided, however, that Lender will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Casualty Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, and the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company insuring the lien of this Security Instrument. If required by Lender, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

          (v) Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month.

          (vi) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the reasonable opinion of Lender, be sufficient to pay in full the balance of the costs which are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the "Net Proceeds Deficiency") with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Subsection 4.4(b) shall constitute additional security for the Obligations.

          (vii) With respect to Restorations related to casualties, the excess, if any, of the Net Proceeds, and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subsection 4.4(b), and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred under the Note, this Security Instrument or any of the Other Security Documents.

     (c) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Subsection 4.4(b)(vii) may, at Lender's election, be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its discretion shall deem proper or be paid, either in whole or in part, to Borrower for such purposes as Lender shall designate, in its discretion. If Lender shall receive and retain Net Proceeds, the lien of this Security Instrument shall be reduced only by the amount thereof received and retained by Lender and actually applied by Lender in reduction of the Debt.

     (d) Notwithstanding the provisions of this Section 4.4, so long as the Tenant shall agree in writing (i) to restore the Premises, and (ii) that the Lease shall remain in full force and effect, the provisions of Section 4.4 shall not be applicable.

                  ARTICLE 5 -- REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants to Lender that:

     Section 5.1 WARRANTY OF TITLE. Borrower has good title to the Property and has the right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the same and that for the fee properties Borrower possesses an unencumbered fee simple absolute estate in the Land and the Improvements and that it owns the Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions (other than standard printed exceptions) shown in the title insurance policy insuring the lien of this Security Instrument (the "Permitted Exceptions"). Borrower shall forever warrant, defend and preserve the title and the validity and priority of the lien of this Security Instrument and shall forever warrant and defend the same to Lender against the claims of all persons whomsoever.

     Section 5.2 AUTHORITY. Borrower (and the undersigned representative of Borrower, if any) has full power, authority and legal right to execute this Security Instrument, and to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the Property pursuant to the terms hereof and to keep and observe all of the terms of this Security Instrument on Borrower's part to be performed.

     Section 5.3 LEGAL STATUS AND AUTHORITY. Borrower (a) is duly organized, validly existing and in good standing under the laws of its state of organization or incorporation; (b) is duly qualified to transact business and is in good standing in the State where the Property is located; and (c) has all necessary approvals, governmental and otherwise, and full power and authority to own the Property and carry on its business as now conducted and proposed to be conducted. Borrower now has and shall continue to have the full right, power and authority to operate and lease the Property, to encumber the Property as provided herein and to perform all of the other obligations to be performed by Borrower under the Note, this Security Instrument and the Other Security Documents.

     Section 5.4 VALIDITY OF DOCUMENTS. (a) The execution, delivery and agreement to perform the Note, this Security Instrument and the Other Security Documents and the borrowing evidenced by the Note (i) are within the corporate/ partnership/limited liability company (as the case may be) power of Borrower;
(ii) have been authorized by all requisite corporate/partnership/limited liability company (as the case may be) action; (iii) have received all necessary approvals and consents, corporate, governmental or otherwise; (iv) will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any provision of law, any order or judgment of any court or governmental authority, the articles of incorporation, by-laws, partnership, trust or operating agreement, or other governing instrument of Borrower, or any indenture, agreement or other instrument to which Borrower is a party or by which it or any of its assets or the Property is or may be bound or affected; (v) will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of its assets, except the lien and security interest created hereby; and (vi) will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of this instrument in appropriate land records in the State where the Property is located and except for Uniform Commercial Code filings relating to the security interest created hereby); and (b) the Note, this Security Instrument and the Other Security Documents constitute the legal, valid and binding obligations of Borrower.

     Section 5.5 LITIGATION. There is no action, suit or proceeding, or any governmental investigation or any arbitration, in each case pending or, to the knowledge of Borrower, threatened against Borrower or the Property before any governmental or administrative body, agency or official which (i) challenges the validity of this Security Instrument, the Note or any of the Other Security Documents or the authority of Borrower to enter into this Security Instrument, the Note or any of the Other Security Documents or to perform the transactions contemplated hereby or thereby or (ii) if adversely determined would have a material adverse effect on the occupancy of the Property or the business, financial condition or results of operations of Borrower or the Property.

     Section 5.6 STATUS OF PROPERTY.

     (a) No portion of the Improvements is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, or any successor law, or, if located within any such area, Borrower has obtained and will maintain the insurance prescribed in Section 3.3 hereof.

     (b) Borrower or Tenant (pursuant to its Lease) has obtained all necessary certificates, licenses and other approvals, governmental and otherwise, necessary for the operation of the Property and the conduct of its business and all required zoning, building code, land use, environmental and other similar permits or approvals, all of which are in full force and effect as of the date hereof and not subject to revocation, suspension, forfeiture or modification.

     (c) The Property and the present and contemplated use and occupancy thereof are in compliance in all material respects with all applicable zoning ordinances, building codes, land use and environmental laws and other similar laws.

     (d) The Property is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Property has accepted or is equipped to accept such utility service.

     (e) All public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.

     (f) The Property is served by public water and sewer systems.

     (g) The Property is free from damage caused by fire or other casualty.

     (h) All costs and expenses of any and all labor, materials, supplies and equipment used in the construction of the Improvements have been paid in full.

     (i) Borrower has paid in full for, and is the owner of, all furnishings, fixtures and equipment (other than tenants' property) used in connection with the operation of the Property, free and clear of any and all security interests, liens or encumbrances, except the lien and security interest created hereby.

     (j) To Borrower's best knowledge, all liquid and solid waste disposal, septic and sewer systems located on the Property are in a good and safe condition and repair and in compliance with all Applicable Laws.

     Section 5.7 NO FOREIGN PERSON. Borrower is not a "foreign person" within the meaning of Sections 1445(f)(3) of the Code and the related Treasury Department regulations, including temporary regulations.

     Section 5.8 SEPARATE TAX LOT. The Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Property or any portion thereof.

     Section 5.9 ERISA COMPLIANCE.

     (a) As of the date hereof and throughout the term of this Security Instrument, (i) Borrower is not and will not be an "employee benefit plan" as defined in Section 3(3) of ERISA, or other retirement arrangement, which is subject to Title I of ERISA or Section 4975 of the Code, and (ii) the assets of Borrower do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA or Section 4975 of the Code; and

     (b) As of the date hereof and throughout the term of this Security Instrument (i) Borrower is not and will not be a "governmental plan" within the meaning of Section 3(32) of ERISA and (ii) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans.

     Section 5.10 LEASES. (a) Borrower is the sole owner of the entire lessor's interest in the Leases; (b) the Leases are valid and enforceable; (c) the terms of all alterations, modifications and amendments to the Leases are reflected in the certified occupancy statement delivered to and approved by Lender; (d) none of the Rents reserved in the Leases have been assigned or otherwise pledged or hypothecated; (e) none of the Rents have been collected for more than one (1) month in advance; (f) the premises demised under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the same on a rent-paying basis; and (g) there exist no offsets or defenses to the payment of any portion of the Rents.

     Section 5.11 FINANCIAL CONDITION. (a) Borrower is solvent, and no bankruptcy, reorganization, insolvency or similar proceeding under any state or federal law with respect to Borrower has been initiated, and (b) Borrower has received reasonably equivalent value for the granting of this Security Instrument.

     Section 5.12 BUSINESS PURPOSES. The loan evidenced by the Note is solely for the business purpose of Borrower, and is not for personal, family, household, or agricultural purposes.

     Section 5.13 TAXES. Borrower has filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by it and has paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by it. Borrower does not know of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

     Section 5.14 MAILING ADDRESSES. Borrower's mailing address, as set forth in the opening paragraph hereof or as changed in accordance with the provisions hereof, is true and correct.

     Section 5.15 NO CHANGE IN FACTS OR CIRCUMSTANCES. All information submitted to Lender in connection with any request by Borrower for the loan evidenced by the Note and/or any letter of application, preliminary commitment letter, final commitment letter or other application or letter of intent (including, but not limited to, all financial statements, rent rolls, reports and certificates) are accurate, complete and correct in all respects. There has been no adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading.

     Section 5.16 DISCLOSURE. Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

                     ARTICLE 6 -- OBLIGATIONS AND RELIANCES

     Section 6.1 RELATIONSHIP OF BORROWER AND LENDER. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Note, this Security Instrument and the Other Security Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

     Section 6.2 NO RELIANCE ON LENDER. The general partners, shareholders, members, principals or other beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise in connection with the ownership of the Property. Borrower is not relying on Lender's expertise, business acumen or advice in connection with the Property.

     Section 6.3 NO LENDER OBLIGATIONS.

     (a) Notwithstanding any of the provisions of this Security Instrument (including, but not limited to, the provisions of Subsections 1.1(f) and (l), Section 1.2 or Section 3.7), Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

     (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Note or the Other Security Documents, including without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

     Section 6.4 RELIANCE. Borrower recognizes and acknowledges that in accepting the Note, this Security Instrument and the Other Security Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article 5 without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof; that the warranties and representations are a material inducement to Lender in accepting the Note, this Security Instrument and the Other Security Documents; and that Lender would not be willing to make the loan evidenced by the Note, this Security Instrument and the Other Security Documents and accept this Security Instrument in the absence of the warranties and representations as set forth in Article 5.

                        ARTICLE 7 -- FURTHER ASSURANCES

     Section 7.1 RECORDING OF SECURITY INSTRUMENT, ETC. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the Other Security Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the Other Security Documents, any note or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

     Section 7.2 FURTHER ACTS, ETC. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Applicable Laws. Borrower, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity upon an Event of Default including without limitation such rights and remedies available to Lender pursuant to this Section 7.2.

     Section 7.3 CHANGES IN TAX, DEBT, CREDIT AND DOCUMENTARY STAMP LAWS.

     (a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then Lender shall have the option by written notice of not less than ninety (90) days to declare the Debt immediately due and payable.

     (b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

     (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the Other Security Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

     Section 7.4 ESTOPPEL CERTIFICATES.

     (a) After request by Lender, Borrower, within ten (10) days, shall furnish Lender or any proposed assignee or Investor (as defined in Section 19.1) with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest of the Note, (iv) the terms of payment and maturity date of the Note, (v) the date installments of interest and/or principal were last paid, (vi) that, except as provided in such statement, there are no defaults or events which with the passage of time or the giving of notice or both, would constitute an event of default under the Note or the Security Instrument, (vii) that the Note and this Security Instrument are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification, (viii) whether any offsets or defenses exist against the obligations secured hereby and, if any are alleged to exist, a detailed description thereof, (ix) that all Leases are in full force and effect and (provided the Property is not a residential multifamily property) have not been modified (or if modified, setting forth all modifications), (x) the date to which the Rents thereunder have been paid pursuant to the Leases, (xi) whether or not, to the best knowledge of Borrower, any of the lessees under the Leases are in default under the Leases, and, if any of the lessees are in default, setting forth the specific nature of all such defaults, (xii) the amount of security deposits held by Borrower under each Lease and that such amounts are consistent with the amounts required under each Lease, and (xiii) as to any other matters reasonably requested by Lender and reasonably related to the Leases, the obligations secured hereby, the Property or this Security Instrument.

     (b) Borrower shall use best efforts to deliver to Lender, promptly upon request (provided such request is not made more than twice in any calendar year), duly executed estoppel certificates from any one or more lessees as required by Lender attesting to such facts regarding the Lease as Lender may require, including but not limited to attestations that each Lease covered thereby is in full force and effect with no defaults thereunder on the part of any party, that none of the Rents have been paid more than one month in advance, and that the lessee claims no defense or offset against the full and timely performance of its obligations under the Lease.

     (c) Lender, by its acceptance of this Security Instrument, agrees to deliver to Borrower promptly upon Borrower's request therefor (provided such request is not made more than once in any calendar year) a written statement setting forth the unpaid principal amount of the Note, the accrued and unpaid interest thereon and the date on which an installment of interest and/or principal were last paid thereunder.

     Section 7.5 FLOOD INSURANCE. After Lender's request, Borrower shall deliver evidence satisfactory to Lender that no portion of the Improvements is situated in a federally designated "special flood hazard area."

     Section 7.6 SPLITTING OF SECURITY INSTRUMENT. This Security Instrument and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be split or divided into two or more notes and two or more security instruments, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, Borrower, upon written request of Lender and at Lender's sole cost and expense, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount of this Security Instrument, and containing terms, provisions and clauses similar to those contained herein and in the Note, and such other documents and instruments as may be required by Lender.

     Section 7.7 REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any Other Security Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or Other Security Document, Borrower will issue, in lieu thereof, a replacement Note or Other Security Document, dated the date of such lost, stolen, destroyed or mutilated Note or Other Security Document in the same principal amount thereof and otherwise of like tenor.

                      ARTICLE 8 -- DUE ON SALE/ENCUMBRANCE

     Section 8.1 LENDER RELIANCE. Borrower acknowledges that Lender has examined and relied on the experience of Borrower and its officers, and principals in owning and operating properties such as the Property in agreeing to make the loan secured hereby, and will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property.

     Section 8.2 NO SALE/ENCUMBRANCE. Borrower agrees that Borrower shall not, without the prior written consent of Lender, sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any part thereof or permit the Property or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred, except as otherwise permitted in the Loan Documents.

     Section 8.3 SALE/ENCUMBRANCE DEFINED. (A) A sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer within the meaning of this Article 8 shall be deemed to include, but not limited to, (a) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (b) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (c) if Borrower or any general partner of Borrower is a corporation, the voluntary or involuntary sale, conveyance, transfer or pledge of such corporation's stock or the creation or issuance of new stock by which an aggregate of more than 49% of the ownership of such corporation's stock shall be vested in or pledged to a party or parties who are not now stockholders; (d) if Borrower or any general partner of Borrower is a limited liability company, the voluntary or involuntary sale, conveyance, transfer or pledge of membership interests in the capital or profits of such company or the creation or issuance of new membership interests by which an aggregate of more than 49% of the ownership of such company's membership interests shall be vested in or pledged to a party or parties who do not now hold membership interests in such company;
(e) if Borrower or any general partner of Borrower is a limited or general partnership or joint venture, (i) the change, removal or resignation of a general partner or managing partner, (ii) the transfer or pledge of the partnership interest of any general partner or managing partner or any profits or proceeds relating to such partnership interest, (iii) the transfer or pledge of more than 49% of the capital or profits of the partnership or (iv) the creation or issuance of new partnership interests by Borrower or its general partner which an aggregate of more than 49% of the ownership of partnership interests in such partnership shall be vested in a party or parties who do not now hold partnership interests in such partnership or joint venture; and (f) without limitation to the foregoing, any voluntary or involuntary sale, transfer, conveyance or pledge by any person or entity which directly or indirectly controls Borrower (by operation or law or otherwise) (a "Principal") of its direct or indirect controlling interest in Borrower. Notwithstanding the foregoing, the following transfers shall not be deemed to be a sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment or transfer within the meaning of this Article 8: (A) transfer by devise or descent or by operation of law upon the death of a partner, member or stockholder of Borrower or any general partner thereof, and (B) a sale, transfer or hypothecation of a partnership, shareholder or membership interest in Borrower, whichever the case may be, by the current partner(s), shareholder(s) or member(s), as applicable, to an immediate family member (i.e., parents, spouses, siblings, children or grandchildren) of such partner, or shareholder or member or to a Principal (or a trust for the benefit of any such persons). Notwithstanding anything to the contrary contained herein (including, without limitation, the terms of the immediately preceding sentence), any sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment or transfer permitted or consented to which shall result in any party not now owning more than 49% of the ownership interests in Borrower acquiring more than 49% of the ownership interests in Borrower shall require the receipt by Lender of a substantive non-consolidation opinion acceptable to Lender.

     (B) Notwithstanding anything to the contrary contained in this Article 8, and in addition to the transfers expressly permitted hereunder, Lender's consent to a one-time sale, assignment or other transfer of the Property shall not be withheld provided that Lender receives sixty (60) days prior written notice of such transfer hereunder and no Event of Default shall then exist, and further provided that, the following additional requirements are satisfied:

          (i) Borrower shall pay Lender a transfer fee equal to 1% of the outstanding principal balance of the Loan at the time of such transfer;

          (ii) Borrower shall pay any and all out-of-pocket costs incurred in connection with the transfer of the Property (including, without limitation, Lender's counsel fees and disbursements and all recording fees, title insurance premiums and mortgage and intangible taxes and the fees and expenses of the Rating Agencies pursuant to clause (x) below);

          (iii) The proposed transferee (the "Transferee") or Transferee's Principals (hereinafter defined) must have demonstrated expertise in owning and operating properties similar in location, size and operation to the Property, which expertise shall be reasonably determined by Lender. The term "Transferee's Principals" shall include (A) Transferee's managing members, general partners or principal shareholders, and (B) such other members, partners or shareholders which directly or indirectly shall own a 15% or greater interest in Transferee.

          (iv) Transferee and Transferee's Principals shall, as of the date of such transfer, have an aggregate net worth and liquidity reasonably acceptable to Lender;

          (v) Transferee, Transferee's Principals and all other entities which may be owned or controlled directly or indirectly by Transferee's Principals ("Related Entities") must not have been a party to any bankruptcy proceedings, voluntary or involuntary, made an assignment for the benefit of creditors or taken advantage of any insolvency act, or any act for the benefit of debtors within (7) years prior to the date of the proposed transfer of the Property;

          (vi) Transferee shall assume all of the obligations of Borrower under the Loan Documents in a manner satisfactory to Lender in all respects, including without limitation, by entering into an assumption agreement in form and substance satisfactory to Lender;

          (vii) There shall be no material litigation or regulatory action pending or threatened against Transferee, Transferee's Principals or Related Entities which is not reasonably acceptable to Lender;

          (viii) Transferee, Transferee's Principals and Related Entities shall not have defaulted under its or their obligations with respect to any other indebtedness in a manner which is not reasonably acceptable to Lender;

          (ix) Transferee and Transferee's Principals must be able to satisfy all the covenants set forth in Sections 4.3 and 5.9 hereof, no Event of Default or event which, with the giving of notice, passage of time or both, shall constitute an Event of Default, shall otherwise occur as a result of such transfer, and Transferee and Transferee's Principals shall deliver (A) all organization documentation reasonably requested by Lender, which shall be reasonably satisfactory to Lender, and (B) all certificates, agreements and covenants reasonably required by Lender;

          (x) Transferee shall be approved by the rating agencies selected by Lender;

          (xi) Borrower shall deliver, at its sole cost and expense, an endorsement to the existing title policy insuring the Security Instrument, as modified by the assumption agreement, as a valid first lien on the Property and naming the Transferee as owner of the Property, which endorsement shall insure that, as of the date of the recording of the assumption agreement, the Property shall not be subject to any additional exceptions or liens other than those contained in the title policy issued on the date hereof. Immediately upon a transfer of the Property to such Transferee and the satisfaction of all of the above requirements, the Borrower herein shall be released from all liability under this Security Instrument, the Note and Other Security Documents accruing after such transfer. The foregoing release shall be effective upon the date of such transfer, but Lender agrees to provide written evidence thereof reasonably requested by Borrower; and

          (xii) Borrower simultaneously transfers the Additional Properties pursuant to Section 8.3 of the Other Mortgages.

     Section 8.4 LENDER'S RIGHTS. Lender reserves the right to condition the consent required hereunder upon a modification of the terms hereof and on assumption of the Note, this Security Instrument and the Other Security Documents as so modified by the proposed transferee, on payment of a transfer fee of one percent (1%) of the principal balance of the Note and all of Lender's expenses incurred in connection with such transfer, the approval by a Rating Agency of the proposed transferee, the proposed transferee's continued compliance with the covenants set forth in Section 4.2 hereof, or such other conditions as Lender shall determine in its sole discretion to be in the interest of Lender. An assignment and assumption of the Note shall not be permitted within the first twelve (12) months from the date hereof. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower's sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property without Lender's consent. This provision shall apply to every sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property.

                            ARTICLE 9 -- PREPAYMENT

     Section 9.1 PREPAYMENT BEFORE EVENT OF DEFAULT. The Debt may be prepaid only in strict accordance with the express terms and conditions of the Note including the payment of any prepayment consideration or premium due under the Note.

     Section 9.2 PREPAYMENT ON CASUALTY AND CONDEMNATION. Provided no Event of Default exists under the Note, this Security Instrument or the Other Security Documents, in the event of any prepayment of the Debt pursuant to the terms of Sections 4.4 hereof, no prepayment consideration or premium shall be due in connection therewith, but Borrower shall be responsible for all other amounts due under the Note, this Security Instrument and the Other Security Documents.

     Section 9.3 PREPAYMENT AFTER EVENT OF DEFAULT. Following an Event of Default and acceleration of the Debt, if Borrower or anyone on Borrower's behalf makes a tender of payment of the amount necessary to satisfy the Debt at any time prior to foreclosure sale

(including, but not limited to, sale under power of sale under this Security Instrument), or during any redemption period after foreclosure, (i) the tender of payment shall constitute an evasion of Borrower's obligation to pay any prepayment consideration or premium due under the Note and such payment shall, therefore, to the maximum extent permitted by law, include a premium equal to the prepayment consideration or premium that would have been payable on the date of such tender had the Debt not been so accelerated, or (ii) if at the time of such tender a prepayment would have been prohibited under the Note had the Debt not been so accelerated, the tender of payment shall constitute an evasion of such prepayment prohibition and shall, therefore, to the maximum extent permitted by law, include an amount equal to the greater of (i) 3% of the then principal amount of the Note and (ii) an amount equal to the excess of (A) the sum of the present values of a series of payments payable at the times and in the amounts equal to the payments of principal and interest (including, but not limited to the principal and interest payable on the Maturity Date (as defined in the Note)) which would have been scheduled to be payable after the date of such tender under the Note had the Debt not been accelerated, with each such payment discounted to its present value at the date of such tender at the rate which when compounded monthly is equivalent to the Prepayment Rate (as defined in the Note), over (B) the then principal amount of the Note.

                             ARTICLE 10 -- DEFAULT

     Section 10.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default": (a) if any portion of the Debt is not paid within five (5) days following the date the same is due or if the entire Debt is not paid on the Maturity Date; (b) if any of the Taxes or Other Charges is not paid within ten (10) days following the date the same is due and payable except to the extent sums sufficient to pay such Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument; (c) if the Policies are not kept in full force and effect, or if the Policies are not delivered to Lender within five (5) days of Lender's request; (d) if the Property is subject to actual waste; (e) if Borrower violates or does not comply with any of the provisions of Sections 3.7 and 4.3 and Articles 8, 12 and 13, or Borrower does not provide to Lender within five
(5) years of the date hereof a No Further Action letter from the State of Florida regarding the existing environmental contamination at the Property; (f) if any representation or warranty of Borrower or any person guaranteeing payment of the Debt or any portion thereof or performance by Borrower of any of the terms of this Security Instrument or any general partner, managing member, principal or beneficial owner of any of the foregoing, made herein or any guaranty or indemnity, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made; (g) if (i) Borrower or any general partner or managing member of Borrower shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower, or any general partner or managing member of Borrower, shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Borrower, or any general partner or managing member of Borrower, any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against the Borrower, or any general partner or managing member of Borrower, any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) the Borrower, or any general partner or managing member of Borrower, shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause
(i), (ii), or (iii) above; or (v) the Borrower, or any general partner or managing member of Borrower, shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; (h) if Borrower shall be in default under any other mortgage, deed of trust, deed to secure debt or other security agreement covering any part of the Property whether it be superior or junior in lien to this Security Instrument; (i) if the Property becomes subject to any mechanic's, materialman's or other lien other than a lien for local real estate taxes and assessments not then due and payable and the lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of sixty (60) days after Borrower has written notice thereof and in any event subject to the terms of the Lease; (j) if any federal tax lien is filed against Borrower, any general partner or managing member of Borrower, or the Property and same is not discharged of record within sixty (60) days after same is filed; (k) if Borrower fails to cure any violations of Applicable Laws within sixty (60) days of first having received notice thereof;
(l) if (i) Borrower fails to timely provide Lender with the written certification and evidence referred to in Section 4.2 hereof, or (ii) Borrower consummates a transaction which would cause the Security Instrument or Lender's exercise of its rights under this Security Instrument, the Note or the Other Security Documents to constitute a nonexempt prohibited transaction under ERISA or result in a violation of a state statute regulating governmental plans, subjecting Lender to liability for a violation of ERISA or a state statute; (m) if Borrower shall fail to reimburse Lender on demand, with interest calculated at the Default Rate (defined below), for all Insurance Premiums or Taxes, together with interest and penalties imposed thereon, paid by Lender pursuant to this Security Instrument; (n) if Borrower shall fail to timely deliver to Lender an estoppel certificate pursuant to the terms of Subsection 7.4(a); (o) if Borrower shall fail to timely deliver to Lender, after request by Lender, the statements referred to in Section 3.11 in accordance with the terms thereof; (p) if any default occurs in the performance of any guarantor's or indemnitor's obligations under any guaranty or indemnity executed in connection herewith and such default continues after the expiration of applicable grace periods set forth in such guaranty or indemnity, or if any representation or warranty of any guarantor or indemnitor thereunder shall be false or misleading in any material respect when made; (q) if for more than thirty (30) days after notice from Lender, Borrower shall continue to be in default under any other term, covenant or condition of the Note, this Security Instrument or the Other Security Documents in the case of any default which can be cured by the payment of a sum of money or for sixty (60) days after notice from Lender in the case of any other default, provided that if such default cannot reasonably be cured within such sixty (60) day period and Borrower shall have commenced to cure such default within such sixty (60) day period and thereafter diligently and expeditiously proceeds to cure the same, such sixty (60) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of one hundred twenty
(120) days; or (r) a default beyond applicable notice or cure periods (if any) shall occur under any Other Security Documents, including but not limited to the Other Notes or Other Mortgages.

     Section 10.2 LATE PAYMENT CHARGES. If any sum payable under this Security Instrument or any of the Other Security Documents is not paid prior to the fifth
(5th) day after the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law, to defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment, and such amount shall be secured by this Security Instrument and the Other Security Documents.

     Section 10.3 DEFAULT INTEREST. Borrower will pay, from the date of an Event of Default through the earlier of the date upon which the Event of Default is cured or the date upon which the Debt is paid in full, interest on the unpaid principal balance of the Note at a per annum rate equal to the lesser of (a) five percent (5%) plus the Applicable Interest Rate (as defined in the Note), and (b) the maximum interest rate which Borrower may by law pay or Lender may charge and collect (the "Default Rate").

                       ARTICLE 11 -- RIGHTS AND REMEDIES

     Section 11.1 REMEDIES. Upon the occurrence of any Event of Default, Borrower agrees that Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender: (a) declare the entire unpaid Debt to be immediately due and payable; (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument and/or one or both of the Other Mortgages under any applicable provision of law in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner; (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument and/or one or both of the Other Mortgages for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority; (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law; (e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or in the Other Security Documents; (f) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the Other Security Documents; (g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower or of any person, firm or other entity liable for the payment of the Debt; (h) subject to any applicable law, the license granted to Borrower under Section 1.2 shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees; (i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Personal Property, and (ii) request Borrower at its expense to assemble the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Personal Property sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower; (j) apply any sums then deposited in the Escrow Fund and any other sums held in escrow or otherwise by Lender in accordance with the terms of this Security Instrument or any Other Security Document to the payment of the following items in any order in its discretion: (i) Taxes and Other Charges; (ii) Insurance Premiums; (iii) Interest on the unpaid principal balance of the Note; (iv) Amortization of the unpaid principal balance of the Note; (v) All other sums payable pursuant to the Note, this Security Instrument and the Other Security Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument; (k) surrender any Policies maintained by Borrower pursuant to Article 3 hereof, collect the unearned Insurance Premiums and apply such sums as a credit on the Debt in such priority and proportion as Lender in its discretion shall deem proper, and in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such Insurance Premiums;
(l) pursue such other remedies as Lender may have under the Other Mortgages or under applicable law; or (m) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion.; or (n) under the power of sale hereby granted, Lender shall have the discretionary right to cause some or all of the Property, including any personal Property, to be sold or otherwise disposed of in any combination and in any manner permitted by applicable law.

     In the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. In the event of a sale, by foreclosure, power of sale, or otherwise, Lender may bid for and acquire the Property and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting against the Obligations the amount of the bid made therefor, after deducting therefrom the expenses of the sale, the cost of any enforcement proceeding hereunder and any other sums which Lender is authorized to deduct under the terms hereof, to the extent necessary to satisfy such bid. Notwithstanding the provisions of this
Section 11.1 to the contrary, if any Event of Default as described in clause (i) or (ii) of Subsection 10.1(g) shall occur, the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Lender.

     Section 11.2 APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the Other Security Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper. Upon any foreclosure sale or sales of all or any portion of the Property under the power of sale herein granted (if any), Lender may bid for and purchase the Property and shall be entitled to apply all or any part of the Debt as a credit to the purchase price.

     Section 11.3 RIGHT TO CURE DEFAULTS. Upon the occurrence of any Event of Default or if Borrower fails to make any payment or to do any act as herein provided, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 11.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the Other Security Documents and shall be immediately due and payable upon demand by Lender therefor.

     Section 11.4 ACTIONS AND PROCEEDINGS. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

     Section 11.5 RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

     Section 11.6 EXAMINATION OF BOOKS AND RECORDS. Lender, its agents, accountants and attorneys shall have the right to examine the records, books, management and other papers of Borrower and its affiliates which reflect upon their financial condition, at the Property or at any office regularly maintained by Borrower or its affiliates or where the books and records are located. Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers. In addition, Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of Borrower and its affiliates pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Borrower and its affiliates where the books and records are located.

     Section 11.7 OTHER RIGHTS, ETC.

     (a) The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (i) the failure of Lender to comply with any request of Borrower to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the Other Security Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the Other Security Documents.

     (b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender's possession.

     (c) Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Security Instrument. The rights of Lender under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

     Section 11.8 RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property. .9 VIOLATION OF LAWS. If the Property is not in compliance with Applicable Laws, Lender may impose additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

     Section 11.10 RIGHT OF ENTRY. Lender and its agents shall have the right to enter and inspect the Property at all reasonable times subject to the terms of the Tenant's Lease.

                      ARTICLE 12 -- ENVIRONMENTAL HAZARDS

     Section 12.1 ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants, based upon an environmental assessment of the Property and information of which Borrower has actual knowledge, that, except as disclosed in the Environmental Report: (a) there are no Hazardous Substances (defined below) or underground storage tanks in, on, or under the Property, except those that are both (i) in compliance with Environmental Laws (defined below) and with permits issued pursuant thereto and (ii) fully disclosed to Lender in writing pursuant to the written reports resulting from the environmental assessments of the Property delivered to Lender (the "Environmental Report"); (b) there are no past, present or threatened Releases (defined below) of Hazardous Substances in, on, under or from the Property except as described in the Environmental Report; (c) there is no threat of any Release of Hazardous Substances migrating to the Property except as described in the Environmental Report; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property except as described in the Environmental Report; (e) Borrower does not know of, and has not received, any written or oral notice or other communication from any person or entity (including but not limited to a governmental entity) relating to Hazardous Substances or Remediation (defined below) thereof, of possible liability of any person or entity pursuant to any Environmental Law with respect to the Property, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing; and (f) Borrower has truthfully and fully provided to Lender, in writing, any and all information relating to conditions in, on, under or from the Property that is known to Borrower and that is contained in Borrower's files and records, including but not limited to any reports relating to Hazardous Substances in, on, under or from the Property and/or to the environmental condition of the Property.

     "Environmental Law" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Substances, relating to liability for or costs of Remediation or prevention of Releases of Hazardous Substances or relating to liability for or costs of other actual or threatened danger to human health or the environment. "Environmental Law" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. "Environmental Law" also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, including, without limitation, the Florida Resource Recovery and Management Act and the Florida Pollutant Spill Prevention and Control Act, as well as common law; conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any governmental authority or other person or entity, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements in connection with permits or other authorization for lawful activity; relating to nuisance, trespass or other causes of action related to the Property; and relating to wrongful death, personal injury, or property or other damage in connection with any physical condition or use of the Property. "Hazardous Substances" include but are not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives provided, however, that "Hazardous Substances" shall not include cleaning materials customarily used at properties similar to the Property, to the extent such materials are used, stored and disposed of in accordance with Environmental Laws.

     "Release" of any Hazardous Substance includes but is not limited to any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances.

     "Remediation" includes but is not limited to any response, remedial, removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance, any actions to prevent, cure or mitigate any Release of any Hazardous Substance, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to in Article 12.

     Section 12.2 ENVIRONMENTAL COVENANTS. Borrower covenants and agrees that so long as the Borrower owns, manages, is in possession of, or otherwise controls the operation of the Property Borrower will enforce the environmental covenants in the Leases and cause Tenant to comply with the following: (a) all uses and operations on or of the Property, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Substances by Borrower, its agents or employees in, on, under or from the Property; (c) there shall be no Hazardous Substances in, on, or under the Property, except those that are in compliance with all Environmental Laws and with permits issued pursuant thereto, if and to the extent required; (d) the Property shall be kept free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Borrower or any other person or entity (the "Environmental Liens"); (e) Borrower shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Section 12.3 below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (f) Borrower shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any written request of Lender (including but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas), and share with Lender the reports and other results thereof, and Lender and other Indemnified Parties (as defined herein) shall be entitled to rely on such reports and other results thereof provided, however, that no such request shall be made by Lender unless Lender has reasonable grounds to believe that a Release of Hazardous Substances or a violation of Environmental Law has occurred at the Property; (g) Borrower shall, at its sole cost and expense, comply with all reasonable written requests of Lender to (i) reasonably effectuate Remediation of any condition (including but not limited to a Release of a Hazardous Substance) in, on, under or from the Property; (ii) comply with any Environmental Law; (iii) comply with any directive from any governmental authority; and (iv) take any other reasonable action necessary or appropriate for protection of human health or the environment; (h) Borrower shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person or entity (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property; and (i) Borrower shall immediately notify Lender in writing of (A) any presence or Releases or threatened Releases of Hazardous Substances in, on, under, from or migrating towards the Property; (B) any non-compliance with any Environmental Laws related in any way to the Property; (C) any actual or potential Environmental Lien; (D) any required or proposed Remediation of environmental conditions relating to the Property; and (E) any written or oral notice or other communication which Borrower becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to Hazardous Substances or Remediation thereof at the Property, possible liability of any person or entity pursuant to any Environmental Law with respect to the Property, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Article 12. Any failure of Borrower to perform its obligations pursuant to this Section 12.2 shall constitute bad faith waste with respect to the Property.

     Section 12.3 LENDER'S RIGHTS. Lender and any other person or entity designated by Lender, including but not limited to any receiver, any representative of a governmental entity, and any environmental consultant, shall have the right, but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender's sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. Borrower shall cooperate with and provide access to Lender and any such person or entity designated by Lender. The costs and expenses of such assessments shall be borne by Lender except in instances where such report or assessment is performed due to Borrower's failure to comply with its obligations under Section 12.2(f) or following an Event of Default, in which cases the costs and expenses of such assessments shall be paid for by Borrower.

                         ARTICLE 13 -- INDEMNIFICATION

     Section 13.1 GENERAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, of whatever kind or nature (including but not limited to attorneys' fees and other costs of defense) (the "Losses") imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following, except to the extent any of the following are attributable to the gross negligence or wilful misconduct of an Indemnified Party: (a) ownership of this Security Instrument, the Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Debt, and the Note, this Security Instrument, or any Other Security Documents; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Security Instrument or the Note or any of the Other Security Documents, whether or not suit is filed in connection with same, or in connection with Borrower and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding;
(d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;
(e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) any failure on the part of Borrower to perform or be in compliance with any of the terms of this Security Instrument;
(g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Security Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Security Instrument is made; (i) any failure of the Property to be in compliance with any Applicable Laws; (j) the enforcement by any Indemnified Party of the provisions of this Article 13; (k) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (l) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the loan evidenced by the Note and secured by this Security Instrument; or (m) any misrepresentation of material fact made by Borrower in this Security Instrument or any Other Security Document. Any amounts payable to Lender by reason of the application of this Section 13.1 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. For purposes of this
Article 13, the term "Indemnified Parties" means Lender and any person or entity who is or will have been involved in the origination of the loan evidenced by the Note, any person or entity who is or will have been involved in the servicing of the loan evidenced by the Note, any person or entity in whose name the encumbrance created by this Security Instrument is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the loan evidenced by the Note (including, but not limited to, Investors (as defined herein) or prospective Investors in the Securities (as defined herein), as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the loan evidenced by the Note) as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other person or entity who holds or acquires or will have held a participation or other full or partial interest in the loan evidenced by the Note or the Property, whether during the term of the loan evidenced by the Note or as a part of or following a foreclosure of the loan evidenced by the Note and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender's assets and business).

     Section 13.2 MORTGAGE AND/OR INTANGIBLE TAX. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the Other Security Document, except for net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed upon an Indemnified Party as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and the Indemnified Party (excluding a connection arising solely from the Indemnified Party having executed, delivered, or performed its obligations or received a payment under, or enforced, this Security Instrument, the Note and the Other Security Documents) or any political subdivision or taxing authority thereof or therein.

     Section 13.3 ERISA INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections 4.2 or 5.9 or Subsection 4.3(p).

     Section 13.4 ENVIRONMENTAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses and costs of Remediation (whether or not performed voluntarily), engineers' fees, environmental consultants' fees, and costs of investigation (including but not limited to sampling, testing, and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas) imposed upon or incurred by or asserted against any Indemnified Parties, and directly or indirectly arising out of or in any way relating to any one or more of the following (except to the extent the same relate solely to Hazardous Substances first introduced to the Property or violations of Environmental Laws committed at the Property by anyone other than Borrower, its agents or employees following the foreclosure of this Security Instrument (or the delivery and acceptance of a deed in lieu of such foreclosure), the expiration of any right of redemption with respect thereto and the obtaining by the purchaser at such foreclosure sale or grantee under such deed of possession of the Property): (a) any presence of any Hazardous Substances in, on, above, or under the Property; (b) any past, present or threatened Release of Hazardous Substances in, on, above, under or from the Property; (c) any activity by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Property of any Hazardous Substances at any time located in, under, on or above the Property; (d) any activity by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Property in connection with any actual or proposed Remediation of any Hazardous Substances at any time located in, under, on or above the Property, whether or not such Remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action; (e) any past, present or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with the Property or operations thereon, including but not limited to any failure by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Property to comply with any order of any governmental authority in connection with any Environmental Laws; (f) the imposition, recording or filing or the threatened imposition, recording or filing of any Environmental Lien encumbering the Property; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in Article 12 and this Section 13.4; (h) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with the Property, including but not limited to costs to investigate and assess such injury, destruction or loss; (i) any acts of Borrower or other users of the Property in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Substances owned or possessed by such Borrower or other users, at any facility or incineration vessel owned or operated by another person or entity and containing such or similar Hazardous Materials; (j) any acts of Borrower or other users of the Property, in accepting any Hazardous Substances for transport to disposal or treatment facilities, incineration vessels or sites selected by Borrower or such other users, from which there is a Release, or a threatened Release of any Hazardous Substance which causes the incurrence of costs for Remediation; (k) any personal injury, wrongful death, or property damage arising under any statutory or common law or tort law theory, including but not limited to damages assessed for the maintenance of a private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Property; and (l) any material misrepresentation or material inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to Article 12.

     Section 13.5 DUTY TO DEFEND; ATTORNEYS' FEES AND OTHER FEES AND EXPENSES. Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of claim or proceeding. Upon demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

                             ARTICLE 14 -- WAIVERS

     Section 14.1 WAIVER OF COUNTERCLAIM. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Note, any of the Other Security Documents, or the Obligations.

     Section 14.2 MARSHALLING AND OTHER MATTERS. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

     Section 14.3 WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender to Borrower.

     Section 14.4 SOLE DISCRETION OF LENDER. Wherever pursuant to this Security Instrument (a) Lender exercises any right given to it to approve or disapprove,
(b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

     Section 14.5 SURVIVAL. The indemnifications made pursuant to Sections 13.3 and 13.4 and the representations and warranties, covenants, and other obligations arising under Article 12, shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by: any satisfaction or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Lender's interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender's rights and remedies pursuant hereto including but not limited to foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Note or any of the Other Security Documents, any transfer of all or any portion of the Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Note or the Other Security Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto.

     Section 14.6 WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THE NOTE, THIS SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

                           ARTICLE 15 -- EXCULPATION

     Section 15.1 EXCULPATION. Lender shall not enforce the liability and obligation of Borrower, to perform and observe the obligations contained in this Security Instrument, the Note, or the Other Security Documents by any action or proceeding wherein a money judgment shall be sought against Borrower or any shareholder or parent of Borrower, except that Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon this Security Instrument, the Note, the Other Security Documents, and the interests in the Property; and any other collateral given to Lender pursuant to this Security Instrument and the Other Security Documents; provided, however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Borrower or any shareholder or parent of Borrower only to the extent of Borrower's interest in the Property and in any other collateral given to Lender, and Lender, by accepting this Security Instrument, the Note and the Other Security Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against Borrower or any shareholder or parent of Borrower, in any such action or proceeding, under or by reason of or in connection with this Security Instrument, the Note, or the Other Security Documents. The provisions of this paragraph shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Security Instrument or the Other Security Documents, (ii) impair the right of Lender to name Borrower as a party defendant in any action or suit for foreclosure and sale under this Security Instrument, (iii) affect the validity or enforceability of any guaranty made in connection with this Security Instrument or the Other

Security Documents, (iv) impair the right of Lender to obtain the appointment of a receiver, (v) impair the enforcement of any assignment, or, (vi) constitute a waiver of the right of Lender to enforce the liability and obligation of Borrower or any partner or member of Borrower, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including attorneys' fees and costs reasonably incurred) arising out of or in connection with the following: (a) fraud or misrepresentation by Borrower in connection with this Security Instrument, the Note or the Other Security Documents; (b) the gross negligence or willful misconduct of Borrower; (c) material physical waste of the Property; (d) the breach of provisions in this Security Instrument or the Other Security Documents concerning Environmental Laws and Hazardous Substances and any indemnification of Lender with respect thereto in any document; (e) the removal or disposal of any portion of the Property after default under the Note or the Other Security Documents; (f) the misapplication or conversion by Borrower of (i) any insurance proceeds paid by reason of any loss, damage or destruction to the Property, (ii) any awards or other amounts received in connection with the condemnation of all or a portion of the Property, or (iii) any Rents following default under this Security Instrument, the Note or the Other Security Documents; (g) failure to pay Taxes (provided that the liability of Borrower shall be only for amounts in excess of the amount held by Lender in escrow for the payment of Taxes), assessments, charges for labor or materials or other charges that can create liens on any portion of the Property; and (h) any security deposits collected with respect to the Property which are not delivered to Lender upon a foreclosure of the Property or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such foreclosure or action in lieu thereof.

     Notwithstanding anything to the contrary in this Security Instrument, the Note or the Other Security Documents (i) the Debt shall be fully recourse to Borrower; and (ii) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with this Security Instrument, the Note or the Other Security Documents, in the event that: (A) the first full monthly payment of principal and interest under the Note is not paid when due; (B) Borrower fails to permit on-site inspections of the Property, fails to provide financial information, or fails to comply with the terms of Section 4.3 hereof; (C) Borrower fails to obtain Lender's prior written consent to any subordinate financing or other voluntary lien encumbering the Property; (D) Borrower fails to obtain Lender's prior written consent to any assignment, transfer, or conveyance of the Property or any interest therein as required by this Security Instrument.

                             ARTICLE 16 -- NOTICES

     Section 16.1 NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person with receipt acknowledged by the recipient thereof, (ii) one (l) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:   3 Theatres, Inc.
                  30 Pershing Road, Suite 201
                  Kansas City, Missouri  64108
                  Attention:  Gregory K. Silvers, Esq.
                  Fax:  (816) 472-5794

With a copy to:   Kutak Rock, LLP
                  One Main Plaza
                  4435 Main Street, Suite 810
                  Kansas City, Missouri  64111
                  Attention:  Marc Salle
                  Fax:  (816) 960-0041

If to Lender:     Bear, Stearns Funding, Inc.
                  245 Park Avenue
                  New York, New York 10167
                  Attention:  Christopher Hoeffel

or addressed as such party may from time to time designate by written notice to the other parties.

     Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

     For purposes of this Security Instrument, "Business Day" shall mean any day other than Saturday, Sunday or any other day on which banks are authorized or required to close in New York, New York.

                        ARTICLE 17 -- SERVICE OF PROCESS

     Section 17.1 CONSENT TO SERVICE.

     (a) Borrower will maintain a place of business or an agent for service of process in Florida and give prompt notice to Lender of the address of such place of business and of the name and address of any new agent appointed by it, as appropriate. Borrower further agrees that the failure of its agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon. If, despite the foregoing, there is for any reason no agent for service of process of Borrower available to be served, and if it at that time has no place of business in Florida, then Borrower irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof.

     (b) Borrower initially and irrevocably designates ____________________ with offices on the date hereof at ___________________________________, to receive for and on behalf of Borrower service of process in Florida with respect to this Security Instrument.

                          ARTICLE 18 -- APPLICABLE LAW

     Section 18.1 CHOICE OF LAW. THIS SECURITY INSTRUMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, PROVIDED HOWEVER, THAT WITH RESPECT TO THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIEN OF THIS SECURITY INSTRUMENT, AND THE DETERMINATION OF DEFICIENCY JUDGMENTS, THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED SHALL APPLY.

     Section 18.2 USURY LAWS. This Security Instrument and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Security Instrument or the Note, Borrower is at any time required or obligated to pay interest on the Debt at a rate in excess of such maximum rate, the rate of interest under the Security Instrument and the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

     Section 18.3 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

                         ARTICLE 19 -- SECONDARY MARKET

     Section 19.1 TRANSFER OF LOAN. Lender may, at any time, sell, transfer or assign the Note, this Security Instrument and the Other Security Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage passthrough certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"). Lender may forward to each purchaser, transferee, assignee, servicer, participant or investor in such Securities or any Rating Agency rating such Securities (collectively, the "Investor") and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrower, and the Property, whether furnished by Borrower, or otherwise, as Lender determines necessary or desirable. Borrower agrees to cooperate with Lender in connection with any transfer made or any Securities created pursuant to this Security Instrument, including, without limitation, the delivery of an estoppel certificate in accordance therewith, and such other documents as may be reasonably requested by Lender. Borrower shall also furnish and Borrower consents to Lender furnishing to such Investors or such prospective Investors or Rating Agency any and all information concerning the Property, the Leases, the financial condition of Borrower as may be requested by Lender, any Investor or any prospective Investor or Rating Agency in connection with any sale, transfer or participation interest. Lender may retain or assign responsibility for servicing the Note, this Security Instrument, and the Other Security Documents, or may delegate some or all of such responsibility and/or obligations to a servicer including, but not limited to, any subservicer or master servicer. Lender may make such assignment or delegation on behalf of the Investors if the Note is sold or this Security Instrument or the Other Security Documents are assigned. All references to Lender herein shall refer to and include any such servicer to the extent applicable.

     Section 19.2 CONVERSION TO REGISTERED FORM. At the request and the expense of Lender, Borrower shall appoint, as its agent, a registrar and transfer agent (the "Registrar") acceptable to Lender which shall maintain, subject to such reasonable regulations as it shall provide, such books and records as are necessary for the registration and transfer of the Note in a manner that shall cause the Note to be considered to be in registered form for purposes of Section 163(f) of the Code. The option to convert the Note into registered form once exercised may not be revoked. Any agreement setting out the rights and obligation of the Registrar shall be subject to the reasonable approval of Lender. Borrower may revoke the appointment of any particular person as Registrar, effective upon the effectiveness of the appointment of a replacement Registrar. The Registrar shall not be entitled to any fee from Lender or any other lender in respect of transfers of the Note and Security Instrument (other than Taxes and governmental charges and fees).

     Section 19.3 COOPERATION. Borrower acknowledges that Lender and its successors and assigns may (a) sell this Security Instrument, the Note and Other Security Documents to one or more investors as a whole loan, (b) participate the Loan secured by this Security Instrument to one or more investors, (c) deposit, through one or a series of transactions, this Security Instrument, the Note and Other Security Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets or (d) otherwise sell the Loan or interest therein to investors (the transactions referred to in clauses (a) through (d) are hereinafter referred to as "Secondary Market Transactions"). Borrower shall cooperate in good faith with Lender in effecting any such Secondary Market Transaction and shall cooperate in good faith to implement all requirements imposed by any rating agency involved in any Secondary Market Transaction including, without limitation, all structural or other changes to the Loan, modifications to any documents evidencing or securing the Loan, delivery of opinions of counsel acceptable to the rating agency and addressing such matters as the rating agency may require; provided, however, that Borrower shall not be required to modify any documents evidencing or securing the Loan which would modify (i) the interest rate payable under the Note, (ii) the stated maturity of the Note, (iii) the amortization of principal of the Note or (iv) any other material economic term of the Loan. Borrower shall provide such information and documents relating to Borrower, Indemnitor, if any, the Property and any tenants of the Improvements as Lender may reasonably request in connection with a Secondary Market Transaction. Lender shall have the right to provide to prospective investors any information in its possession, including, without limitation, financial statements relating to Borrower, the Indemnitor, if any, the Property and any tenant of the Improvements. Borrower acknowledges that certain information regarding the Loan and the parties thereto and the Property may be included in a private placement memorandum, prospectus or other disclosure documents.

                              ARTICLE 20 -- COSTS

     Section 20.1 PERFORMANCE AT BORROWER'S EXPENSE. Borrower acknowledges and confirms that Lender shall impose certain administrative processing and/or commitment fees in connection with (a) the extension, renewal, modification, amendment and termination of its loans, (b) the release or substitution of collateral therefor, (c) obtaining certain consents, waivers and approvals with respect to the Property, or (d) the review of any Lease or proposed Lease or the preparation or review of any subordination, non-disturbance agreement (the occurrence of any of the above shall be called an "Event"). Borrower further acknowledges and confirms that it shall be responsible for the payment of all costs of reappraisal of the Property or any part thereof required by law, regulation, any governmental or quasi-governmental authority or, following an Event of Default, Lender. Borrower hereby acknowledges and agrees to pay, immediately, with or without demand, all such fees (as the same may be increased or decreased from time to time), and any additional fees of a similar type or nature which may be imposed by Lender from time to time, upon the occurrence of any Event or otherwise. Wherever it is provided for herein that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, all reasonable legal fees and disbursements of Lender, whether retained firms, the reimbursement for the expenses of in-house staff or otherwise. Lender confirms that Borrower has paid all legal fees in connection with the initial funding of the Loan.

     Section 20.2 ATTORNEY'S FEES FOR ENFORCEMENT. (a) Borrower shall pay all reasonable legal fees incurred by Lender in connection with (i) the preparation of the Note, this Security Instrument and the Other Security Documents and (ii) the items set forth in Section 20.1 above, and (b) Borrower shall pay to Lender on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Lender in protecting its interest in the Property or Personal Property or in collecting any amount payable hereunder or in enforcing its rights hereunder with respect to the Property or Personal Property, whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any default or Event of Default shall have occurred, together with interest thereon at the Default Rate from the date paid or incurred by Lender until such expenses are paid by Borrower.

                           ARTICLE 21 -- DEFINITIONS

     Section 21.1 GENERAL DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower, each party comprising Borrower (if Borrower consists of more than one person or entity) and any subsequent owner or owners of the Property or any part thereof or any interest therein"; the word "Lender" shall mean "Lender and any subsequent holder of the Note"; the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument"; the word "person" shall include an individual, corporation, limited liability company, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the word "Property" shall include any portion of the Property and any interest therein, and the phrases "attorneys' fees" and "counsel fees" shall include any and all reasonable attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

                     ARTICLE 22 -- MISCELLANEOUS PROVISIONS

     Section 22.1 NO ORAL CHANGE. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     Section 22.2 LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

     Section 22.3 INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Note and this Security Instrument shall be construed without such provision.

     Section 22.4 HEADINGS, ETC. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     Section 22.5 DUPLICATE ORIGINALS; COUNTERPARTS. This Security Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

     Section 22.6 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     Section 22.7 SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the

Debt, the performance and discharge of Borrower's obligations hereunder, under the Note and the Other Security Documents and the performance and discharge of the Other Obligations.

     Section 22.8 CROSS-COLLATERALZATION. Borrower acknowledges that the Debt is secured by, among other things, the Other Mortgages (together with their respective assignments of leases and rents and other documents securing or evidencing the Debt, the "Additional Security Instruments") encumbering two properties located in North Carolina and Idaho (the "Additional Property", and, collectively with the Property, "Mortgaged Properties"). Upon the occurrence of an Event of Default, Lender shall have the right to institute a proceeding or proceedings for the total or partial foreclosure of this Security Instrument and/or the Additional Security Instruments whether by court action, power of sale or otherwise, under any applicable provision of law, for all or any portion of the Debt and the lien and security interest created by this Security Instrument and the Additional Security Instrument shall continue in full force and effect without loss of priority as a lien and security interest securing the payment of that portion of the Debt then due and payable but still outstanding following any such foreclosure. Borrower acknowledges and agrees that Lender shall be permitted to enforce payment of the Debt and the performance of any term, covenant or condition of the Note, this Security Instrument, the Other Security Documents or the Additional Security Instruments and exercise any and all rights and remedies under the Note, this Security Instrument, the Other Security Documents or the Additional Security Instruments, or as provided by law or at equity, by one or more proceedings, whether contemporaneous, consecutive or both, to be determined by Lender in its sole discretion. Neither the acceptance of this Security Instrument, the Other Security Documents or the Additional Security Instruments nor the enforcement thereof, whether by court action, foreclosure, power of sale or otherwise, shall prejudice or in any way limit or preclude enforcement by court action, foreclosure, power of sale or otherwise, of the Note, this Security Instrument, the Other Security Documents, or any Additional Security Instrument through one or more additional proceedings. Any and all sums received by Lender under the Note, this Security Instrument, and the Other Security Documents shall be applied to the Debt in the order and priority as set forth in Section 11.1(j) hereof without regard to the initial principal balance of any Note secured by any Additional Security Instrument or the appraised value of the Property or any Additional Property.

     Section 22.1 FUTURE ADVANCES. This Security Instrument is given to secure not only existing indebtedness, but also such future advances, whether such advances are obligatory or are to be made at the option of the Borrower, or otherwise, as are made within nineteen (19) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Security Instrument. The total amount of indebtedness that may be so secured may decrease or increase from time to time, but the total unpaid balance so secured at one time shall not exceed $30,000,000, plus interest thereon, and any disbursements made for the payment of taxes, levies or insurance on the Property, with interest on such disbursements at the applicable rate pursuant to the Note.



          [THE BALANCE OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the day and year first above written.

Signed, sealed and delivered
in the presence of:
                                        3 THEATRES, INC., a Missouri corporation
__________________________________
Print Name:_______________________

                                        By:_____________________________________
                                        Print Name:_____________________________
__________________________________      Its:____________________________________
Print Name:_______________________
                                                          (CORPORATE SEAL)

                                    EXHIBIT A

                              (Description of Land)

ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being

                                    EXHIBIT B

                              (Description of Land)

ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being

================================================================================

                          3 THEATRES, INC., as trustor
                                                 (Borrower)

                                       to

                         DANIEL S. HUFFENUS, as trustee
                                                 (Trustee)

                               for the benefit of


                   BEAR, STEARNS FUNDING, INC., as beneficiary
                                                 (Lender)


                                DEED OF TRUST AND
                               SECURITY AGREEMENT


                        THE COLLATERAL INCLUDES FIXTURES

         Dated:   January __, 2000


         Location:
         County:  Wake
         Borrower's Federal Tax I.D. No.:

         UPON RECORDATION
         RETURN TO:

         McGuire, Woods, Battle & Boothe LLP
         3700 Bank of America Plaza
         101 South Tryon Street
         Charlotte, North Carolina  28280
         Attention:  Daniel S. Huffenus, Esq.




================================================================================

     THIS DEED OF TRUST AND SECURITY AGREEMENT (the "Security Instrument") is made as of the ____ day of January, 2000 by 3 THEATRES, INC., a Missouri corporation, having its principal place of business at One Kansas City Place, 1200 Main Street, Suite 3250, Kansas City, Missouri 64105, as trustor ("Borrower"), in favor of DANIEL S. HUFFENUS, having an office at 3700 Bank of America Plaza, 101 South Tryon Street, Charolotte, North Carolina 28280, as trustee ("Trustee"), for the benefit of BEAR, STEARNS FUNDING, INC., a Delaware corporation, having an address at 245 Park Avenue, New York, New York 10167, as beneficiary ("Lender").

                                   RECITALS:

     Pursuant to that certain Loan Agreement of even date herewith between Borrower and Lender (the "Loan Agreement"), Borrower has agreed to borrow from Lender the sum of TWENTY MILLION ONE HUNDRED SEVENTY FIVE THOUSAND AND 00/100 DOLLARS ($20,175,000) (the "Loan"). The Loan is evidenced by three (3) separate promissory notes and secured by three (3) separate security instruments on a cross-defaulted, cross-collateralized basis. Borrower, pursuant to the North Carolina Note (as defined in the Loan Agreement) of even date herewith given to Lender is indebted to Lender in the principal sum of FOUR MILLION ONE HUNDRED SEVENTY FIVE THOUSAND AND 00/100 DOLLARS ($4,175,000) in lawful money of the United States of America (the note together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to as the "Note"), with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note.

     Borrower desires to secure the payment of the Debt (as defined in Article
2) and the performance of all of its obligations under the Note and the Other Obligations (as defined in Article 2). This Security Instrument shall be the North Carolina Mortgage, (as defined in the Loan Agreement).

                        ARTICLE 1 -- GRANTS OF SECURITY

     Section 1.1. PROPERTY CONVEYED. Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Trustee and its successors in trust, and grant a security interest to Trustee, in each case for the benefit of Lender, in the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the "Property"): (a) the real property described in Exhibit A attached hereto and made a part hereof (the "Land"); (b) all additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument; (c) the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (the "Improvements"); (d) all easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto; (e) all machinery, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the Improvements (collectively, the "Personal Property"), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "Uniform Commercial Code"), superior in lien to the lien of this Security Instrument and all proceeds and products of the above; (f) all leases and other agreements affecting the use, enjoyment or occupancy of the Land and the Improvements heretofore or hereafter entered into, including a guaranty of any such lease (a "Lease" or "Leases") and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt; (g) all awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property; (h) all proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property; (i) all refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction; (j) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims; (k) the right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property; (l) all agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder; (m) all tradenames, trademarks, servicemarks, logos, and copyrights (if any), goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property; in which Borrower has an interest; and (n) any and all other rights of Borrower in and to the items set forth in Subsections (a) through (m) above.

                               CONDITIONS TO GRANT

     TO HAVE AND TO HOLD the above granted and described Property unto Trustee, as trustee for the benefit of Lender, and to its successors in trust and assigns, forever;

     IN TRUST, WITH THE POWER OF SALE, to secure payment to Lender of the Debt at the time and in the manner provided for in the Note and in this Security Instrument;

     PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note and this Security Instrument, shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, these presents and the estate hereby granted shall cease, terminate and be void.


     Section 1.2 ASSIGNMENT OF RENTS. Borrower hereby absolutely and unconditionally assigns to Lender Borrower's right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 1.2 and Section 3.7, Lender grants to Borrower a revocable license to collect and receive the Rents which is revocable upon an Event of Default. Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

     Section 1.3. SECURITY AGREEMENT. This Security Instrument is both a real property deed of trust and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender, as security for the Obligations (defined in Section 2.1), a security interest in the Property to the full extent that the Property may be subject to the Uniform Commercial Code. This Security Instrument also shall be deemed a "financing statement" pursuant to the Uniform Commercial Code.

     Section 1.4. PLEDGE OF MONIES HELD. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender, including, without limitation, any sums deposited in the Escrow Fund (as defined in Section 3.5), Net Proceeds (as defined in Section 4.4) and condemnation awards or payments described in
Section 3.6, as additional security for the Obligations until expended or applied as provided in this Security Instrument.


                             ARTICLE 2 -- PAYMENTS

     Section 2.1. DEBT AND OBLIGATIONS SECURED. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the following, in such order of priority as Lender may determine in its sole discretion (the "Debt"): (a) the payment of the indebtedness evidenced by the Note in lawful money of the United States of America; (b) the payment of the indebtedness evidenced by the Idaho Note or the Florida Note is (as each is defined in the Loan Agreement) (the "Other Notes") in lawful money of the United States of America; (c) the payment of interest, prepayment premiums, default interest, late charges and other sums, as provided in the Note, the Other Notes, this Security Instrument or the Other Security Documents (defined below); (d) the payment of all other moneys agreed or provided to be paid by Borrower in the Note, the Other Notes, this Security Instrument or the Other Security Documents;
(e) the payment of all sums advanced pursuant to this Security Instrument or Other Security Documents to protect and preserve the Property and the lien and the security interest created hereby; and (f) the payment of all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the performance of all other obligations of Borrower contained herein and the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of this Security Instrument, the Note or the Other Security Documents (collectively, the "Other Obligations"). Borrower's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively below as the "Obligations."

     Section 2.2. PAYMENTS. Unless payments are made in the required amount in immediately available funds at the place where the Note is payable, remittances in payment of all or any part of the Debt shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in funds immediately available at the place where the Note is payable (or any other place as Lender, in Lender's sole discretion, may have established by delivery of written notice thereof to Borrower) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default (defined below).

                        ARTICLE 3 -- BORROWER COVENANTS

     Borrower covenants and agrees that:

     Section 3.1. PAYMENT OF DEBT. Borrower will pay the Debt at the time and in the manner provided in the Note and in this Security Instrument.

     Section 3.2 INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in (a) the Note, (b) the Other Notes, (c) the Loan Agreement and (d) all and any of the documents other than the Note, the Other Notes or this Security Instrument now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guaranty payment of the Note (the "Other Security Documents") or the Other Notes, including but not limited to the Idaho Mortgage and the Florida Mortgage (as each is defined in the Loan Agreement, and together, the "Other Mortgages"; collectively, the "Other Security Documents"), are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

     Section 3.3 INSURANCE.

          (a) Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall obtain and maintain during the entire term of this Security Instrument policies of insurance against loss or damage by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy including, without limitation, riot and civil commotion, vandalism, malicious mischief, burglary and theft. Such insurance shall be in an amount equal to the greatest of (i) the then full replacement cost of the Improvements and Personal Property, without deduction for physical depreciation, (ii) the outstanding principal balance of the Note, and (iii) such amount that the insurer would not deem Borrower a co-insurer under said policies. The policies of insurance carried in accordance with this paragraph shall be paid annually in advance and shall contain a "Replacement Cost Endorsement" with a waiver of depreciation.

          (b) Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall also obtain and maintain during the entire term of this Security Instrument the following policies of insurance:

               (i) Flood insurance if any part of the Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any amendment or successor act thereto) in an amount at least equal to the outstanding principal amount of the loan evidenced by the Note or the maximum limit of coverage available with respect to the Improvements and Personal Property under said Act, whichever is less.

               (ii) Comprehensive public liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages and containing minimum limits per occurrence of $1,000,000 for the Property except that if any Improvements on the Property contain elevators, the minimum limits per occurrence shall be $3,000,000.

               (iii) Rental loss and/or business interruption insurance (including rental value if any of the Property is leased in whole or in part) in an annual aggregate amount equal to all rents or estimated gross revenues from the operations of the Property, as may be applicable, and covering rental losses or business interruption, as may be applicable, for a period of at least one (1) year after the date of the fire or casualty in question. The amount of such insurance shall be increased from time to time during the term of this Security Instrument as and when new Leases and renewal Leases are entered into and the rents payable increase or the annual estimate of (or the actual) gross revenue, as may be applicable, increases to reflect such increases. The proceeds of such insurance shall be and are hereby assigned to Lender, to be applied to the payment of principal and interest on the Note, "Taxes" (defined below), "Other Charges" (defined below), and "Insurance Premiums" (defined below), in any order of preference determined by Lender, until such time as the damaged Improvements shall have been restored and placed in full operation, at which time, provided Borrower is not then in default under this Security Instrument, the balance of such insurance proceeds, if any, held by Lender shall be returned to Borrower.

               (iv) Insurance against loss or damage from (y) leakage of sprinkler systems and (z) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in the Improvements.

               (v) Worker's compensation insurance with respect to any employees of Borrower, as required by any governmental authority or legal requirement.

               (vi) During any period of repair or restoration, builder's "all risk" insurance in an amount equal to not less than the full insurable value of the Property against such risks (including, without limitation, fire and extended coverage and collapse of the Improvements to agreed limits) as Lender may request, in form and substance acceptable to Lender.

               (vii) Such other insurance as may from time to time be reasonably required by Lender in order to protect its interests.

          (c) All policies of insurance (the "Policies") required pursuant to be maintained by Borrower pursuant to this Security Instrument: (i) shall be issued by companies approved by Lender and licensed to do business in the state where the Property is located, with a claims paying ability rating of "A" or better by Standard & Poor's Corporation or a rating of "A:VII" or better in the current Best's Insurance Reports; (ii) shall name Lender as an additional insured; (iii) shall contain a Non-Contributory Standard Mortgagee Clause and a Lender's Loss

     Payable Endorsement (Form 438 BFU NS), or their equivalents, naming Lender as the person to which all payments made by such insurance company shall be paid; (iv) shall contain a waiver of subrogation against Lender; (v) shall be maintained throughout the term of this Security Instrument without cost to Lender; (vi) shall be assigned and certificates of insurance delivered to Lender; (vii) shall contain such provisions as Lender deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Borrower, Lender nor any other party shall be a co-insurer under said Policies and that Lender shall receive at least thirty (30) days prior written notice of any modification, reduction or cancellation; and (viii) shall be satisfactory in form and substance to Lender and shall be approved by Lender as to amounts, form, risk coverage, deductibles, loss payees and insureds. Borrower shall pay or cause Tenant to pay the premiums for such Policies (the "Insurance Premiums") as the same become due and payable and shall furnish to Lender evidence of the renewal of each of the new Policies with receipts for the payment of the Insurance Premiums or other evidence of such payment reasonably satisfactory to Lender (provided that such Insurance Premiums have not been paid to Lender or Lender's servicing agent pursuant to
     Section 3.5 hereof). If Borrower does not furnish such evidence and receipts at least thirty (30) days prior to the expiration of any apparently expiring Policy, then Lender may procure, but shall not be obligated to procure, such insurance and pay the Insurance Premiums therefor, and Borrower agrees to reimburse Lender for the cost of such Insurance Premiums promptly on demand. Within thirty (30) days after request by Lender, Borrower shall obtain such increases in the amounts of coverage required hereunder as may be reasonably requested by Lender, taking into consideration changes in the value of money over time, changes in liability laws, changes in prudent customs and practices, and the like. All Policies maintained by Tenant shall contain such provisions as Lender deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Borrower, Lender nor any other party shall be a co-insurer under said Policies and that Lender shall receive at least thirty (30) days prior written notice of any modification, reduction or cancellation and shall be satisfactory in form and substance to Lender and shall be approved by Lender as to amounts, form, risk coverage, deductibles, loss payees and insureds.

          (d) If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Borrower shall give prompt notice of such damage to Lender and shall promptly commence and diligently prosecute the completion of the repair and restoration of the Property as nearly as possible to the condition the Property was in immediately prior to such fire or other casualty, with such alterations as may be approved by Lender (the "Restoration") and otherwise in accordance with Section 4.4 of this Security Instrument. Borrower shall pay all costs of such Restoration whether or not such costs are covered by insurance. In case of loss covered by Policies, Lender may either (1) settle and adjust any claim without the consent of Borrower, or (2) allow Borrower to agree with the insurance company or companies on the amount to be paid upon the loss; provided, that
     (A) Borrower may adjust losses aggregating not in excess of $100,000 if such adjustment is carried out in a competent and timely manner and (B) if no Event of Default shall have occurred, Lender shall not settle or adjust any such claim without the consent of Borrower, which consent shall not be unreasonably withheld or delayed. In any case Lender shall and is hereby authorized to collect and receipt for any such insurance proceeds; and the expenses incurred by Lender in the adjustment and collection of insurance proceeds shall become part of the Debt and be secured hereby and shall be reimbursed by Borrower to Lender upon demand.

     Section 3.4. PAYMENT OF TAXES, ETC.

          (a) Borrower shall pay, or shall cause Tenant to pay, all taxes, assessments, water rates, sewer rents, governmental impositions, and other charges, including without limitation vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Taxes"), all ground rents, maintenance charges and similar charges, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Other Charges"), and all charges for utility services provided to the Property prior to the same becoming delinquent. Borrower will deliver or cause Tenant to deliver to Lender, promptly upon Lender's request, evidence satisfactory to Lender that the Taxes, Other Charges and utility service charges have been so paid or are not then delinquent. Borrower shall not suffer and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Property. Except to the extent sums sufficient to pay all Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument, Borrower shall furnish, or cause Tenant to furnish, to Lender paid receipts for the payment of the Taxes and Other Charges prior to the date the same shall become delinquent.

          (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that (i) no Event of Default has occurred under the Note, this Security Instrument or any of the Other Security Documents, (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Taxes from Borrower and from the Property or Borrower shall have paid all of the Taxes under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost, (vi) Borrower shall have deposited with Lender adequate reserves for the payment of the Taxes, together with all interest and penalties thereon, unless Borrower has paid all of the Taxes under protest, and (vii) Borrower shall have furnished the security as may be required in the proceeding, or as may be requested by Lender to insure the payment of any contested Taxes, together with all interest and penalties thereon.

     Section 3.5. ESCROW FUND. Subject to subsection (b) below, in addition to the initial deposits with respect to Taxes and Insurance Premiums made by Borrower to Lender on the date hereof to be held by Lender in escrow, if any, Borrower shall pay to Lender on the first day of each calendar month (a) one-twelfth of an amount which would be sufficient to pay the Taxes payable, or estimated by Lender to be payable, during the next ensuing twelve (12) months and (b) one-twelfth of an amount which would be sufficient to pay the Insurance Premiums due for the renewal of the coverage afforded by the Policies upon the expiration thereof (the amounts in (a) and (b) above shall be called the "Escrow Fund"). Borrower agrees to notify Lender immediately of any changes to the amounts, schedules and instructions for payment of any Taxes and Insurance Premiums of which it has obtained knowledge and authorizes Lender or its agent to obtain the bills for Taxes and Other Charges directly from the appropriate taxing authority. The Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Lender will apply the Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to Sections 3.3 and 3.4 hereof. If the amount of the Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums pursuant to Sections 3.3 and 3.4 hereof, Lender shall, in its discretion, return any excess to Borrower or credit such excess against future payments to be made to the Escrow Fund. In allocating such excess, Lender may deal with the person shown on the records of Lender to be the owner of the Property. If the Escrow Fund is not sufficient to pay the items set forth in (a) and (b) above, Borrower shall promptly pay to Lender, upon demand, an amount which Lender shall estimate as sufficient to make up the deficiency. The Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. No earnings or interest on the Escrow Fund shall be payable to Borrower.

     (b) Notwithstanding the foregoing, Borrower shall not be required to contribute to the Escrow Fund provided no Event of Default shall have occurred, and Borrower or Tenant satisfies the following: Borrower shall furnish, or cause Tenant to furnish, to Lender satisfactory evidence of (i) the renewal of the Policies at least ten (10) days prior to expiration of such Policies, (ii) the payment of Insurance Premiums within ten (10) days of Lender's request therefor, and (iii) the payment of Taxes prior to same becoming delinquent. Upon notice from Lender following (a) an Event of Default or (b) the failure of Borrower or Tenant to provide satisfactory evidence of any of the foregoing, Borrower shall begin to deposit into the Escrow Fund as described in Section 3.5(a) above beginning on the Monthly Payment Date (as defined in the Note) immediately following the date of such notice.


     Section 3.6. CONDEMNATION. Borrower shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender is hereby irrevocably appointed as Borrower's attorney-in-fact coupled with an interest, with exclusive powers to collect, receive and retain any award or payment for any taking accomplished through a condemnation or eminent domain proceeding and to make any compromise or settlement in connection therewith. All condemnation awards or proceeds shall be either (a) paid to Lender for application against the Debt or (b) applied to Restoration of the Property in accordance with Section 4.4 hereof. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein or in the Note. Any award or payment to be applied to the reduction or discharge of the Debt or any portion thereof may be so applied whether or not the Debt or such portion thereof is then due and payable. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been or may be sought, recovered or denied, to receive the award or payment, or a portion thereof sufficient to pay the Debt.

     Section 3.7. LEASES AND RENTS.

          (a) Borrower does hereby absolutely and unconditionally assign to Lender, Borrower's right, title and interest in all current and future Leases and Rents, it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment to Lender shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise impose any obligation upon Lender. Borrower agrees to execute and deliver to Lender such additional instruments, in form and substance satisfactory to Lender, as may hereafter be requested by Lender to further evidence and confirm such assignment. Nevertheless, subject to the terms of this Section 3.7, Lender grants to Borrower a license, revocable upon an Event of Default, to operate and manage the Property and to collect the Rents. Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, in trust for the benefit of Lender for use in the payment of such sums. Upon an Event of Default, without the need for notice or demand, the license granted to Borrower herein shall automatically be revoked, and Lender shall immediately be entitled to possession of all Rents, whether or not Lender enters upon or takes control of the Property. Lender is hereby granted and assigned by Borrower the right, at its option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license may be applied toward payment of the Debt in such priority and proportions as Lender in its sole discretion shall deem proper.

          (b) Borrower (i) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt; (ii) shall promptly send copies to Lender of all notices of default which Borrower shall receive thereunder; (iii) shall not collect any of the Rents more than one (1) month in advance; and (iv) shall not execute any other assignment of the lessor's interest in the Leases or the Rents. Borrower shall promptly send copies to Lender of all notices of default which Borrower shall send under any Lease; and, (A) shall enforce all of the terms, covenants and conditions contained in the Lease upon the part of the lessee thereunder to be observed or performed, short of termination thereof; (B) shall not alter, modify or change the terms of the Leases in any material respect without the prior written consent of Lender; (C) shall not convey or transfer or suffer or permit a conveyance or transfer of the Property or of any interest therein so as to effect a merger of the estates and rights, or a termination or diminution of the obligations of, tenants under the Leases; (D) shall not consent to any assignment of or subletting under the Leases not in accordance with the terms of the Leases, without the prior written consent of Lender; and (E) shall not cancel or terminate the Leases or accept a surrender thereof, except following a default by Tenant (hereinafter defined) under its Lease provided Borrower simultaneously enters into a new Lease acceptable to Lender pursuant to the terms hereof.

          (c) Borrower, as the lessor thereunder, may not enter into proposed lease renewals and new leases without the prior written consent of Lender. Borrower expressly understands that any and all proposed leases are included in the definition of "Lease" or "Leases" as such terms may be used throughout this Security Instrument, the Note and the Other Security Documents. Borrower shall furnish Lender with executed copies of all Leases and any amendments or other agreements pertaining thereto within ten (10) days of the execution thereof.

          (d) All security deposits of tenants, whether held in cash or any other form, shall not be commingled with any other funds of Borrower and, if cash, shall be deposited by Borrower at such commercial or savings bank or banks as may be reasonably satisfactory to Lender. Any bond or other instrument which Borrower is permitted to hold in lieu of cash security deposits under any applicable legal requirements shall be maintained in full force and effect in the full amount of such deposits unless replaced by cash deposits as hereinabove described, shall be issued by an institution reasonably satisfactory to Lender, shall, if permitted pursuant to any legal requirements, name Lender as payee or lender thereunder (or at Lender's option, be fully assignable to Lender) and shall, in all respects, comply with any applicable legal requirements and otherwise be reasonably satisfactory to Lender. Borrower shall, upon request, provide Lender with evidence reasonably satisfactory to Lender of Borrower's compliance with the foregoing. Following the occurrence and during the continuance of any Event of Default, Borrower shall, upon Lender's request, if permitted by any applicable legal requirements, turn over to Lender the security deposits (and any interest theretofore earned thereon) with respect to all or any portion of the Property, to be held by Lender subject to the terms of the Leases.

     Section 3.8. MAINTENANCE OF PROPERTY. Borrower shall maintain the Property, or cause the Tenant to maintain the Property pursuant to its Lease, a good and safe condition and repair. The Improvements and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property) without the consent of Lender. Borrower shall promptly repair, replace or rebuild, or shall cause the Tenant to repair, replace or rebuild pursuant to its Lease, any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in Section 3.6 hereof and shall complete and pay for any structure at any time in the process of construction or repair on the Land. Borrower shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof which may have a material adverse affect on the use, operation or value of the Property. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use to be discontinued or abandoned without the express written consent of Lender.

     Section 3.9. WASTE. Borrower shall not permit, commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or give cause for cancellation of any Policy, or do or permit to be done thereon anything that may in any way impair the value of the Property or the security of this Security Instrument. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

     Section 3.10. COMPLIANCE WITH LAWS. Borrower shall promptly comply or cause Tenant to comply with all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations or court orders affecting or which may be interpreted to affect the Property, or the use thereof ("Applicable Laws"). Borrower shall from time to time, upon Lender's request, provide Lender with evidence satisfactory to Lender that the Property complies with all Applicable Laws or is exempt from compliance with Applicable Laws. Borrower shall give prompt notice to Lender of the receipt by Borrower of any notice related to a violation of any Applicable Laws and of the commencement of any proceedings or investigations which relate to compliance with Applicable Laws.

     Section 3.11. BOOKS AND RECORDS.

          (a) Borrower shall keep adequate books and records of account in accordance with methods acceptable to Lender in its sole discretion, consistently applied and furnish to Lender:

               (i) monthly rent rolls signed, dated and certified by Borrower (or an officer, general partner or principal of Borrower if Borrower is not an individual) under penalty of perjury to be true and complete to the best knowledge of such person after having made due inquiry, detailing the names of all tenants of the Improvements, the portion of Improvements occupied by each tenant, the base rent and any other charges payable under each Lease and the term of each Lease, including the expiration date, and any other information as is reasonably required by Lender, within fifteen (15) days after the end of each calendar month;

               (ii) annual information regarding Tenant's Sales, as provided by Tenant under its Lease, within thirty (30) days after the end of each calendar year, and as otherwise requested, to the extent available.

               (iii) an annual balance sheet and profit and loss statement of Borrower, in the form required by Lender, prepared and certified by Borrower, and, if available, any financial statements prepared by an independent certified public accountant within ninety (90) days after the close of each fiscal year of Borrower.

          (b) Upon request from Lender, Borrower and its affiliates shall furnish to Lender: (i) an accounting of all security deposits held in connection with any Lease of any part of the Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to obtain information regarding such accounts directly from such financial institutions; (ii) an annual operating budget presented on a monthly basis consistent with the annual operating statement described above for the Property and all proposed capital replacements and improvements at least fifteen (15) days prior to the start of each calendar year; and (iii) such other information reasonably requested by Lender.

          (c) Borrower and its affiliates shall furnish Lender with such other additional financial or management information as may, from time to time, be reasonably required by Lender in form and substance satisfactory to Lender.

     Section 3.12. PAYMENT FOR LABOR AND MATERIALS. Borrower will promptly pay or cause Tenant to pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof, except for the Permitted Exceptions (defined below). Nothing contained herein shall affect or impair Borrower's (or Tenant's, pursuant to its Lease) ability to diligently and in good faith contest any lien or bill for labor or materials, provided that any lien placed upon the Property must be fully and irrevocably discharged (by bond or otherwise) within 60 days after the date the same is first placed upon the Property.

     Section 3.13. PERFORMANCE OF OTHER AGREEMENTS. Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Property (or shall cause Tenant to do same), or given by Borrower to Lender for the purpose of further securing an obligation secured hereby and any amendments, modifications or changes thereto.

     Section 3.14. PROPERTY MANAGEMENT. Borrower represents and warrants that it self-manages the Property. Borrower shall not engage a property manager without Lender's prior consent. In the event that Lender determines that the Property is not being managed in accordance with generally accepted management practices for properties similar to the Property, Lender shall deliver written notice thereof to Borrower, which notice shall specify with particularity the grounds for Lender's determination. If Lender reasonably determines that the conditions specified in Lender's notice are not remedied to Lender's reasonable satisfaction by Borrower within thirty (30) days from receipt of such notice or that Borrower has failed to diligently undertake correcting such conditions within such thirty (30) day period, Borrower shall, at Lender's direction, either engage a professional third party property manager, or terminate any existing management agreement for the Property and enter into a property management agreement reasonably acceptable to Lender with a management company reasonably acceptable to Lender. In the event Lender directs Borrower to engage a professional third party property manager, then Borrower shall engage such a property manager pursuant to an agreement reasonably acceptable to Lender, and Borrower and such manager shall execute an agreement acceptable to Lender conditionally assigning Borrower's interest in such management agreement to Lender and subordinating manager's right to receive fees and expenses under such agreement while the Debt remains outstanding.

     Section 3.15. ACKNOWLEDGEMENT OF TENANT OBLIGATIONS. Lender acknowledges that the entire Property is leased to Raleigh 16, LLC ("Tenant") pursuant to a valid and existing Lease, pursuant to which Tenant has certain obligations addressed in this Security Instrument. Notwithstanding the provisions of this
Article 3, so long as (i) the Tenant shall perform its duties under the Lease, and (ii) the Lease remains in full force and effect, the provisions of Sections
3.3 (other than subsections 3.3(b)(i), 3.3(b)(vii) and 3.3(c)) shall not be applicable as to Borrower and may be performed by Tenant.


                         ARTICLE 4 -- SPECIAL COVENANTS

     Borrower covenants and agrees that:

     Section 4.1. PROPERTY USE. The Property shall be used only for a movie theater and such ancillary uses thereto and for no other use without the prior written consent of Lender, which consent may be withheld in Lender's sole and absolute discretion.

     Section 4.2. ERISA.

          (a) Borrower shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Security Instrument and the Other Security Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

          (b) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Security Instrument, as requested by Lender in its sole discretion, that (i) Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA, or other retirement arrangement, which is subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a "governmental plan" within the meaning of Section 3(32) of ERISA; (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

               (A) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. ss. 2510.3-101(b)(2);

               (B) Less than 25 percent of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R. section 2510.3-101(f)(2); or

               (C) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. section 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

     Section 4.3. SINGLE PURPOSE ENTITY. Borrower has not and shall not: (a) engage in any business or activity other than the ownership, operation and maintenance of the Property, and activities incidental thereto; (b) acquire or own any material assets other than (i) the Property, and (ii) such incidental Personal Property as may be necessary for the operation of the Property; (c) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Lender's consent; (d) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Lender, amend, modify, terminate or fail to comply with the provisions of Borrower's Partnership Agreement, Articles or Certificate of Incorporation or similar organizational documents, as the case may be, as same may be further amended or supplemented, if such amendment, modification, termination or failure to comply would adversely affect the ability of Borrower to perform its obligations hereunder, under the Note or under the Other Security Documents; (e) own any subsidiary or make any investment in, any person or entity without the consent of Lender; (f) commingle its assets with the assets of any of its general partners, affiliates, principals or of any other person or entity; (g) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Debt, except with respect to trade payables in the ordinary course of its business of owning and operating the Property, provided that such debt is paid within sixty (60) days of when incurred; (h) become insolvent and fail to pay its debts and liabilities from its assets as the same shall become due; (i) fail to maintain its records, books of account and bank accounts separate and apart from those of the general partners, principals and affiliates of Borrower, the affiliates of a general partner of Borrower, and any other person or entity; (j) enter into any contract or agreement with any general partner, principal or affiliate of Borrower, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any general partner, principal or affiliate of Borrower; (k) seek the dissolution or winding up in whole, or in part, of Borrower; (l) maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any general partner, principal or affiliate of Borrower, or any general partner, principal or affiliate thereof or any other person; (m) hold itself out to be responsible for the debts of another person; (n) make any loans or advances to any third party, including any general partner, principal or affiliate of Borrower, or any general partner, principal or affiliate thereof; (o) fail to file its own tax returns; (p) agree to, enter into or consummate any transaction which would render Borrower unable to furnish the certification or other evidence referred to in Section 4.2(b) hereof; (q) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name in order not (i) to mislead others as to the identity with which such other party is transacting business, or (ii) to suggest that Borrower is responsible for the debts of any third party (including any general partner, principal or affiliate of Borrower, or any general partner, principal or affiliate thereof);
(r) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; or (s) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors.

     Section 4.4. RESTORATION AFTER CASUALTY/CONDEMNATION. In the event of a casualty or a taking by eminent domain, the following provisions shall apply in connection with the Restoration of the Property:

          (a) If the Net Proceeds (defined below) shall be less than $208,750 and the costs of completing the Restoration shall be less than $208,750, the Net Proceeds will be disbursed by Lender to Borrower upon receipt, provided that all of the conditions set forth in Subsection 4.4(b)(i) are met and Borrower delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Security Instrument.

          (b) If the Net Proceeds are equal to or greater than $208,750 or the costs of completing the Restoration is equal to or greater than $208,750, Lender shall make the Net Proceeds available for the Restoration in accordance with the provisions of this Subsection 4.4(b). The term "Net Proceeds" for purposes of this Section 4.4 shall mean: (i) the net amount of all insurance proceeds received by Lender pursuant to Subsections 3.3(a) and 3.3(b)(i), (iv) and (vi) of this Security Instrument as a result of such damage or destruction, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting the same or (ii) the net amount of all awards and payments received by Lender with respect to a taking referenced in Section 3.6 of this Security Instrument, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting the same, whichever the case may be.

               (i) The Net Proceeds shall be made available to Borrower for the Restoration provided that each of the following conditions are met:
          (A) no Event of Default shall have occurred under the Note, this Security Instrument or any of the Other Security Documents or an event which after the passage of time or the giving of notice would constitute an Event of Default; (B) Borrower shall deliver or cause to be delivered to Lender a signed detailed budget approved in writing by Borrower's architect or engineer stating the entire cost of completing the Restoration, satisfactory to Lender; (C) the Net Proceeds together with any cash or cash equivalent deposited by Borrower with Lender are sufficient in Lender's discretion to cover the cost of the Restoration; (D) Borrower shall deliver to Lender, at its expense, the insurance set forth in Subsection 3.3(b) (vi) hereof; (E) less than fifty percent (50%) of the total floor area of the Improvements has been damaged, destroyed, taken, or rendered unusable as a result of such fire or other casualty or taking, whichever the case may be; (F) Leases demising in the aggregate at least 50% of the total rentable space in the Property which has been demised under executed and delivered Leases in effect as of the date of the occurrence of such fire or other casualty or taking, whichever the case may be, shall remain in full force and effect during and after the completion of the Restoration and Borrower furnishes to Lender evidence satisfactory to Lender that Tenant shall continue to operate a multi-plex movie theatre at the Property notwithstanding the occurrence of any such fire or other casualty or taking, whichever the case may be, and will make all necessary repairs and restorations thereto at their sole cost and expense; (G) Borrower shall commence the Restoration as soon as reasonably practicable and shall diligently pursue the same to satisfactory completion; (H) Lender shall be satisfied that any operating deficits, including all scheduled payments of principal and interest under the Note at the Applicable Interest Rate (as defined in the Note), which will be incurred with respect to the Property as a result of the occurrence of any such fire or other casualty or taking, whichever the case may be, will be covered out of (1) the Net Proceeds, (2) the insurance coverage referred to in Subsection 3.3(b)(iii), if applicable, or (3) by other funds of Borrower which are deposited with Lender prior to the commencement of the Restoration; (I) Lender shall be satisfied that, upon the completion of the Restoration, the gross cash flow and the net cash flow of the Property will be restored to a level sufficient to cover all carrying costs and operating expenses of the Property, including, without limitation, debt service on the Note at a coverage ratio (after deducting replacement reserve requirements and reserves for tenant improvements and leasing commissions from net operating income) of at least 1.91 to 1.0, which coverage ratio shall be determined by Lender in its sole and absolute discretion on the basis of the Applicable Interest Rate (as defined in the Note); (J) Lender shall be satisfied that the Restoration will be completed on or before the earliest to occur of (1) six (6) months prior to the Maturity Date (as defined in the Note), (2) one (1) year after the occurrence of such fire or other casualty or taking, whichever the case may be, (3) the earliest date required for such completion under the terms of any Leases which are required to remain in effect subsequent to the occurrence of such fire or other casualty or taking in accordance with the provisions of this Subsection 4.4(b), or (4) such time as may be required under applicable zoning law, ordinance, rule or regulation in order to repair and restore the Property to the condition it was in immediately prior to such fire or other casualty or to as nearly as possible the condition it was in immediately prior to such taking, as applicable;
          (K) the Property and the use thereof after the Restoration will be in compliance with and permitted under all applicable zoning laws, ordinances, rules and regulations; (L) the Restoration shall be done and completed by Borrower in an expeditious and diligent fashion and in compliance with all applicable governmental laws, rules and regulations (including, without limitation, all applicable Environmental Laws (defined below)); and (M) such fire or other casualty or taking, as applicable, does not result in the loss of access to the Property or the Improvements.

               (ii) The Net Proceeds shall be held by Lender, and until disbursed in accordance with the provisions of this Subsection 4.4(b), shall constitute additional security for the Obligations. The Net Proceeds shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence reasonably satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic's or materialmen's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Property arising out of the Restoration which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company insuring the lien of this Security Instrument.

               (iii) All plans and specifications required in connection with the Restoration shall be subject to prior reasonable review and acceptance in all respects by Lender and by an independent consulting engineer selected by Lender (the "Casualty Consultant"). Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior reasonable review and acceptance by Lender and the Casualty Consultant. All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant's fees, shall be paid by Borrower.

               (iv) In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Casualty Consultant, minus the Casualty Retainage. The term "Casualty Retainage" as used in this Subsection 4.4(b) shall mean an amount equal to 10% of the costs actually incurred for work in place as part of the Restoration, as certified by the Casualty Consultant, until such time as the Casualty Consultant certifies to Lender that 50% of the required Restoration has been completed. There shall be no Casualty Retainage with respect to costs actually incurred by Borrower for work in place in completing the last 50% of the required Restoration. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Subsection 4.4(b), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration. The Casualty Retainage shall not be released until the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subsection 4.4(b) and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate governmental and quasi-governmental authorities, and Lender receives evidence reasonably satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Casualty Retainage, provided, however, that Lender will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Casualty Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, and the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company insuring the lien of this Security Instrument. If required by Lender, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

               (v) Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month.

               (vi) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the reasonable opinion of Lender, be sufficient to pay in full the balance of the costs which are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the "Net Proceeds Deficiency") with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Subsection 4.4(b) shall constitute additional security for the Obligations.

               (vii) With respect to Restorations related to casualties, the excess, if any, of the Net Proceeds, and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subsection 4.4(b), and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred under the Note, this Security Instrument or any of the Other Security Documents.

          (c) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Subsection 4.4(b)(vii) may, at Lender's election, be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its discretion shall deem proper or be paid, either in whole or in part, to Borrower for such purposes as Lender shall designate, in its discretion. If Lender shall receive and retain Net Proceeds, the lien of this Security Instrument shall be reduced only by the amount thereof received and retained by Lender and actually applied by Lender in reduction of the Debt.

          (d) Notwithstanding the provisions of this Section 4.4, so long as the Tenant shall agree in writing (i) to restore the Premises, and (ii) that the Lease shall remain in full force and effect, the provisions of Section
     4.4 shall not be applicable.

                   ARTICLE 5 -- REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants to Lender that:

     Section 5.1. WARRANTY OF TITLE. Borrower has good title to the Property and has the right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the same and that for the fee properties Borrower possesses an unencumbered fee simple absolute estate in the Land and the Improvements and that it owns the Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions (other than standard printed exceptions) shown in the title insurance policy insuring the lien of this Security Instrument (the "Permitted Exceptions"). Borrower shall forever warrant, defend and preserve the title and the validity and priority of the lien of this Security Instrument and shall forever warrant and defend the same to Lender against the claims of all persons whomsoever.

     Section 5.2. AUTHORITY. Borrower (and the undersigned representative of Borrower, if any) has full power, authority and legal right to execute this Security Instrument, and to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the Property pursuant to the terms hereof and to keep and observe all of the terms of this Security Instrument on Borrower's part to be performed.

     Section 5.3. LEGAL STATUS AND AUTHORITY. Borrower (a) is duly organized, validly existing and in good standing under the laws of its state of organization or incorporation; (b) is duly qualified to transact business and is in good standing in the State where the Property is located; and (c) has all necessary approvals, governmental and otherwise, and full power and authority to own the Property and carry on its business as now conducted and proposed to be conducted. Borrower now has and shall continue to have the full right, power and authority to operate and lease the Property, to encumber the Property as provided herein and to perform all of the other obligations to be performed by Borrower under the Note, this Security Instrument and the Other Security Documents.

     Section 5.4. VALIDITY OF DOCUMENTS. (a) The execution, delivery and agreement to perform the Note, this Security Instrument and the Other Security Documents and the borrowing evidenced by the Note (i) are within the corporate/ partnership/limited liability company (as the case may be) power of Borrower;
(ii) have been authorized by all requisite corporate/partnership/limited liability company (as the case may be) action; (iii) have received all necessary approvals and consents, corporate, governmental or otherwise; (iv) will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any provision of law, any order or judgment of any court or governmental authority, the articles of incorporation, by-laws, partnership, trust or operating agreement, or other governing instrument of Borrower, or any indenture, agreement or other instrument to which Borrower is a party or by which it or any of its assets or the Property is or may be bound or affected; (v) will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of its assets, except the lien and security interest created hereby; and (vi) will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of this instrument in appropriate land records in the State where the Property is located and except for Uniform Commercial Code filings relating to the security interest created hereby); and (b) the Note, this Security Instrument and the Other Security Documents constitute the legal, valid and binding obligations of Borrower.

     Section 5.5. LITIGATION. There is no action, suit or proceeding, or any governmental investigation or any arbitration, in each case pending or, to the knowledge of Borrower, threatened against Borrower or the Property before any governmental or administrative body, agency or official which (i) challenges the validity of this Security Instrument, the Note or any of the Other Security Documents or the authority of Borrower to enter into this Security Instrument, the Note or any of the Other Security Documents or to perform the transactions contemplated hereby or thereby or (ii) if adversely determined would have a material adverse effect on the occupancy of the Property or the business, financial condition or results of operations of Borrower or the Property.

     Section 5.6. STATUS OF PROPERTY.

          (a) No portion of the Improvements is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, or any successor law, or, if located within any such area, Borrower has obtained and will maintain the insurance prescribed in Section
     3.3 hereof.

          (b) Borrower or Tenant (pursuant to its Lease) has obtained all necessary certificates, licenses and other approvals, governmental and otherwise, necessary for the operation of the Property and the conduct of its business and all required zoning, building code, land use, environmental and other similar permits or approvals, all of which are in full force and effect as of the date hereof and not subject to revocation, suspension, forfeiture or modification.

          (c) The Property and the present and contemplated use and occupancy thereof are in compliance in all material respects with all applicable zoning ordinances, building codes, land use and environmental laws and other similar laws.

          (d) The Property is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Property has accepted or is equipped to accept such utility service.

          (e) All public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.

          (f) The Property is served by public water and sewer systems.

          (g) The Property is free from damage caused by fire or other casualty.

          (h) All costs and expenses of any and all labor, materials, supplies and equipment used in the construction of the Improvements have been paid in full.

          (i) Borrower has paid in full for, and is the owner of, all furnishings, fixtures and equipment (other than tenants' property) used in connection with the operation of the Property, free and clear of any and all security interests, liens or encumbrances, except the lien and security interest created hereby.

          (j) To Borrower's best knowledge, all liquid and solid waste disposal, septic and sewer systems located on the Property are in a good and safe condition and repair and in compliance with all Applicable Laws.

     Section 5.7. NO FOREIGN PERSON. Borrower is not a "foreign person" within the meaning of Sections 1445(f)(3) of the Code and the related Treasury Department regulations, including temporary regulations.

     Section 5.8. SEPARATE TAX LOT. The Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Property or any portion thereof.

     Section 5.9. ERISA COMPLIANCE.

          (a) As of the date hereof and throughout the term of this Security Instrument, (i) Borrower is not and will not be an "employee benefit plan" as defined in Section 3(3) of ERISA, or other retirement arrangement, which is subject to Title I of ERISA or Section 4975 of the Code, and (ii) the assets of Borrower do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA or Section 4975 of the Code; and

          (b) As of the date hereof and throughout the term of this Security Instrument (i) Borrower is not and will not be a "governmental plan" within the meaning of Section 3(32) of ERISA and (ii) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans.

     Section 5.10. LEASES. (a) Borrower is the sole owner of the entire lessor's interest in the Leases; (b) the Leases are valid and enforceable; (c) the terms of all alterations, modifications and amendments to the Leases are reflected in the certified occupancy statement delivered to and approved by Lender; (d) none of the Rents reserved in the Leases have been assigned or otherwise pledged or hypothecated; (e) none of the Rents have been collected for more than one (1) month in advance; (f) the premises demised under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the same on a rent-paying basis; and (g) there exist no offsets or defenses to the payment of any portion of the Rents.

     Section 5.11. FINANCIAL CONDITION. (a) Borrower is solvent, and no bankruptcy, reorganization, insolvency or similar proceeding under any state or federal law with respect to Borrower has been initiated, and (b) Borrower has received reasonably equivalent value for the granting of this Security Instrument.

     Section 5.12. BUSINESS PURPOSES. The loan evidenced by the Note is solely for the business purpose of Borrower, and is not for personal, family, household, or agricultural purposes.

     Section 5.13. TAXES. Borrower has filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by it and has paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by it. Borrower does not know of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

     Section 5.14. MAILING ADDRESSES. Borrower's mailing address, as set forth in the opening paragraph hereof or as changed in accordance with the provisions hereof, is true and correct.

     Section 5.15. NO CHANGE IN FACTS OR CIRCUMSTANCES. All information submitted to Lender in connection with any request by Borrower for the loan evidenced by the Note and/or any letter of application, preliminary commitment letter, final commitment letter or other application or letter of intent (including, but not limited to, all financial statements, rent rolls, reports and certificates) are accurate, complete and correct in all respects. There has been no adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading.

     Section 5.16. DISCLOSURE. Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.


                     ARTICLE 6 -- OBLIGATIONS AND RELIANCES

     Section 6.1. RELATIONSHIP OF BORROWER AND LENDER. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Note, this Security Instrument and the Other Security Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

Section 6.2. NO RELIANCE ON LENDER. The general partners, shareholders, members, principals or other beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise in connection with the ownership of the Property. Borrower is not relying on Lender's expertise, business acumen or advice in connection with the Property.

     Section 6.3. NO LENDER OBLIGATIONS.

          (a) Notwithstanding any of the provisions of this Security Instrument (including, but not limited to, the provisions of Subsections 1.1(f) and (l), Section 1.2 or Section 3.7), Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

          (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Note or the Other Security Documents, including without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

     Section 6.4. RELIANCE. Borrower recognizes and acknowledges that in accepting the Note, this Security Instrument and the Other Security Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article 5 without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof; that the warranties and representations are a material inducement to Lender in accepting the Note, this Security Instrument and the Other Security Documents; and that Lender would not be willing to make the loan evidenced by the Note, this Security Instrument and the Other Security Documents and accept this Security Instrument in the absence of the warranties and representations as set forth in Article 5.

                        ARTICLE 7 -- FURTHER ASSURANCES

     Section 7.1. RECORDING OF SECURITY INSTRUMENT, ETC. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the Other Security Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the Other Security Documents, any note or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

     Section 7.2. FURTHER ACTS, ETC. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Applicable Laws. Borrower, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, upon an Event of Default including without limitation such rights and remedies available to Lender pursuant to this Section 7.2.

     Section 7.3. CHANGES IN TAX, DEBT, CREDIT AND DOCUMENTARY STAMP LAWS.

          (a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then Lender shall have the option by written notice of not less than ninety (90) days to declare the Debt immediately due and payable.

          (b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

          (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the Other Security Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

     Section 7.4. ESTOPPEL CERTIFICATES.

          (a) After request by Lender, Borrower, within ten (10) days, shall furnish Lender or any proposed assignee or Investor (as defined in Section 19.1) with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest of the Note, (iv) the terms of payment and maturity date of the Note, (v) the date installments of interest and/or principal were last paid, (vi) that, except as provided in such statement, there are no defaults or events which with the passage of time or the giving of notice or both, would constitute an event of default under the Note or the Security Instrument, (vii) that the Note and this Security Instrument are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification, (viii) whether any offsets or defenses exist against the obligations secured hereby and, if any are alleged to exist, a detailed description thereof, (ix) that all Leases are in full force and effect and (provided the Property is not a residential multifamily property) have not been modified (or if modified, setting forth all modifications), (x) the date to which the Rents thereunder have been paid pursuant to the Leases,
     (xi) whether or not, to the best knowledge of Borrower, any of the lessees under the Leases are in default under the Leases, and, if any of the lessees are in default, setting forth the specific nature of all such defaults, (xii) the amount of security deposits held by Borrower under each Lease and that such amounts are consistent with the amounts required under each Lease, and (xiii) as to any other matters reasonably requested by Lender and reasonably related to the Leases, the obligations secured hereby, the Property or this Security Instrument.

          (b) Borrower shall use best efforts to deliver to Lender, promptly upon request (provided such request is not made more than twice in any calendar year), duly executed estoppel certificates from any one or more lessees as required by Lender attesting to such facts regarding the Lease as Lender may require, including but not limited to attestations that each Lease covered thereby is in full force and effect with no defaults thereunder on the part of any party, that none of the Rents have been paid more than one month in advance, and that the lessee claims no defense or offset against the full and timely performance of its obligations under the Lease.

          (c) Lender, by its acceptance of this Security Instrument, agrees to deliver to Borrower promptly upon Borrower's request therefor (provided such request is not made more than twice in any calendar year) a written statement setting forth the unpaid principal amount of the Note, the accrued and unpaid interest thereon and the date on which an installment of interest and/or principal were last paid thereunder.

     Section 7.5. FLOOD INSURANCE. After Lender's request, Borrower shall deliver evidence satisfactory to Lender that no portion of the Improvements is situated in a federally designated "special flood hazard area."

     Section 7.6. SPLITTING OF SECURITY INSTRUMENT. This Security Instrument and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be split or divided into two or more notes and two or more security instruments, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, Borrower, upon written request of Lender and at Lender's sole cost and expense, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount of this Security Instrument, and containing terms, provisions and clauses similar to those contained herein and in the Note, and such other documents and instruments as may be required by Lender.

     Section 7.7. REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any Other Security Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or Other Security Document, Borrower will issue, in lieu thereof, a replacement Note or Other Security Document, dated the date of such lost, stolen, destroyed or mutilated Note or Other Security Document in the same principal amount thereof and otherwise of like tenor.

                      ARTICLE 8 -- DUE ON SALE/ENCUMBRANCE

     Section 8.1. LENDER RELIANCE. Borrower acknowledges that Lender has examined and relied on the experience of Borrower and its officers, and principals in owning and operating properties such as the Property in agreeing to make the loan secured hereby, and will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property.

     Section 8.2. NO SALE/ENCUMBRANCE. Borrower agrees that Borrower shall not, without the prior written consent of Lender, sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any part thereof or permit the Property or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred, except as otherwise permitted in the Loan Documents.

     Section 8.3. SALE/ENCUMBRANCE DEFINED. (A) A sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer within the meaning of this Article 8 shall be deemed to include, but not limited to, (a) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (b) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (c) if Borrower or any general partner of Borrower is a corporation, the voluntary or involuntary sale, conveyance, transfer or pledge of such corporation's stock or the creation or issuance of new stock by which an aggregate of more than 49% of the ownership of such corporation's stock shall be vested in or pledged to a party or parties who are not now stockholders; (d) if Borrower or any general partner of Borrower is a limited liability company, the voluntary or involuntary sale, conveyance, transfer or pledge of membership interests in the capital or profits of such company or the creation or issuance of new membership interests by which an aggregate of more than 49% of the ownership of such company's membership interests shall be vested in or pledged to a party or parties who do not now hold membership interests in such company; (e) if Borrower or any general partner of Borrower is a limited or general partnership or joint venture, (i) the change, removal or resignation of a general partner or managing partner,
(ii) the transfer or pledge of the partnership interest of any general partner or managing partner or any profits or proceeds relating to such partnership interest, (iii) the transfer or pledge of more than 49% of the capital or profits of the partnership or (iv) the creation or issuance of new partnership interests by Borrower or its general partner which an aggregate of more than 49% of the ownership of partnership interests in such partnership shall be vested in a party or parties who do not now hold partnership interests in such partnership or joint venture; and (f) without limitation to the foregoing, any voluntary or involuntary sale, transfer, conveyance or pledge by any person or entity which directly or indirectly controls Borrower (by operation or law or otherwise) (a "Principal") of its direct or indirect controlling interest in Borrower. Notwithstanding the foregoing, the following transfers shall not be deemed to be a sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment or transfer within the meaning of this Article 8: (A) transfer by devise or descent or by operation of law upon the death of a partner, member or stockholder of Borrower or any general partner thereof, and (B) a sale, transfer or hypothecation of a partnership, shareholder or membership interest in Borrower, whichever the case may be, by the current partner(s), shareholder(s) or member(s), as applicable, to an immediate family member (i.e., parents, spouses, siblings, children or grandchildren) of such partner, or shareholder or member or to a Principal (or a trust for the benefit of any such persons). Notwithstanding anything to the contrary contained herein (including, without limitation, the terms of the immediately preceding sentence), any sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment or transfer permitted or consented to which shall result in any party not now owning more than 49% of the ownership interests in Borrower acquiring more than 49% of the ownership interests in Borrower shall require the receipt by Lender of a substantive non-consolidation opinion acceptable to Lender.

     (B) Notwithstanding anything to the contrary contained in this Article 8, and in addition to the transfers expressly permitted hereunder, Lender's consent to a one-time sale, assignment or other transfer of the Property shall not be withheld provided that Lender receives sixty (60) days prior written notice of such transfer hereunder and no Event of Default shall then exist, and further provided that, the following additional requirements are satisfied:

          (i) Borrower shall pay Lender a transfer fee equal to 1% of the outstanding principal balance of the Loan at the time of such transfer;

          (ii) Borrower shall pay any and all out-of-pocket costs incurred in connection with the transfer of the Property (including, without limitation, Lender's counsel fees and disbursements and all recording fees, title insurance premiums and mortgage and intangible taxes and the fees and expenses of the Rating Agencies pursuant to clause (x) below);

          (iii) The proposed transferee (the "Transferee") or Transferee's Principals (hereinafter defined) must have demonstrated expertise in owning and operating properties similar in location, size and operation to the Property, which expertise shall be reasonably determined by Lender. The term "Transferee's Principals" shall include (A) Transferee's managing members, general partners or principal shareholders, and (B) such other members, partners or shareholders which directly or indirectly shall own a 15% or greater interest in Transferee.

          (iv) Transferee and Transferee's Principals shall, as of the date of such transfer, have an aggregate net worth and liquidity reasonably acceptable to Lender;

          (v) Transferee, Transferee's Principals and all other entities which may be owned or controlled directly or indirectly by Transferee's Principals ("Related Entities") must not have been a party to any bankruptcy proceedings, voluntary or involuntary, made an assignment for the benefit of creditors or taken advantage of any insolvency act, or any act for the benefit of debtors within (7) years prior to the date of the proposed transfer of the Property;

          (vi) Transferee shall assume all of the obligations of Borrower under the Loan Documents in a manner satisfactory to Lender in all respects, including without limitation, by entering into an assumption agreement in form and substance satisfactory to Lender;

          (vii) There shall be no material litigation or regulatory action pending or threatened against Transferee, Transferee's Principals or Related Entities which is not reasonably acceptable to Lender;

          (viii) Transferee, Transferee's Principals and Related Entities shall not have defaulted under its or their obligations with respect to any other indebtedness in a manner which is not reasonably acceptable to Lender;

          (ix) Transferee and Transferee's Principals must be able to satisfy all the covenants set forth in Sections 4.3 and 5.9 hereof, no Event of Default or event which, with the giving of notice, passage of time or both, shall constitute an Event of Default, shall otherwise occur as a result of such transfer, and Transferee and Transferee's Principals shall deliver (A) all organization documentation reasonably requested by Lender, which shall be reasonably satisfactory to Lender, and (B) all certificates, agreements and covenants reasonably required by Lender;

          (x) Transferee shall be approved by the rating agencies selected by Lender;

          (xi) Borrower shall deliver, at its sole cost and expense, an endorsement to the existing title policy insuring the Security Instrument, as modified by the assumption agreement, as a valid first lien on the Property and naming the Transferee as owner of the Property, which endorsement shall insure that, as of the date of the recording of the assumption agreement, the Property shall not be subject to any additional exceptions or liens other than those contained in the title policy issued on the date hereof. Immediately upon a transfer of the Property to such Transferee and the satisfaction of all of the above requirements, the Borrower herein shall be released from all liability under this Security Instrument, the Note and Other Security Documents accruing after such transfer. The foregoing release shall be effective upon the date of such transfer, but Lender agrees to provide written evidence thereof reasonably requested by Borrower; and

          (xii) Borrower simultaneously transfers the Additional Properties pursuant to Section 8.3 of the Other Mortgages.

     Section 8.4. LENDER'S RIGHTS. Lender reserves the right to condition the consent required hereunder upon a modification of the terms hereof and on assumption of the Note, this Security Instrument and the Other Security Documents as so modified by the proposed transferee, on payment of a transfer fee of one percent (1%) of the principal balance of the Note and all of Lender's expenses incurred in connection with such transfer, the approval by a Rating Agency of the proposed transferee, the proposed transferee's continued compliance with the covenants set forth in Section 4.2 hereof, or such other conditions as Lender shall determine in its sole discretion to be in the interest of Lender. An assignment and assumption of the Note shall not be permitted within the first twelve (12) months from the date hereof. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower's sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property without Lender's consent. This provision shall apply to every sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property.



                            ARTICLE 9 -- PREPAYMENT

     Section 9.1. PREPAYMENT BEFORE EVENT OF DEFAULT. The Debt may be prepaid only in strict accordance with the express terms and conditions of the Note including the payment of any prepayment consideration or premium due under the Note.

     Section 9.2. PREPAYMENT ON CASUALTY AND CONDEMNATION. Provided no Event of Default exists under the Note, this Security Instrument or the Other Security Documents, in the event of any prepayment of the Debt pursuant to the terms of Sections 4.4 hereof, no prepayment consideration or premium shall be due in connection therewith, but

Borrower shall be responsible for all other amounts due under the Note, this Security Instrument and the Other Security Documents.

     Section 9.3. PREPAYMENT AFTER EVENT OF DEFAULT. Following an Event of Default and acceleration of the Debt, if Borrower or anyone on Borrower's behalf makes a tender of payment of the amount necessary to satisfy the Debt at any time prior to foreclosure sale (including, but not limited to, sale under power of sale under this Security Instrument), or during any redemption period after foreclosure, (i) the tender of payment shall constitute an evasion of Borrower's obligation to pay any prepayment consideration or premium due under the Note and such payment shall, therefore, to the maximum extent permitted by law, include a premium equal to the prepayment consideration or premium that would have been payable on the date of such tender had the Debt not been so accelerated, or (ii) if at the time of such tender a prepayment would have been prohibited under the Note had the Debt not been so accelerated, the tender of payment shall constitute an evasion of such prepayment prohibition and shall, therefore, to the maximum extent permitted by law, include an amount equal to the greater of
(i) 3% of the then principal amount of the Note and (ii) an amount equal to the excess of (A) the sum of the present values of a series of payments payable at the times and in the amounts equal to the payments of principal and interest (including, but not limited to the principal and interest payable on the Maturity Date (as defined in the Note)) which would have been scheduled to be payable after the date of such tender under the Note had the Debt not been accelerated, with each such payment discounted to its present value at the date of such tender at the rate which when compounded monthly is equivalent to the Prepayment Rate (as defined in the Note), over (B) the then principal amount of the Note.

                             ARTICLE 10 -- DEFAULT

     Section 10.1. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default": (a) if any portion of the Debt is not paid within five (5) days following the date the same is due or if the entire Debt is not paid on the Maturity Date; (b) if any of the Taxes or Other Charges is not paid within ten (10) days following the date the same is due and payable except to the extent sums sufficient to pay such Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument; (c) if the Policies are not kept in full force and effect, or if the Policies are not delivered to Lender within five (5) days of Lender's request; (d) if the Property is subject to actual waste; (e) if Borrower violates or does not comply with any of the provisions of Sections 3.7 and 4.3 and Articles 8, 12 and 13; (f) if any representation or warranty of Borrower or any person guaranteeing payment of the Debt or any portion thereof or performance by Borrower of any of the terms of this Security Instrument or any general partner, managing member, principal or beneficial owner of any of the foregoing, made herein or any guaranty or indemnity, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made; (g) if
(i) Borrower or any general partner or managing member of Borrower shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or
(B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower, or any general partner or managing member of Borrower, shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Borrower, or any general partner or managing member of Borrower, any case, proceeding or other action of a nature referred to in clause
(i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against the Borrower, or any general partner or managing member of Borrower, any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) the Borrower, or any general partner or managing member of Borrower, shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower, or any general partner or managing member of Borrower, shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; (h) if Borrower shall be in default under any other mortgage, deed of trust, deed to secure debt or other security agreement covering any part of the Property whether it be superior or junior in lien to this Security Instrument; (i) if the Property becomes subject to any mechanic's, materialman's or other lien other than a lien for local real estate taxes and assessments not then due and payable and the lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of sixty (60) days after Borrower has written notice thereof and in any event subject to the terms of the Lease; (j) if any federal tax lien is filed against Borrower, any general partner or managing member of Borrower, or the Property and same is not discharged of record within sixty (60) days after same is filed; (k) if Borrower fails to cure any violations of Applicable Laws within sixty (60) days of first having received notice thereof; (l) if (i) Borrower fails to timely provide Lender with the written certification and evidence referred to in Section 4.2 hereof, or (ii) Borrower consummates a transaction which would cause the Security Instrument or Lender's exercise of its rights under this Security Instrument, the Note or the Other Security Documents to constitute a nonexempt prohibited transaction under ERISA or result in a violation of a state statute regulating governmental plans, subjecting Lender to liability for a violation of ERISA or a state statute; (m) if Borrower shall fail to reimburse Lender on demand, with interest calculated at the Default Rate (defined below), for all Insurance Premiums or Taxes, together with interest and penalties imposed thereon, paid by Lender pursuant to this Security Instrument; (n) if Borrower shall fail to timely deliver to Lender an estoppel certificate pursuant to the terms of Subsection 7.4(a); (o) if Borrower shall fail to timely deliver to Lender, after request by Lender, the statements referred to in Section 3.11 in accordance with the terms thereof; (p) if any default occurs in the performance of any guarantor's or indemnitor's obligations under any guaranty or indemnity executed in connection herewith and such default continues after the expiration of applicable grace periods set forth in such guaranty or indemnity, or if any representation or warranty of any guarantor or indemnitor thereunder shall be false or misleading in any material respect when made; (q) if for more than thirty (30) days after notice from Lender, Borrower shall continue to be in default under any other term, covenant or condition of the Note, this Security

Instrument or the Other Security Documents in the case of any default which can be cured by the payment of a sum of money or for sixty (60) days after notice from Lender in the case of any other default, provided that if such default cannot reasonably be cured within such sixty (60) day period and Borrower shall have commenced to cure such default within such sixty (60) day period and thereafter diligently and expeditiously proceeds to cure the same, such sixty
(60) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of one hundred twenty (120) days; or
(r) a default beyond applicable notice or cure periods (if any) shall occur under any Other Security Documents, including but not limited to the Other Notes or Other Mortgages.

     Section 10.2. LATE PAYMENT CHARGE. If any sum payable under this Security Instrument or any of the Other Security Documents is not paid prior to the fifteenth (15th) day after the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law, to defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment and the amount shall be secured by this Security Instrument and the Other Security Documents.

     Section 10.3. DEFAULT INTEREST. Borrower will pay, from the date of an Event of Default through the earlier of the date upon which the Event of Default is cured or the date upon which the Debt is paid in full, interest on the unpaid principal balance of the Note at a per annum rate equal to the lesser of (a) five percent (5%) plus the Applicable Interest Rate (as defined in the Note), and (b) the maximum interest rate which Borrower may by law pay or Lender may charge and collect (the "Default Rate").


                        ARTICLE 11 -- RIGHTS AND REMEDIES

     Section 11.1. REMEDIES. Upon the occurrence of any Event of Default, Borrower agrees that Trustee or Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Trustee or Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Trustee or Lender: (a) declare the entire unpaid Debt to be immediately due and payable; (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument and/or one or both of the Other Mortgages under any applicable provision of law in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner; (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument and/or one or both of the Other Mortgages for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority; (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law; (e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or in the Other Security Documents; (f) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the Other Security Documents; (g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower or of any person, firm or other entity liable for the payment of the Debt; (h) subject to any applicable law, the license granted to Borrower under
Section 1.2 shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower;
(vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees; (i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Personal Property, and (ii) request Borrower at its expense to assemble the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Personal Property sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower; (j) apply any sums then deposited in the Escrow Fund and any other sums held in escrow or otherwise by Lender in accordance with the terms of this Security Instrument or any Other Security Document to the payment of the following items in any order in its discretion: (i) Taxes and Other Charges; (ii) Insurance Premiums;
(iii) Interest on the unpaid principal balance of the Note; (iv) Amortization of the unpaid principal balance of the Note; (v) All other sums payable pursuant to the Note, this Security Instrument and the Other Security Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument; (k) surrender any Policies maintained by Borrower pursuant to Article 3 hereof, collect the unearned Insurance Premiums and apply such sums as a credit on the Debt in such priority and proportion as Lender in its discretion shall deem proper, and in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such Insurance Premiums;
(l) pursue such other remedies as Lender may have under the Other Mortgages or under applicable law; (m) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion; or (n) under the power of sale hereby granted, Lender shall have the discretionary right to cause some or all of the Property, including any personal Property, to be sold or otherwise disposed of in any combination and in any manner permitted by applicable law.

     In the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. In the event of a sale, by foreclosure, power of sale, or otherwise, Lender may bid for and acquire the Property and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting against the Obligations the amount of the bid made therefor, after deducting therefrom the expenses of the sale, the cost of any enforcement proceeding hereunder and any other sums which Lender is authorized to deduct under the terms hereof, to the extent necessary to satisfy such bid. Notwithstanding the provisions of this
Section 11.1 to the contrary, if any Event of Default as described in clause (i) or (ii) of Subsection 10.1(g) shall occur, the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Lender.

     Section 11.2. APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the Other Security Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper. Upon any foreclosure sale or sales of all or any portion of the Property under the power of sale herein granted (if any), Lender may bid for and purchase the Property and shall be entitled to apply all or any part of the Debt as a credit to the purchase price.

     Section 11.3. RIGHT TO CURE DEFAULTS. Upon the occurrence of any Event of Default or if Borrower fails to make any payment or to do any act as herein provided, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 11.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the Other Security Documents and shall be immediately due and payable upon demand by Lender therefor.

     Section 11.4. ACTIONS AND PROCEEDINGS. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

     Section 11.5. RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

     Section 11.6. EXAMINATION OF BOOKS AND RECORDS. Lender, its agents, accountants and attorneys shall have the right to examine the records, books, management and other papers of Borrower and its affiliates which reflect upon their financial condition, at the Property or at any office regularly maintained by Borrower or its affiliates or where the books and records are located. Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers. In addition, Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of Borrower and its affiliates pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Borrower and its affiliates where the books and records are located.

     Section 11.7. OTHER RIGHTS, ETC.

          (a) The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (i) the failure of Lender to comply with any request of Borrower to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the Other Security Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the Other Security Documents.

          (b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender's possession.

          (c) Trustee or Lender may resort for the payment of the Debt to any other security held by Trustee or Lender in such order and manner as Lender, in its discretion, may elect. Trustee or Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Trustee or Lender thereafter to foreclose this Security Instrument. The rights of Lender under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Trustee or Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Trustee and Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

     Section 11.8. RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

     Section 11.9. VIOLATION OF LAWS. If the Property is not in compliance with Applicable Laws, Lender may impose additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

     Section 11.10. RIGHT OF ENTRY. Lender and its agents shall have the right to enter and inspect the Property at all reasonable times subject to the terms of the Tenant's Lease.


                       ARTICLE 12 -- ENVIRONMENTAL HAZARDS

     Section 12.1. ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants, based upon an environmental assessment of the Property and information of which Borrower has actual knowledge, that, except as disclosed in the Environmental Report: (a) there are no Hazardous Substances (defined below) or underground storage tanks in, on, or under the Property, except those that are both (i) in compliance with Environmental Laws (defined below) and with permits issued pursuant thereto and (ii) fully disclosed to Lender in writing pursuant to the written reports resulting from the environmental assessments of the Property delivered to Lender (the "Environmental Report");
(b) there are no past, present or threatened Releases (defined below) of Hazardous Substances in, on, under or from the Property except as described in the Environmental Report; (c) there is no threat of any Release of Hazardous Substances migrating to the Property except as described in the Environmental Report; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property except as described in the Environmental Report; (e) Borrower does not know of, and has not received, any written or oral notice or other communication from any person or entity (including but not limited to a governmental entity) relating to Hazardous Substances or Remediation (defined below) thereof, of possible liability of any person or entity pursuant to any Environmental Law with respect to the Property, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing; and (f) Borrower has truthfully and fully provided to Lender, in writing, any and all information relating to conditions in, on, under or from the Property that is known to Borrower and that is contained in Borrower's files and records, including but not limited to any reports relating to Hazardous Substances in, on, under or from the Property and/or to the environmental condition of the Property.

     "Environmental Law" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Substances, relating to liability for or costs of Remediation or prevention of Releases of Hazardous Substances or relating to liability for or costs of other actual or threatened danger to human health or the environment. "Environmental Law" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. "Environmental Law" also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law; conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any governmental authority or other person or entity, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements in connection with permits or other authorization for lawful activity; relating to nuisance, trespass or other causes of action related to the Property; and relating to wrongful death, personal injury, or property or other damage in connection with any physical condition or use of the Property. "Hazardous Substances" include but are not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives provided, however, that "Hazardous Substances" shall not include cleaning materials customarily used at properties similar to the Property, to the extent such materials are used, stored and disposed of in accordance with Environmental Laws.

     "Release" of any Hazardous Substance includes but is not limited to any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances.

     "Remediation" includes but is not limited to any response, remedial, removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance, any actions to prevent, cure or mitigate any Release of any Hazardous Substance, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to in Article 12.

     Section 12.2. ENVIRONMENTAL COVENANTS. Borrower covenants and agrees that so long as the Borrower owns, manages, is in possession of, or otherwise controls the operation of the Property Borrower will enforce the environmental covenants in the Leases and cause Tenant to comply with the following: (a) all uses and operations on or of the Property, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Substances by Borrower, its agents or employees in, on, under or from the Property; (c) there shall be no Hazardous Substances in, on, or under the Property, except those that are in compliance with all Environmental Laws and with permits issued pursuant thereto, if and to the extent required; (d) the Property shall be kept free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Borrower or any other person or entity (the "Environmental Liens"); (e) Borrower shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Section 12.3 below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (f) Borrower shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any written request of Lender (including but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas), and share with Lender the reports and other results thereof, and Lender and other Indemnified Parties (as defined herein) shall be entitled to rely on such reports and other results thereof provided, however, that no such request shall be made by Lender unless Lender has reasonable grounds to believe that a Release of Hazardous Substances or a violation of Environmental Law has occurred at the Property; (g) Borrower shall, at its sole cost and expense, comply with all reasonable written requests of Lender to (i) reasonably effectuate Remediation of any condition (including but not limited to a Release of a Hazardous Substance) in, on, under or from the Property; (ii) comply with any

Environmental Law; (iii) comply with any directive from any governmental authority; and (iv) take any other reasonable action necessary or appropriate for protection of human health or the environment; (h) Borrower shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person or entity (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property; and (i) Borrower shall immediately notify Lender in writing of (A) any presence or Releases or threatened Releases of Hazardous Substances in, on, under, from or migrating towards the Property; (B) any non-compliance with any Environmental Laws related in any way to the Property; (C) any actual or potential Environmental Lien; (D) any required or proposed Remediation of environmental conditions relating to the Property; and (E) any written or oral notice or other communication which Borrower becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to Hazardous Substances or Remediation thereof at the Property, possible liability of any person or entity pursuant to any Environmental Law with respect to the Property, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Article 12. Any failure of Borrower to perform its obligations pursuant to this Section 12.2 shall constitute bad faith waste with respect to the Property.

     Section 12.3. LENDER'S RIGHTS. Lender and any other person or entity designated by Lender, including but not limited to any receiver, any representative of a governmental entity, and any environmental consultant, shall have the right, but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender's sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. Borrower shall cooperate with and provide access to Lender and any such person or entity designated by Lender. The costs and expenses of such assessments shall be borne by Lender except in instances where such report or assessment is performed due to Borrower's failure to comply with its obligations under Section 12.2(f) or following an Event of Default, in which cases the costs and expenses of such assessments shall be paid for by Borrower.

                          ARTICLE 13 -- INDEMNIFICATION

     Section 13.1. GENERAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, of whatever kind or nature (including but not limited to attorneys' fees and other costs of defense) (the "Losses") imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following, except to the extent any of the following are attributable to the gross negligence or wilful misconduct of an Indemnified Party: (a) ownership of this Security Instrument, the Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Debt, and the Note, this Security Instrument, or any Other Security Documents; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Security Instrument or the Note or any of the Other Security Documents, whether or not suit is filed in connection with same, or in connection with Borrower and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;
(f) any failure on the part of Borrower to perform or be in compliance with any of the terms of this Security Instrument; (g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Security Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Security Instrument is made; (i) any failure of the Property to be in compliance with any Applicable Laws; (j) the enforcement by any Indemnified Party of the provisions of this Article 13; (k) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (l) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the loan evidenced by the Note and secured by this Security Instrument; or (m) any misrepresentation of material fact made by Borrower in this Security Instrument or any Other Security Document. Any amounts payable to Lender by reason of the application of this Section 13.1 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. For purposes of this
Article 13, the term "Indemnified Parties" means Lender, Trustee and any person or entity who is or will have been involved in the origination of the loan evidenced by the Note, any person or entity who is or will have been involved in the servicing of the loan evidenced by the Note, any person or entity in whose name the encumbrance created by this Security Instrument is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the loan evidenced by the Note (including, but not limited to, Investors (as defined herein) or prospective Investors in the Securities (as defined herein), as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the loan evidenced by the Note loan for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other person or entity who holds or acquires or will have held a participation or other full or partial interest in the loan evidenced by the Note or the Property, whether during the term of the loan evidenced by the Note or as a part of or following a foreclosure of the loan evidenced by the Note and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender's assets and business).

     Section 13.2. MORTGAGE AND/OR INTANGIBLE TAX. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the Other Security Document, except for net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed upon an Indemnified Party as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and the Indemnified Party (excluding a connection arising solely from the Indemnified Party having executed, delivered, or performed its obligations or received a payment under, or enforced, this Security Instrument, the Note and the Other Security Documents) or any political subdivision or taxing authority thereof or therein.

     Section 13.3. ERISA INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections 4.2 or 5.9 or Subsection 4.3(p).

     Section 13.4. ENVIRONMENTAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses and costs of Remediation (whether or not performed voluntarily), engineers' fees, environmental consultants' fees, and costs of investigation (including but not limited to sampling, testing, and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas) imposed upon or incurred by or asserted against any Indemnified Parties, and directly or indirectly arising out of or in any way relating to any one or more of the following (except to the extent the same relate solely to Hazardous Substances first introduced to the Property or violations of Environmental Laws committed at the Property by anyone other than Borrower, its agents or employees following the foreclosure of this Security Instrument (or the delivery and acceptance of a deed in lieu of such foreclosure), the expiration of any right of redemption with respect thereto and the obtaining by the purchaser at such foreclosure sale or grantee under such deed of possession of the Property): (a) any presence of any Hazardous Substances in, on, above, or under the Property; (b) any past, present or threatened Release of Hazardous Substances in, on, above, under or from the Property; (c) any activity by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Property of any Hazardous Substances at any time located in, under, on or above the Property; (d) any activity by Borrower, any person or entity affiliated with

Borrower or any tenant or other user of the Property in connection with any actual or proposed Remediation of any Hazardous Substances at any time located in, under, on or above the Property, whether or not such Remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action; (e) any past, present or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with the Property or operations thereon, including but not limited to any failure by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Property to comply with any order of any governmental authority in connection with any Environmental Laws; (f) the imposition, recording or filing or the threatened imposition, recording or filing of any Environmental Lien encumbering the Property; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in Article 12 and this Section 13.4; (h) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with the Property, including but not limited to costs to investigate and assess such injury, destruction or loss; (i) any acts of Borrower or other users of the Property in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Substances owned or possessed by such Borrower or other users, at any facility or incineration vessel owned or operated by another person or entity and containing such or similar Hazardous Materials; (j) any acts of Borrower or other users of the Property, in accepting any Hazardous Substances for transport to disposal or treatment facilities, incineration vessels or sites selected by Borrower or such other users, from which there is a Release, or a threatened Release of any Hazardous Substance which causes the incurrence of costs for Remediation; (k) any personal injury, wrongful death, or property damage arising under any statutory or common law or tort law theory, including but not limited to damages assessed for the maintenance of a private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Property; and (l) any material misrepresentation or material inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to Article 12.

     Section 13.5. DUTY TO DEFEND; ATTORNEYS' FEES AND OTHER FEES AND EXPENSES. Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of claim or proceeding. Upon demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

                              ARTICLE 14 -- WAIVERS

     Section 14.1. WAIVER OF COUNTERCLAIM. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Note, any of the Other Security Documents, or the Obligations.

     Section 14.2. MARSHALLING AND OTHER MATTERS. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

     Section 14.3. WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Trustee or Lender except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Trustee or Lender to Borrower and except with respect to matters for which Trustee or Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Trustee or Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Trustee or Lender to Borrower.

     Section 14.4. SOLE DISCRETION OF LENDER. Wherever pursuant to this Security Instrument (a) Lender exercises any right given to it to approve or disapprove,
(b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

     Section 14.5. SURVIVAL. The indemnifications made pursuant to Sections 13.3 and 13.4 and the representations and warranties, covenants, and other obligations arising under Article 12, shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by: any satisfaction or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Lender's interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender's rights and remedies pursuant hereto including but not limited to foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Note or any of the Other Security Documents, any transfer of all or any portion of the Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Note or the Other Security Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto.

     Section 14.6. WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY

JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THE NOTE, THIS SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.


                           ARTICLE 15 -- EXCULPATION

     Section 15.1. EXCULPATION. Lender shall not enforce the liability and obligation of Borrower, to perform and observe the obligations contained in this Security Instrument, the Note, or the Other Security Documents by any action or proceeding wherein a money judgment shall be sought against Borrower or any shareholder or parent of Borrower, except that Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon this Security Instrument, the Note, the Other Security Documents, and the interests in the Property; and any other collateral given to Lender pursuant to this Security Instrument and the Other Security Documents; provided, however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Borrower or any shareholder or parent of Borrower only to the extent of Borrower's interest in the Property and in any other collateral given to Lender, and Lender, by accepting this Security Instrument, the Note and the Other Security Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against Borrower or any shareholder or parent of Borrower, in any such action or proceeding, under or by reason of or in connection with this Security Instrument, the Note, or the Other Security Documents. The provisions of this paragraph shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Security Instrument or the Other Security Documents, (ii) impair the right of Lender to name Borrower as a party defendant in any action or suit for foreclosure and sale under this Security Instrument, (iii) affect the validity or enforceability of any guaranty made in connection with this Security Instrument or the Other Security Documents, (iv) impair the right of Lender to obtain the appointment of a receiver, (v) impair the enforcement of any assignment, or, (vi) constitute a waiver of the right of Lender to enforce the liability and obligation of Borrower or any partner or member of Borrower, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender or Trustee (including attorneys' fees and costs reasonably incurred) arising out of or in connection with the following: (a) fraud or misrepresentation by Borrower in connection with this Security Instrument, the Note or the Other Security Documents; (b) the gross negligence or willful misconduct of Borrower; (c) material physical waste of the Property; (d) the breach of provisions in this Security Instrument or the Other Security Documents concerning Environmental Laws and Hazardous Substances and any indemnification of Lender with respect thereto in any document; (e) the removal or disposal of any portion of the Property after default under the Note or the Other Security Documents; (f) the misapplication or conversion by Borrower of (i) any insurance proceeds paid by reason of any loss, damage or destruction to the Property, (ii) any awards or other amounts received in connection with the condemnation of all or a portion of the Property, or (iii) any Rents following default under this Security Instrument, the Note or the Other Security Documents; (g) failure to pay Taxes (provided that the liability of Borrower shall be only for amounts in excess of the amount held by Lender in escrow for the payment of Taxes), assessments, charges for labor or materials or other charges that can create liens on any portion of the Property; and (h) any security deposits collected with respect to the Property which are not delivered to Lender upon a foreclosure of the Property or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such foreclosure or action in lieu thereof.

     Notwithstanding anything to the contrary in this Security Instrument, the Note or the Other Security Documents (i) the Debt shall be fully recourse to Borrower; and (ii) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with this Security Instrument, the Note or the Other Security Documents, in the event that: (A) the first full monthly payment of principal and interest under the Note is not paid when due; (B) Borrower fails to permit on-site inspections of the Property, fails to provide financial information, or fails to comply with the terms of Section 4.3 hereof; (C) Borrower fails to obtain Lender's prior written consent to any subordinate financing or other voluntary lien encumbering the Property; (D) Borrower fails to obtain Lender's prior written consent to any assignment, transfer, or conveyance of the Property or any interest therein as required by this Security Instrument.

                             ARTICLE 16 -- NOTICES

     Section 16.1. NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person with receipt acknowledged by the recipient thereof, (ii) one
(l) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Trustee:             Daniel S. Huffenus
                           3700 Bank of America Plaza
                           101 South Tryon Street
                           Charlotte, North Carolina 28280
                           Fax: (704-373-8834)

If to Borrower:            3 Theatres, Inc.
                           30 Pershing Road, Suite 201
                           Kansas City, Missouri  64108
                           Attention:  Gregory K. Silvers, Esq.
                           Fax:  (816) 472-5794

With a copy to:            Kutak Rock, LLP
                           One Main Plaza
                           4435 Main Street, Suite 810
                           Kansas City, Missouri  64111
                           Attention:  Marc Salle
                           Fax:  (816) 960-0041

If to Lender:              Bear, Stearns Funding, Inc.
                           245 Park Avenue
                           New York, New York 10167
                           Attention:  Christopher Hoeffel

or addressed as such party may from time to time designate by written notice to the other parties.

     Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

     For purposes of this Security Instrument, "Business Day" shall mean any day other than Saturday, Sunday or any other day on which banks are authorized or required to close in New York, New York.

                        ARTICLE 17 -- SERVICE OF PROCESS

     Section 17.1. CONSENT TO SERVICE.

          (a) Borrower will maintain a place of business or an agent for service of process in North Carolina and give prompt notice to Lender of the address of such place of business and of the name and address of any new agent appointed by it, as appropriate. Borrower further agrees that the failure of its agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon. If, despite the foregoing, there is for any reason no agent for service of process of Borrower available to be served, and if it at that time has no place of business in North Carolina, then Borrower irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof.

          (b) Borrower initially and irrevocably designates ___________________ with offices on the date hereof at ____________________________, to receive for and on behalf of Borrower service of process in North Carolina with respect to this Security Instrument.


                          ARTICLE 18 -- APPLICABLE LAW

     Section 18.1. CHOICE OF LAW. THIS SECURITY INSTRUMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, PROVIDED HOWEVER, THAT WITH RESPECT TO THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIEN OF THIS SECURITY INSTRUMENT, AND THE DETERMINATION OF DEFICIENCY JUDGMENTS, THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED SHALL APPLY.

     Section 18.2. USURY LAWS. This Security Instrument and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Security Instrument or the Note, Borrower is at any time required or obligated to pay interest on the Debt at a rate in excess of such maximum rate, the rate of interest under the Security Instrument and the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

     Section 18.3. PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

                         ARTICLE 19 -- SECONDARY MARKET

     Section 19.1. TRANSFER OF LOAN. Lender may, at any time, sell, transfer or assign the Note, this Security Instrument and the Other Security Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage passthrough certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"). Lender may forward to each purchaser, transferee, assignee, servicer, participant or investor in such Securities or any Rating Agency rating such Securities (collectively, the "Investor") and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to

Borrower, and the Property, whether furnished by Borrower, or otherwise, as Lender determines necessary or desirable. Borrower agrees to cooperate with Lender in connection with any transfer made or any Securities created pursuant to this Security Instrument, including, without limitation, the delivery of an estoppel certificate in accordance therewith, and such other documents as may be reasonably requested by Lender. Borrower shall also furnish and Borrower consents to Lender furnishing to such Investors or such prospective Investors or Rating Agency any and all information concerning the Property, the Leases, the financial condition of Borrower as may be requested by Lender, any Investor or any prospective Investor or Rating Agency in connection with any sale, transfer or participation interest. Lender may retain or assign responsibility for servicing the Note, this Security Instrument, and the Other Security Documents, or may delegate some or all of such responsibility and/or obligations to a servicer including, but not limited to, any subservicer or master servicer. Lender may make such assignment or delegation on behalf of the Investors if the
Note is sold or this Security Instrument or the Other Security Documents are assigned. All references to Lender herein shall refer to and include any such servicer to the extent applicable.

     Section 19.2. CONVERSION TO REGISTERED FORM. At the request and the expense of Lender, Borrower shall appoint, as its agent, a registrar and transfer agent (the "Registrar") acceptable to Lender which shall maintain, subject to such reasonable regulations as it shall provide, such books and records as are necessary for the registration and transfer of the Note in a manner that shall cause the Note to be considered to be in registered form for purposes of Section 163(f) of the Code. The option to convert the Note into registered form once exercised may not be revoked. Any agreement setting out the rights and obligation of the Registrar shall be subject to the reasonable approval of Lender. Borrower may revoke the appointment of any particular person as Registrar, effective upon the effectiveness of the appointment of a replacement Registrar. The Registrar shall not be entitled to any fee from Lender or any other lender in respect of transfers of the Note and Security Instrument (other than Taxes and governmental charges and fees).

     Section 19.3. COOPERATION. Borrower acknowledges that Lender and its successors and assigns may (a) sell this Security Instrument, the Note and Other Security Documents to one or more investors as a whole loan, (b) participate the Loan secured by this Security Instrument to one or more investors, (c) deposit, through one or a series of transactions, this Security Instrument, the Note and Other Security Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets or (d) otherwise sell the Loan or interest therein to investors (the transactions referred to in clauses (a) through (d) are hereinafter referred to as "Secondary Market Transactions"). Borrower shall cooperate in good faith with Lender in effecting any such Secondary Market Transaction and shall cooperate in good faith to implement all requirements imposed by any rating agency involved in any Secondary Market Transaction including, without limitation, all structural or other changes to the Loan, modifications to any documents evidencing or securing the Loan, delivery of opinions of counsel acceptable to the rating agency and addressing such matters as the rating agency may require; provided, however, that Borrower shall not be required to modify any documents evidencing or securing the Loan which would modify (i) the interest rate payable under the Note, (ii) the stated maturity of the Note, (iii) the amortization of principal of the Note or (iv) any other material economic term of the Loan. Borrower shall provide such information and documents relating to Borrower, Indemnitor, if any, the Property and any tenants of the Improvements as Lender may reasonably request in connection with a Secondary Market Transaction. Lender shall have the right to provide to prospective investors any information in its possession, including, without limitation, financial statements relating to Borrower, the Indemnitor, if any, the Property and any tenant of the Improvements. Borrower acknowledges that certain information regarding the Loan and the parties thereto and the Property may be included in a private placement memorandum, prospectus or other disclosure documents.

                               ARTICLE 20 -- COSTS

     Section 20.1. PERFORMANCE AT BORROWER'S EXPENSE. Borrower acknowledges and confirms that Lender shall impose certain administrative processing and/or commitment fees in connection with (a) the extension, renewal, modification, amendment and termination of its loans, (b) the release or substitution of collateral therefor, (c) obtaining certain consents, waivers and approvals with respect to the Property, or (d) the review of any Lease or proposed Lease or the preparation or review of any subordination, non-disturbance agreement (the occurrence of any of the above shall be called an "Event"). Borrower further acknowledges and confirms that it shall be responsible for the payment of all costs of reappraisal of the Property or any part thereof required by law, regulation, any governmental or quasi-governmental authority or, following an Event of Default, Lender. Borrower hereby acknowledges and agrees to pay, immediately, with or without demand, all such fees (as the same may be increased or decreased from time to time), and any additional fees of a similar type or nature which may be imposed by Lender from time to time, upon the occurrence of any Event or otherwise. Wherever it is provided for herein that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, all reasonable legal fees and disbursements of Lender, whether retained firms, the reimbursement for the expenses of in-house staff or otherwise. Lender confirms that Borrower has paid all legal fees in connection with the initial funding of the Loan.

     Section 20.2. ATTORNEY'S FEES FOR ENFORCEMENT. (a) Borrower shall pay all reasonable legal fees incurred by Lender in connection with (i) the preparation of the Note, this Security Instrument and the Other Security Documents and (ii) the items set forth in Section 20.1 above, and (b) Borrower shall pay to Trustee or Lender on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Trustee or Lender in protecting its interest in the Property or Personal Property or in collecting any amount payable hereunder or in enforcing its rights hereunder with respect to the Property or Personal Property, whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any default or Event of Default shall have occurred, together with interest thereon at the Default Rate from the date paid or incurred by Trustee or Lender until such expenses are paid by Borrower.

                            ARTICLE 21 -- DEFINITIONS

     Section 21.1. GENERAL DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security

Instrument may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower, each party comprising Borrower (if Borrower consists of more than one person or entity) and any subsequent owner or owners of the Property or any part thereof or any interest therein"; the word "Lender" shall mean "Lender and any subsequent holder of the Note"; the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument"; the word "person" shall include an individual, corporation, limited liability company, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the word "Property" shall include any portion of the Property and any interest therein, and the phrases "attorneys' fees" and "counsel fees" shall include any and all reasonable attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

                     ARTICLE 22 -- MISCELLANEOUS PROVISIONS

     Section 22.1. NO ORAL CHANGE. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     Section 22.2. LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

     Section 22.3. INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Note and this Security Instrument shall be construed without such provision.

     Section 22.4. HEADINGS, ETC. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     Section 22.5. DUPLICATE ORIGINALS; COUNTERPARTS. This Security Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

     Section 22.6. NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     Section 22.7. SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower's obligations hereunder, under the Note and the Other Security Documents and the performance and discharge of the Other Obligations.

     Section 22.8. cross-collateralization. Borrower acknowledges that the Debt is secured by, among other things, the Other Mortgages (together with their respective assignments of leases and rents and other documents securing or evidencing the Debt, the "Additional Security Instruments") encumbering two properties located in Idaho and Florida (the "Additional Property"), and, collectively with the Property, "Mortgaged Properties"). Upon the occurrence of an Event of Default, Lender shall have the right to institute a proceeding or proceedings for the total or partial foreclosure of this Security Instrument and/or the Additional Security Instruments whether by court action, power of sale or otherwise, under any applicable provision of law, for all or any portion of the Debt and the lien and security interest created by and the Additional Security Instrument shall continue in full force and effect without loss of priority as a lien and security interest securing the payment of that portion of the Debt then due and payable but still outstanding following any such foreclosure. Borrower acknowledges and agrees that Lender shall be permitted to enforce payment of the Debt and the performance of any term, covenant or condition of the Note, this Security Instrument, the Other Security Documents or the Additional Security Instruments and exercise any and all rights and remedies under the Note, this Security Instrument, the Other Security Documents or the Additional Security Instruments, or as provided by law or at equity, by one or more proceedings, whether contemporaneous, consecutive or both, to be determined by Lender in its sole discretion. Neither the acceptance of this Security Instrument, the Other Security Documents or the Additional Security Instruments nor the enforcement thereof, whether by court action, foreclosure, power of sale or otherwise, shall prejudice or in any way limit or preclude enforcement by court action, foreclosure, power of sale or otherwise, of the Note, Other Security Documents, or any Additional Security Instrument through one or more additional proceedings. Any and all sums received by Lender under the Note, this Security Instrument, and the Other Security Documents shall be applied to the Debt in the order and priority as set forth in Section 11.1(j) hereof without regard to the initial principal balance of any Note secured by any Additional Security Instrument or the appraised value of the Property or any Additional Property.

     IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Borrower the day and year first above written.

                                     3 THEATRES, INC. A MISSOURI CORPORATION



                                     By:_______________________________

                                     Name:_____________________________

                                     Title:______________________________

                                ACKNOWLEDGEMENTS

                                (to be attached)

                                    EXHIBIT A

                              (Description of Land)

ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being

        ================================================================


                          3 THEATRES, INC., as trustor
                                                        (Borrower)
                                       to

                    STEWART TITLE OF IDAHO, INC., as trustee
                                                        (Trustee)
                               for the benefit of

                   BEAR, STEARNS FUNDING, INC., as beneficiary
                                                        (Lender)


                   LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT
                               AND FIXTURE FILING


         Dated:   January __, 2000

         Location:
         County: Ada County
         Borrower's Federal Tax I.D. No.:

         UPON RECORDATION
         RETURN TO:

         McGuire, Woods, Battle & Boothe LLP
         3700 Bank of America Plaza
         101 South Tryon Street
         Charlotte, North Carolina  28280
         Attention:  Daniel S. Huffenus, Esq.


                  THIS LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING IS INTENDED TO BE A FIXTURE FILING, AND IS TO BE INDEXED NOT ONLY AS A MORTGAGE, BUT ALSO AS A FIXTURE FILING.



        ================================================================

         THIS LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING (the "Security Instrument") is made as of the ____ day of January, 2000 by 3 THEATRES, INC., a Missouri corporation, having its principal place of business at One Kansas City Place, 1200 Main Street, Suite 3250, Kansas City, Missouri 64105, as trustor ("Borrower"), in favor of STEWART TITLE OF IDAHO, INC., having its principal place of business at 8660 West Emerald, Suite 142, Boise, Idaho 83704, as trustee ("Trustee"), for the benefit of BEAR, STEARNS FUNDING, INC., a Delaware corporation, having an address at 245 Park Avenue, New York, New York 10167, as beneficiary ("Lender").

                                    RECITALS:

         Pursuant to that certain Loan Agreement of even date herewith between Borrower and Lender (the "Loan Agreement"), Borrower has agreed to borrow from Lender the sum of TWENTY MILLION ONE HUNDRED SEVENTY FIVE THOUSAND AND 00/100 DOLLARS ($20,175,000) (the "Loan"). The Loan is evidenced by three (3) separate promissory notes and secured by three (3) separate security instruments on a cross-defaulted, cross-collateralized basis. Borrower, pursuant to the Idaho Note (as defined in the Loan Agreement) of even date herewith given to Lender is indebted to Lender in the principal sum of EIGHT MILLION AND 00/100 DOLLARS ($8,000,000) in lawful money of the United States of America (the note together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to as the "Note"), with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note. The Note has a Final Maturity Date of February 1, 2025.

         Borrower desires to secure the payment of the Debt (as defined in Article 2) and the performance of all of its obligations under the Note and the Other Obligations (as defined in Article 2). This Security Instrument shall be the Idaho Mortgage, (as defined in the Loan Agreement).

                         ARTICLE 1 - GRANTS OF SECURITY

    Section 1.1. PROPERTY CONVEYED. Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Trustee and its successors in trust, and grant a security interest to Trustee, in each case for the benefit of Lender, in the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the "Property"): (a) all leasehold estates, leasehold interests or rights in and to that certain real property described on Exhibit A attached hereto and incorporated herein by this reference (the "Land"), under and in accordance with the ground lease described on Exhibit B attached hereto and incorporated herein by reference (the "Ground Lease"), and all rights, benefits, privileges, and interests of Borrower in the Ground Lease and all modifications, extensions, renewals, and replacements thereof, and all deposits, credits, options, privileges, and rights of Borrower as tenant under the Ground Lease, together with all of the easements, rights, privileges, franchises, tenements, hereditaments and appurtenances now or hereafter thereunto belonging or in any way appertaining thereto, and all of the estate, right, title, interest, claim and demand whatsoever of Borrower therein or thereto, either at law or in equity, in possession or in expectancy, now or hereafter acquired; (b) all additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument; (c) the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (the "Improvements"); (d) all easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto; (e) all machinery, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the Improvements (collectively, the "Personal Property"), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "Uniform Commercial Code"), superior in lien to the lien of this Security Instrument and all proceeds and products of the above; (f) all leases and other agreements affecting the use, enjoyment or occupancy of the Land and the Improvements heretofore or hereafter entered into, including a guaranty of any such lease (a "Lease" or "Leases") and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt; (g) all awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property; (h) all proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property; (i) all refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction; (j) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims; (k) the right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property; (l) all agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder; (m) all tradenames, trademarks, servicemarks, logos, and copyrights (if any), goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property; in which Borrower has an interest; and (n) any and all other rights of Borrower in and to the items set forth in Subsections
(a) through (m) above.

                               CONDITIONS TO GRANT

         TO HAVE AND TO HOLD the Ground Lease and the renewals therein provided for, and the above granted and described Property unto Trustee, as trustee for the benefit of Lender, and to its successors in trust and assigns, for and during the rest, residue and remainder of the term of years yet to come and unexpired in the Ground Lease and the renewals therein provided for subject, nevertheless, to the rents, covenants, conditions and provisions of the Ground Lease;

         IN TRUST, WITH THE POWER OF SALE, to secure payment to Lender of the Debt at the time and in the manner provided for in the Note and in this Security Instrument;

         PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note and this Security Instrument, shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, these presents and the estate hereby granted shall cease, terminate and be void.


    Section 1.2. ASSIGNMENT OF RENTS. Borrower hereby absolutely and unconditionally assigns to Lender Borrower's right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 1.2 and Section 3.7, Lender grants to Borrower a revocable license to collect and receive the Rents which is revocable upon an Event of Default. Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

    Section 1.3. SECURITY AGREEMENT. This Security Instrument is both a real property deed of trust and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender, as security for the Obligations (defined in Section 2.1), a security interest in the Property to the full extent that the Property may be subject to the Uniform Commercial Code. This Security Instrument also shall be deemed a "financing statement" pursuant to the Uniform Commercial Code.

    Section 1.4. PLEDGE OF MONIES HELD. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender, including, without limitation, any sums deposited in the Escrow Fund (as defined in Section 3.5), Net Proceeds (as defined in Section 4.4) and condemnation awards or payments described in
Section 3.6, as additional security for the Obligations until expended or applied as provided in this Security Instrument.


                             ARTICLE 2 -- PAYMENTS

    Section 2.1. DEBT AND OBLIGATIONS SECURED. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the following, in such order of priority as Lender may determine in its sole discretion (the "Debt"): (a) the payment of the indebtedness evidenced by the Note in lawful money of the United States of America; (b) the payment of the indebtedness evidenced by the North Carolina Note or the Florida Note is (as each is defined in the Loan Agreement) (the "Other Notes") in lawful money of the United States of America; (c) the payment of interest, prepayment premiums, default interest, late charges and other sums, as provided in the Note, the Other Notes, this Security Instrument or the Other Security Documents (defined below); (d) the payment of all other moneys agreed or provided to be paid by Borrower in the Note, the Other Notes, this Security Instrument or the Other Security Documents; (e) the payment of all sums advanced pursuant to this Security Instrument or Other Security Documents to protect and preserve the Property and the lien and the security interest created hereby; and (f) the payment of all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the performance of all other obligations of Borrower contained herein and the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of this Security Instrument, the Note or the Other Security Documents (collectively, the "Other Obligations"). Borrower's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively below as the "Obligations."

    Section 2.2. PAYMENTS. Unless payments are made in the required amount in immediately available funds at the place where the Note is payable, remittances in payment of all or any part of the Debt shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in funds immediately available at the place where the Note is payable (or any other place as Lender, in Lender's sole discretion, may have established by delivery of written notice thereof to Borrower) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default (defined below).


                        ARTICLE 3 -- BORROWER COVENANTS

         Borrower covenants and agrees that:

    Section 3.1. PAYMENT OF DEBT. Borrower will pay the Debt at the time and in the manner provided in the Note and in this Security Instrument.

    Section 3.2. INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in (a) the Note, (b) the Other Notes, (c) the Loan Agreement and (d) all and any of the documents other than the Note, the Other Notes or this Security Instrument now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guaranty payment of the Note (the "Other Security Documents") or the Other Notes, including but not limited to the North Carolina Mortgage and the Florida Mortgage (as each is defined in the Loan Agreement, and together, the "Other Mortgages"; collectively, the "Other Security Documents"), are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

    Section 3.3. INSURANCE.

                  (a) Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall obtain and maintain during the entire term of this Security Instrument policies of insurance against loss or damage by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy including, without limitation, riot and civil commotion, vandalism, malicious mischief, burglary and theft. Such insurance shall be in an amount equal to the greatest of (i) the then full replacement cost of the Improvements and Personal Property, without deduction for physical depreciation, (ii) the outstanding principal balance of the Note, and (iii) such amount that the insurer would not deem Borrower a co-insurer under said policies. The policies of insurance carried in accordance with this paragraph shall be paid annually in advance and shall contain a "Replacement Cost Endorsement" with a waiver of depreciation.

                  (b) Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall also obtain and maintain during the entire term of this Security Instrument the following policies of insurance:

                       (i) Flood insurance if any part of the Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any amendment or successor act thereto) in an amount at least equal to the outstanding principal amount of the loan evidenced by the Note or the maximum limit of coverage available with respect to the Improvements and Personal Property under said Act, whichever is less.

                       (ii) Comprehensive public liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages and containing minimum limits per occurrence of $1,000,000 for the Property except that if any Improvements on the Property contain elevators, the minimum limits per occurrence shall be $3,000,000.

                       (iii) Rental loss and/or business interruption insurance (including rental value if any of the Property is leased in whole or in part) in an annual aggregate amount equal to all rents or estimated gross revenues from the operations of the Property, as may be applicable, and covering rental losses or business interruption, as may be applicable, for a period of at least one (1) year after the date of the fire or casualty in question. The amount of such insurance shall be increased from time to time during the term of this Security Instrument as and when new Leases and renewal Leases are entered into and the rents payable increase or the annual estimate of (or the actual) gross revenue, as may be applicable, increases to reflect such increases. The proceeds of such insurance shall be and are hereby assigned to Lender, to be applied to the payment of principal and interest on the Note, "Taxes" (defined below), "Other Charges" (defined below), and "Insurance Premiums" (defined below), in any order of preference determined by Lender, until such time as the damaged Improvements shall have been restored and placed in full operation, at which time, provided Borrower is not then in default under this

Security Instrument, the balance of such insurance proceeds, if any, held by Lender shall be returned to Borrower.

                       (iv) Insurance against loss or damage from (y) leakage of sprinkler systems and (z) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in the Improvements.

                       (v) Worker's compensation insurance with respect to any employees of Borrower, as required by any governmental authority or legal requirement.

                       (vi) During any period of repair or restoration, builder's "all risk" insurance in an amount equal to not less than the full insurable value of the Property against such risks (including, without limitation, fire and extended coverage and collapse of the Improvements to agreed limits) as Lender may request, in form and substance acceptable to Lender.

                       (vii) Such other insurance as may from time to time be reasonably required by Lender in order to protect its interests.

                  (c) All policies of insurance (the "Policies") required pursuant to be maintained by Borrower pursuant to this Security Instrument: (i) shall be issued by companies approved by Lender and licensed to do business in the state where the Property is located, with a claims paying ability rating of "A" or better by Standard & Poor's Corporation or a rating of "A:VII" or better in the current Best's Insurance Reports; (ii) shall name Lender as an additional insured; (iii) shall contain a Non-Contributory Standard Mortgagee Clause and a Lender's Loss Payable Endorsement (Form 438 BFU NS), or their equivalents, naming Lender as the person to which all payments made by such insurance company shall be paid; (iv) shall contain a waiver of subrogation against Lender; (v) shall be maintained throughout the term of this Security Instrument without cost to Lender; (vi) shall be assigned and certificates of insurance delivered to Lender; (vii) shall contain such provisions as Lender deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Borrower, Lender nor any other party shall be a co-insurer under said Policies and that Lender shall receive at least thirty
(30) days prior written notice of any modification, reduction or cancellation; and (viii) shall be satisfactory in form and substance to Lender and shall be approved by Lender as to amounts, form, risk coverage, deductibles, loss payees and insureds. Borrower shall pay or cause Tenant to pay the premiums for such Policies (the "Insurance Premiums") as the same become due and payable and shall furnish to Lender evidence of the renewal of each of the new Policies with receipts for the payment of the Insurance Premiums or other evidence of such payment reasonably satisfactory to Lender (provided that such Insurance Premiums have not been paid to Lender or Lender's servicing agent pursuant to Section 3.5 hereof). If Borrower does not furnish such evidence and receipts at least thirty
(30) days prior to the expiration of any apparently expiring Policy, then Lender may procure, but shall not be obligated to procure, such insurance and pay the Insurance Premiums therefor, and Borrower agrees to reimburse Lender for the cost of such Insurance Premiums promptly on demand.

Within thirty (30) days after request by Lender, Borrower shall obtain such increases in the amounts of coverage required hereunder as may be reasonably requested by Lender, taking into consideration changes in the value of money over time, changes in liability laws, changes in prudent customs and practices, and the like. All Policies maintained by Tenant shall contain such provisions as Lender deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Borrower, Lender nor any other party shall be a co-insurer under said Policies and that Lender shall receive at least thirty (30) days prior written notice of any modification, reduction or cancellation and shall be satisfactory in form and substance to Lender and shall be approved by Lender as to amounts, form, risk coverage, deductibles, loss payees and insureds.

                  (d) If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Borrower shall give prompt notice of such damage to Lender and shall promptly commence and diligently prosecute the completion of the repair and restoration of the Property as nearly as possible to the condition the Property was in immediately prior to such fire or other casualty, with such alterations as may be approved by Lender (the "Restoration") and otherwise in accordance with Section 4.4 of this Security Instrument. Borrower shall pay all costs of such Restoration whether or not such costs are covered by insurance. In case of loss covered by Policies, Lender may either (1) settle and adjust any claim without the consent of Borrower, or (2) allow Borrower to agree with the insurance company or companies on the amount to be paid upon the loss; provided, that (A) Borrower may adjust losses aggregating not in excess of $100,000 if such adjustment is carried out in a competent and timely manner and (B) if no Event of Default shall have occurred, Lender shall not settle or adjust any such claim without the consent of Borrower, which consent shall not be unreasonably withheld or delayed. In any case Lender shall and is hereby authorized to collect and receipt for any such insurance proceeds; and the expenses incurred by Lender in the adjustment and collection of insurance proceeds shall become part of the Debt and be secured hereby and shall be reimbursed by Borrower to Lender upon demand.

    Section 3.4. PAYMENT OF TAXES, ETC.

                  (a) Borrower shall pay, or shall cause Tenant to pay, all taxes, assessments, water rates, sewer rents, governmental impositions, and other charges, including without limitation vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Taxes"), all ground rents, maintenance charges and similar charges, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Other Charges"), and all charges for utility services provided to the Property prior to the same becoming delinquent. Borrower will deliver or cause Tenant to deliver to Lender, promptly upon Lender's request, evidence satisfactory to Lender that the Taxes, Other Charges and utility service charges have been so paid or are not then delinquent. Borrower shall not suffer and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Property. Except to the extent sums sufficient to pay all Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument, Borrower shall furnish, or cause Tenant to furnish, to Lender paid receipts for the payment of the Taxes and Other Charges prior to the date the same shall become delinquent.

                  (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that (i) no Event of Default has occurred under the Note, this Security Instrument or any of the Other Security Documents, (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Taxes from Borrower and from the Property or Borrower shall have paid all of the Taxes under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost, (vi) Borrower shall have deposited with Lender adequate reserves for the payment of the Taxes, together with all interest and penalties thereon, unless Borrower has paid all of the Taxes under protest, and (vii) Borrower shall have furnished the security as may be required in the proceeding, or as may be requested by Lender to insure the payment of any contested Taxes, together with all interest and penalties thereon.

    Section 3.5. ESCROW FUND. (a) Subject to subsection (b) below, in addition to the initial deposits with respect to Taxes and Insurance Premiums made by Borrower to Lender on the date hereof to be held by Lender in escrow, if any, Borrower shall pay to Lender on the first day of each calendar month (a) one-twelfth of an amount which would be sufficient to pay the Taxes payable, or estimated by Lender to be payable, during the next ensuing twelve (12) months,
(b) one-twelfth of an amount which would be sufficient to pay the annual Ground Rents during the ensuing twelve (12) months, and (c) one-twelfth of an amount which would be sufficient to pay the annual Insurance Premiums due for the renewal of the coverage afforded by the Policies upon the expiration thereof (the amounts in (a), (b) and (c) above shall be called the "Escrow Fund"). Borrower agrees to notify Lender immediately of any changes to the amounts, schedules and instructions for payment of any Taxes, Ground Rents and Insurance Premiums of which it has obtained knowledge and authorizes Lender or its agent to obtain the bills for Taxes and Other Charges directly from the appropriate taxing authority. The Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Lender will apply the Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to Sections 3.3 and 3.4 hereof. If the amount of the Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums pursuant to Sections 3.3 and 3.4 hereof, Lender shall, in its discretion, return any excess to Borrower or credit such excess against future payments to be made to the Escrow Fund. In allocating such excess, Lender may deal with the person shown on the records of Lender to be the owner of the Property. If the Escrow Fund is not sufficient to pay the items set forth in (a) and (b) above, Borrower shall promptly pay to Lender, upon demand, an amount which Lender shall estimate as sufficient to make up the deficiency. The Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. No earnings or interest on the Escrow Fund shall be payable to Borrower.

                  (b) Notwithstanding the foregoing, Borrower shall not be required to contribute to the Escrow Fund provided no Event of Default shall have occurred, and Borrower or Tenant satisfies the following: Borrower shall furnish, or cause Tenant to furnish, to Lender satisfactory evidence of (i) the renewal of the Policies at least ten (10) days prior to expiration of such Policies, (ii) the payment of Insurance Premiums within ten (10) days of Lender's request therefor, (iii) the payment of Taxes prior to same becoming delinquent, and (iv) the payment of Ground Rents within ten (10) days of Lender's request therefor. Upon notice from Lender following (a) an Event of Default or (b) the failure of Borrower or Tenant to provide satisfactory evidence of any of the foregoing, Borrower shall begin to deposit into the Escrow Fund as described in Section 3.5(a) above beginning on the Monthly Payment Date (as defined in the Note) immediately following the date of such notice.


    Section 3.6. CONDEMNATION. Borrower shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender is hereby irrevocably appointed as Borrower's attorney-in-fact coupled with an interest, with exclusive powers to collect, receive and retain any award or payment for any taking accomplished through a condemnation or eminent domain proceeding and to make any compromise or settlement in connection therewith. All condemnation awards or proceeds shall be either (a) paid to Lender for application against the Debt or (b) applied to Restoration of the Property in accordance with Section 4.4 hereof. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein or in the Note. Any award or payment to be applied to the reduction or discharge of the Debt or any portion thereof may be so applied whether or not the Debt or such portion thereof is then due and payable. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been or may be sought, recovered or denied, to receive the award or payment, or a portion thereof sufficient to pay the Debt.

    Section 3.7. LEASES AND RENTS.

                  (a) Borrower does hereby absolutely and unconditionally assign to Lender, Borrower's right, title and interest in all current and future Leases and Rents, it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment to Lender shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise impose any obligation upon Lender. Borrower agrees to execute and deliver to Lender such additional instruments, in form and substance satisfactory to Lender, as may hereafter be requested by Lender to further evidence and confirm such assignment. Nevertheless, subject to the terms of this
Section 3.7, Lender grants to Borrower a license, revocable upon an Event of Default, to operate and manage the Property and to collect the Rents. Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, in trust for the benefit of Lender for use in the payment of such sums. Upon an Event of Default, without the need for notice or demand, the license granted to Borrower herein shall automatically be revoked, and Lender shall immediately be entitled to possession of all Rents, whether or not Lender enters upon or takes control of the Property. Lender is hereby granted and assigned by Borrower the right, at its option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license may be applied toward payment of the Debt in such priority and proportions as Lender in its sole discretion shall deem proper.

                  (b) Borrower (i) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt; (ii) shall promptly send copies to Lender of all notices of default which Borrower shall receive thereunder; (iii) shall not collect any of the Rents more than one (1) month in advance; and (iv) shall not execute any other assignment of the lessor's interest in the Leases or the Rents. Borrower shall promptly send copies to Lender of all notices of default which Borrower shall send under any Lease; and, (A) shall enforce all of the terms, covenants and conditions contained in the Lease upon the part of the lessee thereunder to be observed or performed, short of termination thereof; (B) shall not alter, modify or change the terms of the Leases in any material respect without the prior written consent of Lender; (C) shall not convey or transfer or suffer or permit a conveyance or transfer of the Property or of any interest therein so as to effect a merger of the estates and rights, or a termination or diminution of the obligations of, tenants under the Leases; (D) shall not consent to any assignment of or subletting under the Leases not in accordance with the terms of the Leases, without the prior written consent of Lender; and (E) shall not cancel or terminate the Leases or accept a surrender thereof, except following a default by Tenant (hereinafter defined) under its Lease provided Borrower simultaneously enters into a new Lease acceptable to Lender pursuant to the terms hereof.

                  (c) Borrower, as the lessor thereunder, may not enter into proposed lease renewals and new leases without the prior written consent of Lender. Borrower expressly understands that any and all proposed leases are included in the definition of "Lease" or "Leases" as such terms may be used throughout this Security Instrument, the Note and the Other Security Documents. Borrower shall furnish Lender with executed copies of all Leases and any amendments or other agreements pertaining thereto within ten (10) days of the execution thereof.

                  (d) All security deposits of tenants, whether held in cash or any other form, shall not be commingled with any other funds of Borrower and, if cash, shall be deposited by Borrower at such commercial or savings bank or banks as may be reasonably satisfactory to Lender. Any bond or other instrument which Borrower is permitted to hold in lieu of cash security deposits under any applicable legal requirements shall be maintained in full force and effect in the full amount of such deposits unless replaced by cash deposits as hereinabove described, shall be issued by an institution reasonably satisfactory to Lender, shall, if permitted pursuant to any legal requirements, name Lender as payee or lender thereunder (or at Lender's option, be fully assignable to Lender) and shall, in all respects, comply with any applicable legal requirements and otherwise be reasonably satisfactory to Lender. Borrower shall, upon request, provide Lender with evidence reasonably satisfactory to Lender of Borrower's compliance with the foregoing. Following the occurrence and during the continuance of any Event of Default, Borrower shall, upon Lender's request, if permitted by any applicable legal requirements, turn over to Lender the security deposits (and any interest theretofore earned thereon) with respect to all or any portion of the Property, to be held by Lender subject to the terms of the Leases.

    Section 3.8. MAINTENANCE OF PROPERTY. Borrower shall maintain the Property, or cause the Tenant to maintain the Property pursuant to its Lease, a good and safe condition and repair. The Improvements and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property) without the consent of Lender. Borrower shall promptly repair, replace or rebuild, or shall cause the Tenant to repair, replace or rebuild pursuant to its Lease, any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in Section 3.6 hereof and shall complete and pay for any structure at any time in the process of construction or repair on the Land. Borrower shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof which may have a material adverse affect on the use, operation or value of the Property. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use to be discontinued or abandoned without the express written consent of Lender.

    Section 3.9. WASTE. Borrower shall not permit, commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or give cause for cancellation of any Policy, or do or permit to be done thereon anything that may in any way impair the value of the Property or the security of this Security Instrument. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

    Section 3.10. COMPLIANCE WITH LAWS. Borrower shall promptly comply or cause Tenant to comply with all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations or court orders affecting or which may be interpreted to affect the Property, or the use thereof ("Applicable Laws"). Borrower shall from time to time, upon Lender's request, provide Lender with evidence satisfactory to Lender that the Property complies with all Applicable Laws or is exempt from compliance with Applicable Laws. Borrower shall give prompt notice to Lender of the receipt by Borrower of any notice related to a violation of any Applicable Laws and of the commencement of any proceedings or investigations which relate to compliance with Applicable Laws.

    Section 3.11. BOOKS AND RECORDS.

                  (a) Borrower shall keep adequate books and records of account in accordance with methods acceptable to Lender in its sole discretion, consistently applied and furnish to Lender:

                       (i) monthly rent rolls signed, dated and certified by Borrower (or an officer, general partner or principal of Borrower if Borrower is not an individual) under penalty of perjury to be true and complete to the best knowledge of such person after having made due inquiry, detailing the names of all tenants of the Improvements, the portion of Improvements occupied by each tenant, the base rent and any other charges payable under each Lease and the term of each Lease, including the expiration date, and any other information as is reasonably required by Lender, within fifteen (15) days after the end of each calendar month;

                       (ii) annual information regarding Tenant's Sales, as provided by Tenant under its Lease, within thirty (30) days after the end of each calendar year, and as otherwise requested, to the extent available.

                       (iii) an annual balance sheet and profit and loss statement of Borrower, in the form required by Lender, prepared and certified by Borrower, and, if available, any financial statements prepared by an independent certified public accountant within ninety (90) days after the close of each fiscal year of Borrower.

                  (b) Upon request from Lender, Borrower and its affiliates shall furnish to Lender: (i) an accounting of all security deposits held in connection with any Lease of any part of the Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to obtain information regarding such accounts directly from such financial institutions;
(ii) an annual operating budget presented on a monthly basis consistent with the annual operating statement described above for the Property and all proposed capital replacements and improvements at least fifteen (15) days prior to the start of each calendar year; and (iii) such other information reasonably requested by Lender.

                  (c) Borrower and its affiliates shall furnish Lender with such other additional financial or management information as may, from time to time, be reasonably required by Lender in form and substance satisfactory to Lender.

    Section 3.12. PAYMENT FOR LABOR AND MATERIALS. Borrower will promptly pay or cause Tenant to pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof, except for the Permitted Exceptions (defined below). Nothing contained herein shall affect or impair Borrower's (or Tenant's, pursuant to its Lease) ability to diligently and in good faith contest any lien or bill for labor or materials, provided that any lien placed upon the Property must be fully and irrevocably discharged (by bond or otherwise) within 60 days after the date the same is first placed upon the Property.

    Section 3.13. PERFORMANCE OF OTHER AGREEMENTS. Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Property (or shall cause Tenant to do same), or given by Borrower to Lender for the purpose of further securing an obligation secured hereby and any amendments, modifications or changes thereto.

    Section 3.14. PROPERTY MANAGEMENT. Borrower represents and warrants that it self-manages the Property. Borrower shall not engage a property manager without Lender's prior consent. In the event that Lender determines that the Property is not being managed in accordance with generally accepted management practices for properties similar to the Property, Lender shall deliver written notice thereof to Borrower, which notice shall specify with particularity the grounds for Lender's determination. If Lender reasonably determines that the conditions specified in Lender's notice are not remedied to Lender's reasonable satisfaction by Borrower within thirty (30) days from receipt of such notice or that Borrower has failed to diligently undertake correcting such conditions within such thirty (30) day period, Borrower shall, at Lender's direction, either engage a professional third party property manager, or terminate any existing management agreement for the Property and enter into a property management agreement reasonably acceptable to Lender with a management company reasonably acceptable to Lender. In the event Lender directs Borrower to engage a professional third party property manager, then Borrower shall engage such a property manager pursuant to an agreement reasonably acceptable to Lender, and Borrower and such manager shall execute an agreement acceptable to Lender conditionally assigning Borrower's interest in such management agreement to Lender and subordinating manager's right to receive fees and expenses under such agreement while the Debt remains outstanding.

    Section 3.15. ACKNOWLEDGEMENT OF TENANT OBLIGATIONS. Lender acknowledges that the entire Property is leased to Raleigh 16, LLC ("Tenant") pursuant to a valid and existing Lease, pursuant to which Tenant has certain obligations addressed in this Security Instrument. Notwithstanding the provisions of this
Article 3, so long as (i) the Tenant shall perform its duties under the Lease, and (ii) the Lease remains in full force and effect, the provisions of Sections
3.3 (other than subsections 3.3(b)(i), 3.3(b)(vii) and 3.3(c)) shall not be applicable as to Borrower and may be performed by Tenant.

                         ARTICLE 4 -- SPECIAL COVENANTS

         Borrower covenants and agrees that:

    Section 4.1. PROPERTY USE. The Property shall be used only for a movie theater and such ancillary uses thereto and for no other use without the prior written consent of Lender, which consent may be withheld in Lender's sole and absolute discretion.

    Section 4.2. ERISA.

                  (a) Borrower shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Security Instrument and the Other Security Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                  (b) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Security Instrument, as requested by Lender in its sole discretion, that (i) Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA, or other retirement arrangement, which is subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a "governmental plan" within the meaning of Section 3(32) of ERISA; (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

                  (A) Equity interests in Borrower are publicly offered
                      securities, within the meaning of 29 C.F.R. sec. 2510.3-101(b)(2);

                  (B) Less than 25 percent of each  outstanding  class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R. sec. 2510.3-101(f)(2); or

                  (C) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. sec. 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

    Section 4.3. SINGLE PURPOSE ENTITY. Borrower has not and shall not: (a) engage in any business or activity other than the ownership, operation and maintenance of the Property, and activities incidental thereto; (b) acquire or own any material assets other than (i) the Property, and (ii) such incidental Personal Property as may be necessary for the operation of the Property; (c) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Lender's consent; (d) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Lender, amend, modify, terminate or fail to comply with the provisions of Borrower's Partnership Agreement, Articles or Certificate of Incorporation or similar organizational documents, as the case may be, as same may be further amended or supplemented, if such amendment, modification, termination or failure to comply would adversely affect the ability of Borrower to perform its obligations hereunder, under the Note or under the Other Security Documents; (e) own any subsidiary or make any investment in, any person or entity without the consent of Lender; (f) commingle its assets with the assets of any of its general partners, affiliates, principals or of any other person or entity; (g) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Debt, except with respect to trade payables in the ordinary course of its business of owning and operating the Property, provided that such debt is paid within sixty (60) days of when incurred; (h) become insolvent and fail to pay its debts and liabilities from its assets as the same shall become due; (i) fail to maintain its records, books of account and bank accounts separate and apart from those of the general partners, principals and affiliates of Borrower, the affiliates of a general partner of Borrower, and any other person or entity; (j) enter into any contract or agreement with any general partner, principal or affiliate of Borrower, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any general partner, principal or affiliate of Borrower; (k) seek the dissolution or winding up in whole, or in part, of Borrower; (l) maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any general partner, principal or affiliate of Borrower, or any general partner, principal or affiliate thereof or any other person; (m) hold itself out to be responsible for the debts of another person; (n) make any loans or advances to any third party, including any general partner, principal or affiliate of Borrower, or any general partner, principal or affiliate thereof; (o) fail to file its own tax returns; (p) agree to, enter into or consummate any transaction which would render Borrower unable to furnish the certification or other evidence referred to in Section 4.2(b) hereof; (q) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name in order not (i) to mislead others as to the identity with which such other party is transacting business, or (ii) to suggest that Borrower is responsible for the debts of any third party (including any general partner, principal or affiliate of Borrower, or any general partner, principal or affiliate thereof); (r) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; or (s) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors.

    Section 4.4. RESTORATION AFTER CASUALTY/CONDEMNATION. In the event of a casualty or a taking by eminent domain, the following provisions shall apply in connection with the Restoration of the Property:

                  (a) If the Net Proceeds (defined below) shall be less than $400,000 and the costs of completing the Restoration shall be less than $400,000, the Net Proceeds will be disbursed by Lender to Borrower upon receipt, provided that all of the conditions set forth in

Subsection 4.4(b)(i) are met and Borrower delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Security Instrument.

                  (b) If the Net Proceeds are equal to or greater than $400,000 or the costs of completing the Restoration is equal to or greater than $400,000, Lender shall make the Net Proceeds available for the Restoration in accordance with the provisions of this Subsection 4.4(b). The term "Net Proceeds" for purposes of this Section 4.4 shall mean: (i) the net amount of all insurance proceeds received by Lender pursuant to Subsections 3.3(a) and 3.3(b)(i), (iv) and (vi) of this Security Instrument as a result of such damage or destruction, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting the same or (ii) the net amount of all awards and payments received by Lender with respect to a taking referenced in Section 3.6 of this Security Instrument, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting the same, whichever the case may be.

                       (i) The Net Proceeds shall be made available to Borrower for the Restoration provided that each of the following conditions are met:
     (A) no Event of Default shall have occurred under the Note, this Security Instrument or any of the Other Security Documents or an event which after the passage of time or the giving of notice would constitute an Event of Default; (B) Borrower shall deliver or cause to be delivered to Lender a signed detailed budget approved in writing by Borrower's architect or engineer stating the entire cost of completing the Restoration, satisfactory to Lender; (C) the Net Proceeds together with any cash or cash equivalent deposited by Borrower with Lender are sufficient in Lender's discretion to cover the cost of the Restoration; (D) Borrower shall deliver to Lender, at its expense, the insurance set forth in Subsection 3.3(b)
     (vi) hereof; (E) less than fifty percent (50%) of the total floor area of the Improvements has been damaged, destroyed, taken, or rendered unusable as a result of such fire or other casualty or taking, whichever the case may be; (F) Leases demising in the aggregate at least 50% of the total rentable space in the Property which has been demised under executed and delivered Leases in effect as of the date of the occurrence of such fire or other casualty or taking, whichever the case may be, shall remain in full force and effect during and after the completion of the Restoration and Borrower furnishes to Lender evidence satisfactory to Lender that Tenant shall continue to operate a multi-plex movie theatre at the Property notwithstanding the occurrence of any such fire or other casualty or taking, whichever the case may be, and will make all necessary repairs and restorations thereto at their sole cost and expense; (G) Borrower shall commence the Restoration as soon as reasonably practicable and shall diligently pursue the same to satisfactory completion; (H) Lender shall be satisfied that any operating deficits, including all scheduled payments of principal and interest under the Note at the Applicable Interest Rate (as defined in the Note), which will be incurred with respect to the Property as a result of the occurrence of any such fire or other casualty or taking, whichever the case may be, will be covered out of (1) the Net Proceeds, (2) the insurance coverage referred to in Subsection 3.3(b)(iii), if applicable, or (3) by other funds of Borrower which are deposited with Lender prior to the commencement of the

     Restoration; (I) Lender shall be satisfied that, upon the completion of the Restoration, the gross cash flow and the net cash flow of the Property will be restored to a level sufficient to cover all carrying costs and operating expenses of the Property, including, without limitation, debt service on the Note at a coverage ratio (after deducting replacement reserve requirements and reserves for tenant improvements and leasing commissions from net operating income) of at least 1.91 to 1.0, which coverage ratio shall be determined by Lender in its sole and absolute discretion on the basis of the Applicable Interest Rate (as defined in the Note); (J) Lender shall be satisfied that the Restoration will be completed on or before the earliest to occur of (1) six (6) months prior to the Maturity Date (as defined in the Note), (2) one (1) year after the occurrence of such fire or other casualty or taking, whichever the case may be, (3) the earliest date required for such completion under the terms of any Leases which are required to remain in effect subsequent to the occurrence of such fire or other casualty or taking in accordance with the provisions of this Subsection 4.4(b), or (4) such time as may be required under applicable zoning law, ordinance, rule or regulation in order to repair and restore the Property to the condition it was in immediately prior to such fire or other casualty or to as nearly as possible the condition it was in immediately prior to such taking, as applicable; (K) the Property and the use thereof after the Restoration will be in compliance with and permitted under all applicable zoning laws, ordinances, rules and regulations; (L) the Restoration shall be done and completed by Borrower in an expeditious and diligent fashion and in compliance with all applicable governmental laws, rules and regulations (including, without limitation, all applicable Environmental Laws (defined below)); and (M) such fire or other casualty or taking, as applicable, does not result in the loss of access to the Property or the Improvements.

                       (ii) The Net Proceeds shall be held by Lender, and until disbursed in accordance with the provisions of this Subsection 4.4(b), shall constitute additional security for the Obligations. The Net Proceeds shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence reasonably satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic's or materialmen's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Property arising out of the Restoration which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company insuring the lien of this Security Instrument.

                       (iii) All plans and specifications required in connection with the Restoration shall be subject to prior reasonable review and acceptance in all respects by Lender and by an independent consulting engineer selected by Lender (the "Casualty Consultant"). Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior reasonable review and acceptance by Lender and the Casualty Consultant. All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant's fees, shall be paid by Borrower.

                       (iv) In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Casualty Consultant, minus the Casualty Retainage. The term "Casualty Retainage" as used in this Subsection 4.4(b) shall mean an amount equal to 10% of the costs actually incurred for work in place as part of the Restoration, as certified by the Casualty Consultant, until such time as the Casualty Consultant certifies to Lender that 50% of the required Restoration has been completed. There shall be no Casualty Retainage with respect to costs actually incurred by Borrower for work in place in completing the last 50% of the required Restoration. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Subsection 4.4(b), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration. The Casualty Retainage shall not be released until the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subsection 4.4(b) and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate governmental and quasi-governmental authorities, and Lender receives evidence reasonably satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Casualty Retainage, provided, however, that Lender will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Casualty Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, and the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company insuring the lien of this Security Instrument. If required by Lender, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

                       (v) Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month.

                       (vi) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the reasonable opinion of Lender, be sufficient to pay in full the balance of the costs which are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency

     (the "Net Proceeds Deficiency") with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Subsection 4.4(b) shall constitute additional security for the Obligations.

                       (vii) With respect to Restorations related to casualties, the excess, if any, of the Net Proceeds, and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subsection 4.4(b), and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred under the Note, this Security Instrument or any of the Other Security Documents.

                  (c) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Subsection 4.4(b)(vii) may, at Lender's election, be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its discretion shall deem proper or be paid, either in whole or in part, to Borrower for such purposes as Lender shall designate, in its discretion. If Lender shall receive and retain Net Proceeds, the lien of this Security Instrument shall be reduced only by the amount thereof received and retained by Lender and actually applied by Lender in reduction of the Debt.

                  (d) Notwithstanding the provisions of this Section 4.4, so long as the Tenant shall agree in writing (i) to restore the Premises, and (ii) that the Lease shall remain in full force and effect, the provisions of Section
4.4 shall not be applicable.

    Section 4.5. GROUND LEASE. (a) Borrower will comply in all material respects with the terms and conditions of the Ground Lease. Borrower will not do or permit anything to be done, the doing of which, or refrain from doing anything, the omission of which, will impair or tend to impair the security of the Premises under the Ground Lease or will be grounds for declaring a forfeiture of the Ground Lease.

                  (b) Borrower shall enforce the Ground Lease and will not terminate, modify, cancel, change, supplement, alter or amend the Ground Lease, or waive, excuse, condone or in any way release or discharge the lessor under the Ground Lease (the "Ground Lessor") of or from any of the material covenants and conditions to be performed or observed by the lessor under the Ground Lease. Borrower hereby expressly covenants with Lender not to cancel, surrender, amend, modify or alter in any way the terms of the Ground Lease. Borrower hereby assigns to Lender, as further security for the payment of the Debt and for the performance and observance of the terms, covenants and conditions of this Security Instrument, all of the rights, privileges and prerogatives of Borrower as tenant under the Ground Lease to surrender the leasehold estate created by the Ground Lease or to terminate, cancel, modify, change, supplement, alter or amend the Ground Lease, and any such surrender of the leasehold estate created by the Ground Lease or termination, cancellation, modification, change, supplement, alteration or amendment of the Ground Lease without the prior consent of Lender shall be void and of no force and effect.

                  (c) Borrower will give Lender prompt (and in all events within three (3) days) notice of any default under the Ground Lease of which it has knowledge or of the receipt by Borrower of any notice of default from Ground Lessor. Borrower will promptly (and in all events within three (3) days) furnish to Lender copies of all information furnished to Ground Lessor by the terms of the Ground Lease or the provisions of this Section. Borrower will deliver to Lender an exact copy of any notice, communication, plan, specification or other instrument or document received or given by Borrower in any way relating to or affecting the Ground Lease which may concern or affect the estate of Ground Lessor or Borrower thereunder in or under the Ground Lease or in the real estate thereby demised.

                  (d) Lender shall have the right, but not the obligation, to perform any obligations of Borrower under the terms of the Ground Lease during the continuance of a default thereunder. All costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) so incurred, shall be treated as an advance secured by this Security Instrument, shall bear interest thereon at the Default Rate from the date of payment by Lender until paid in full and shall be paid by Borrower to Lender during the continuance of a default within five (5) days after demand. No performance by Lender of any obligations of Borrower shall constitute a waiver of any default arising by reason of Borrower's failure to perform the same. If Lender shall make any payment or perform any act or take action in accordance with this Section 4.5(d), Lender will notify Borrower of the making of any such payment, the performance of any such act, or the taking of any such action. In any such event, subject to the rights of lessees, sublessees and other occupants under the Leases, Lender and any person designated by Lender shall have, and are hereby granted, the right to enter upon the Property at any time and from time to time for the purpose of taking any such action.

                  (e) To the extent permitted by law, the price payable by Borrower or any other person or entity in the exercise of any right of redemption following foreclosure of the Property shall include all rents paid and other sums advanced by Lender, together with interest thereon at the Default Rate as ground lessee under the Ground Lease, on behalf of Borrower on account of the Property.

                  (f) Unless Lender shall otherwise consent, the fee title and the leasehold estate in the Property shall not merge but shall always be kept separate and distinct, notwithstanding the union of said estates either in Ground Lessor or in Borrower, or in a third party, by purchase or otherwise.

                  (g) Upon acquisition by Borrower of the fee title or any other estate, title or interest in the Property, this Security Instrument shall, automatically and without the necessity of execution of any other documents, attach to and cover and be a lien upon such other estate so acquired, and such other estate shall be considered as mortgaged, assigned and conveyed to Lender and the lien hereof spread to cover such estate with the same force and effect as though specifically herein mortgaged, assigned and conveyed. The provisions of this subsection (g) shall not apply if Lender acquires fee title to the Property unless Lender shall so elect.

                  (h) If the Ground Lessor shall deliver to Lender a copy of any notice of default sent by the Ground Lessor to Borrower, as tenant under the Ground Lease, such notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender in reliance thereon.

                  (i) Borrower shall exercise each individual option, if any, to extend or renew the term of the Ground Lease promptly (and in all events within five (5) days) after demand by Lender made at any time within one (1) year prior to the last day upon which any such option may be exercised, and Borrower hereby expressly authorizes and appoints Lender its attorney-in-fact to exercise any such option in the name of and upon behalf of Borrower to so exercise such option if Borrower fails to exercise as herein required, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest.

                  (j) Each Lease hereafter made and each renewal of any existing Lease shall provide that, (i) in the event of the termination of the Ground Lease, the Lease shall not terminate or be terminable by the lessee; (ii) in the event of any action for the foreclosure of this Security Instrument, the Lease shall not terminate or be terminable by the lessee by reason of the termination of the Ground Lease unless the lessee is specifically named and joined in any such action and unless a judgment is obtained therein against the lessee; and
(iii) in the event that the Ground Lease is terminated as aforesaid, the lessee under the Lease shall attorn to the lessor under the Ground Lease or to the purchaser at the sale of the Property on such foreclosure, as the case may be.

                  (k) Borrower hereby assigns, transfers and sets over to Lender all of Borrower's claims and rights to the payment of damages arising from any rejection by the Ground Lessor of the Ground Lease under the Bankruptcy Code. Borrower shall notify Lender promptly (and in any event within five (5) days) of any claim, suit action or proceeding relating to the rejection of the Ground Lease. Lender is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to file and prosecute, to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the Ground Lessor under the Bankruptcy Code during the continuance of any default. Borrower may make any compromise or settlement in connection with such proceedings (subject to Lender's approval); provided, however, that Lender shall be authorized and entitled to compromise or settle any such proceeding if such compromise or settlement is made after the occurrence of an Event of Default. Borrower shall promptly execute and deliver to Lender any and all instruments reasonably required in connection with any such proceeding after request therefor by Lender. Except as set forth above, Borrower shall not adjust, compromise, settle or enter into any agreement with respect to such proceedings without the prior written consent of Lender.

                  (l) Borrower shall not, without Lender's prior written consent, elect to treat the Ground Lease as terminated under Section 365(h)(l) of the Bankruptcy Code. Any such election made without Lender's prior written consent shall be void.

                  (m) If pursuant to Section 365(h)(2) of the Bankruptcy Code, Borrower seeks to offset against the rent reserved in the Ground Lease the amount of any damages caused by the non-performance by the Ground Lessor of any of the Ground Lessor's obligations under the Ground Lease after the rejection by the Ground Lessor of the Ground Lease under the Bankruptcy Code, Borrower shall, prior to effecting such offset, notify Lender of its intention to do so, setting forth the amounts proposed to be so offset and the basis therefor. If Lender has failed to object as aforesaid within ten (10) days after notice from Borrower in accordance with the first sentence of this subsection (m), Borrower may proceed to effect such offset in the amounts set forth in Borrower's notice. Neither Lender's failure to object as aforesaid nor any objection or other communication between Lender and Borrower relating to such offset shall constitute an approval of any such offset by Lender. Borrower shall indemnify and save Lender harmless from and against any and all claims, demands, actions, suits, proceedings, damages, losses, costs and expenses of every nature whatsoever (including, without limitation, reasonable attorneys' fees and disbursements) arising from or relating to any such offset by Borrower against the rent reserved in the Ground Lease.

                  (n) If any action, proceeding, motion or notice shall be commenced or filed in respect of Borrower or, following an Event of Default, the Property in connection with any case under the Bankruptcy Code, Lender shall have the option, to the exclusion of Borrower, exercisable upon notice from Lender to Borrower, to conduct and control any such litigation with counsel of Lender's choice. Lender may proceed in its own name or in the name of Borrower in connection with any such litigation, and Borrower agrees to execute any and all powers, authorizations, consents and other documents required by Lender in connection therewith. Borrower shall pay to Lender all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) paid or incurred by Lender in connection with the prosecution or conduct of any such proceedings within five (5) days after notice from Lender setting forth such costs and expenses in reasonable detail. Any such costs or expenses not paid by Borrower as aforesaid shall be secured by the lien of this Security Instrument, shall be added to the principal amount of the Debt and shall bear interest at the Default Rate. Borrower shall not commence any action, suit, proceeding or case, or file any application or make any motion, in respect of the Ground Lease in any such case under the Bankruptcy Code without the prior written consent of Lender.

                  (o) Borrower shall immediately, after obtaining knowledge thereof, notify Lender of any filing by or against the Ground Lessor of a petition under the Bankruptcy Code. Borrower shall thereafter forthwith give written notice of such filing to Lender, setting forth any information available to Borrower as to the date of such filing, the court in which such petition was filed, and the relief sought therein. Borrower shall promptly deliver to Lender following receipt any and all notices, summonses, pleadings, applications and other documents received by Borrower in connection with any such petition and any proceedings relating thereto.

                  (p) If there shall be filed by or against Borrower a petition under the Bankruptcy Code, and Borrower, as the tenant under the Ground Lease, shall determine to reject the Ground Lease pursuant to Section 365(a) of the Bankruptcy Code, then Borrower shall give Lender not less than ten (10) days' prior written notice of the date on which Borrower shall apply to the bankruptcy court for authority to reject the Ground Lease. Lender shall have the right, but not the obligation, to serve upon Borrower within such 10-day period a notice stating that (i) Lender demands that Borrower assume and assign the Ground Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of prompt cure of all defaults and provide adequate assurance of future performance under the Ground Lease. If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Ground Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.

                  (q) Effective upon the entry of an order for relief in respect of Borrower under the Bankruptcy Code, Borrower hereby assigns and transfers to Lender a non-exclusive right to apply to the Bankruptcy Court under Section 365(d)(4) of the Bankruptcy Code for an order extending the period during which the Ground Lease may be rejected or assumed.

                  (r) Borrower represents and warrants that (i) pursuant to the Ground Lease, the lien of any mortgage now or hereafter placed on the fee title to the Premises is and will be subject and subordinate to the Ground Lease and to any New Lease (hereinafter defined) unless a subordination, non-disturbance and attornment agreement is executed and recorded; (ii) if there shall be a condemnation or taking in lieu of a condemnation of the fee title to the Premises, subject to amounts which are applied to restoration, Borrower is entitled under the Ground Lease to receive such portion of the award for such condemnation or taking in lieu of condemnation as equals the value of Borrower's estate under the Ground Lease and improvements made by Borrower and if there shall be a casualty under a Ground Lease, either there is an obligation to use insurance proceeds for a full restoration or Borrower is entitled to receive such portion of such proceeds as equals the value of improvements made by Borrower; (iii) Borrower is authorized to assign its interest in any condemnation award which Borrower is entitled to receive pursuant to the Ground Lease; (iv) the Ground Lease may be assigned from time to time without the consent of Ground Lessor (or if such consent is required, it has properly been obtained), and upon an assignment of Borrower's interest in the Ground Lease, the assignor may, by the terms of the assignment, be released from all obligations on the part of the ground lessee under the Ground Lease arising thereafter; (v) Borrower has the right under the Ground Lease to mortgage the Ground Lease and the leasehold estate thereby created without the prior consent of Ground Lessor of such if consent is required, it has properly been obtained;
(vi) Borrower has the right to sublease or otherwise encumber, subject to matters disclosed pursuant to clause (iv) above without restriction, all or any part of the Property without the consent of Ground Lessor or such if consent is required, it has properly been obtained; (vii) if any default by Borrower shall occur under the Ground Lease, Lender is entitled under the Ground Lease to receive notice of such default from Ground Lessor and a commercially reasonable opportunity to cure any such default which is susceptible of cure by Lender, which, in the case of any non-monetary default susceptible of cure by Lender, includes the right of Lender or its designee to acquire possession of the Property by means of foreclosure of this Security Instrument or by other means and to become the lessee under the Ground Lease, and so long as Lender has agreed to effectuate a cure and is proceeding to cure any such non-monetary default and no monetary default remains uncured beyond any applicable notice and grace periods to which Borrower and Lender are entitled, Ground Lessor may not terminate the Ground Lease; (viii) provided that no monetary default remains uncured beyond any applicable notice and grace periods to which Borrower and Lender are entitled, the Ground Lease may not be terminated by Ground Lessor by reason of any default by Borrower which is not susceptible of cure by Lender; (ix) if the Ground Lease is terminated by reason of a default by Borrower, Lender or its designee is entitled under the Ground Lease to enter into a new lease (the "New Lease") with Ground Lessor for the remainder of the term of the Ground Lease upon the same base rent and additional rent and other terms, covenants, conditions and agreements as are contained in the Ground Lease; (x) the Ground Lease or a supplemental agreement requires the Ground Lessor to give copies of all notices of default which are given under the Ground Lease to Borrower contemporaneously to Lender; (xi) the Ground Lease represents the entire agreement between the parties thereto and is in full force and effect and has not been modified or supplemented; (xii) the Ground Lease cannot be canceled solely by Ground Lessor and requires Borrower's consent for all material modifications; (xiii) all rents (including additional rents and other charges) reserved for in the Ground Lease and payable prior to the date hereof have been paid; (xiv) no party to the Ground Lease is in default of any obligation such party has thereunder and no event has occurred which, with the giving of notice or the lapse of time, or both, would constitute such a default; and (xv) no notice or other written or oral communication has been provided to any party under the Ground Lease which alleges that, as of the date hereof, either a default exists or with the passage of time will exist under the provisions of such Ground Lease.


                  ARTICLE 5 -- REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants to Lender that:

    Section 5.1. WARRANTY OF TITLE. Borrower has good title to the Property and has the right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the same and that for the fee properties Borrower possesses an unencumbered fee simple absolute estate in the Land and the Improvements and that it owns the Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions (other than standard printed exceptions) shown in the title insurance policy insuring the lien of this Security Instrument (the "Permitted Exceptions"). Borrower shall forever warrant, defend and preserve the title and the validity and priority of the lien of this Security Instrument and shall forever warrant and defend the same to Lender against the claims of all persons whomsoever.

    Section 5.2. AUTHORITY. Borrower (and the undersigned representative of Borrower, if any) has full power, authority and legal right to execute this Security Instrument, and to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the Property pursuant to the terms hereof and to keep and observe all of the terms of this Security Instrument on Borrower's part to be performed.

    Section 5.3. LEGAL STATUS AND AUTHORITY. Borrower (a) is duly organized, validly existing and in good standing under the laws of its state of organization or incorporation; (b) is duly qualified to transact business and is in good standing in the State where the Property is located; and (c) has all necessary approvals, governmental and otherwise, and full power and authority to own the Property and carry on its business as now conducted and proposed to be conducted. Borrower now has and shall continue to have the full right, power and authority to operate and lease the Property, to encumber the Property as provided herein and to perform all of the other obligations to be performed by Borrower under the Note, this Security Instrument and the Other Security Documents.

    Section 5. VALIDITY OF DOCUMENTS. (a) The execution, delivery and agreement to perform the Note, this Security Instrument and the Other Security Documents and the borrowing evidenced by the Note (i) are within the corporate/ partnership/limited liability company (as the case may be) power of Borrower;
(ii) have been authorized by all requisite corporate/partnership/limited liability company (as the case may be) action; (iii) have received all necessary approvals and consents, corporate, governmental or otherwise; (iv) will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any provision of law, any order or judgment of any court or governmental authority, the articles of incorporation, by-laws, partnership, trust or operating agreement, or other governing instrument of Borrower, or any indenture, agreement or other instrument to which Borrower is a party or by which it or any of its assets or the Property is or may be bound or affected; (v) will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of its assets, except the lien and security interest created hereby; and (vi) will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of this instrument in appropriate land records in the State where the Property is located and except for Uniform Commercial Code filings relating to the security interest created hereby); and (b) the Note, this Security Instrument and the Other Security Documents constitute the legal, valid and binding obligations of Borrower.

    Section 5.5. LITIGATION. There is no action, suit or proceeding, or any governmental investigation or any arbitration, in each case pending or, to the knowledge of Borrower, threatened against Borrower or the Property before any governmental or administrative body, agency or official which (i) challenges the validity of this Security Instrument, the Note or any of the Other Security Documents or the authority of Borrower to enter into this Security Instrument, the Note or any of the Other Security Documents or to perform the transactions contemplated hereby or thereby or (ii) if adversely determined would have a material adverse effect on the occupancy of the Property or the business, financial condition or results of operations of Borrower or the Property.

Section 5.6. STATUS OF PROPERTY.

                  (a) No portion of the Improvements is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, or any successor law, or, if located within any such area, Borrower has obtained and will maintain the insurance prescribed in Section 3.3 hereof.

                  (b) Borrower or Tenant (pursuant to its Lease) has obtained all necessary certificates, licenses and other approvals, governmental and otherwise, necessary for the operation of the Property and the conduct of its business and all required zoning, building code, land use, environmental and other similar permits or approvals, all of which are in full force and effect as of the date hereof and not subject to revocation, suspension, forfeiture or modification.

                  (c) The Property and the present and contemplated use and occupancy thereof are in compliance in all material respects with all applicable zoning ordinances, building codes, land use and environmental laws and other similar laws.

                  (d) The Property is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Property has accepted or is equipped to accept such utility service.

                  (e) All public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.

                  (f) The Property is served by public water and sewer systems.

                  (g) The Property is free from damage caused by fire or other casualty.

                  (h) All costs and expenses of any and all labor, materials, supplies and equipment used in the construction of the Improvements have been paid in full.

                  (i) Borrower has paid in full for, and is the owner of, all furnishings, fixtures and equipment (other than tenants' property) used in connection with the operation of the Property, free and clear of any and all security interests, liens or encumbrances, except the lien and security interest created hereby.

                  (j) To Borrower's best knowledge, all liquid and solid waste disposal, septic and sewer systems located on the Property are in a good and safe condition and repair and in compliance with all Applicable Laws.

    Section 5.7. NO FOREIGN PERSON. Borrower is not a "foreign person" within the meaning of Sections 1445(f)(3) of the Code and the related Treasury Department regulations, including temporary regulations.

    Section 5.8. SEPARATE TAX LOT. The Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Property or any portion thereof.

    Section 5.9. ERISA COMPLIANCE.

                  (a) As of the date hereof and throughout the term of this Security Instrument, (i) Borrower is not and will not be an "employee benefit plan" as defined in Section 3(3) of ERISA, or other retirement arrangement, which is subject to Title I of ERISA or Section 4975 of the Code, and (ii) the assets of Borrower do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA or Section 4975 of the Code; and

                  (b) As of the date hereof and throughout the term of this Security Instrument (i) Borrower is not and will not be a "governmental plan" within the meaning of Section 3(32) of ERISA and (ii) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans.

    Section 5.10. LEASES. (a) Borrower is the sole owner of the entire lessor's interest in the Leases; (b) the Leases are valid and enforceable; (c) the terms of all alterations, modifications and amendments to the Leases are reflected in the certified occupancy statement delivered to and approved by Lender; (d) none of the Rents reserved in the Leases have been assigned or otherwise pledged or hypothecated; (e) none of the Rents have been collected for more than one (1) month in advance; (f) the premises demised under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the same on a rent-paying basis; and (g) there exist no offsets or defenses to the payment of any portion of the Rents.

    Section 5.11. FINANCIAL CONDITION. (a) Borrower is solvent, and no bankruptcy, reorganization, insolvency or similar proceeding under any state or federal law with respect to Borrower has been initiated, and (b) Borrower has received reasonably equivalent value for the granting of this Security Instrument.

    Section 5.12. BUSINESS PURPOSES. The loan evidenced by the Note is solely for the business purpose of Borrower, and is not for personal, family, household, or agricultural purposes.

    Section 5.13. TAXES. Borrower has filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by it and has paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by it. Borrower does not know of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

    Section 5.14. MAILING ADDRESSES. Borrower's mailing address, as set forth in the opening paragraph hereof or as changed in accordance with the provisions hereof, is true and correct.

    Section 5.15. NO CHANGE IN FACTS OR CIRCUMSTANCES. All information submitted to Lender in connection with any request by Borrower for the loan evidenced by the Note and/or any letter of application, preliminary commitment letter, final commitment letter or other application or letter of intent (including, but not limited to, all financial statements, rent rolls, reports and certificates) are accurate, complete and correct in all respects. There has been no adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading.

    Section 5.16. DISCLOSURE. Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.


                     ARTICLE 6 -- OBLIGATIONS AND RELIANCES

    Section 6.1. RELATIONSHIP OF BORROWER AND LENDER. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Note, this Security Instrument and the Other Security Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

    Section 6.2. NO RELIANCE ON LENDER. The general partners, shareholders, members, principals or other beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise in connection with the ownership of the Property. Borrower is not relying on Lender's expertise, business acumen or advice in connection with the Property.

    Section 6.3. NO LENDER OBLIGATIONS.

                  (a) Notwithstanding any of the provisions of this Security Instrument (including, but not limited to, the provisions of Subsections 1.1(f) and (l), Section 1.2 or Section 3.7), Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

                  (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Note or the Other Security Documents, including without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

    Section 6.4. RELIANCE. Borrower recognizes and acknowledges that in accepting the Note, this Security Instrument and the Other Security Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article 5 without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof; that the warranties and representations are a material inducement to Lender in accepting the Note, this Security Instrument and the Other Security Documents; and that Lender would not be willing to make the loan evidenced by the Note, this Security Instrument and the Other Security Documents and accept this Security Instrument in the absence of the warranties and representations as set forth in Article 5.

                        ARTICLE 7 -- FURTHER ASSURANCES

    Section 7.1. RECORDING OF SECURITY INSTRUMENT, ETC. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the Other Security Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the Other Security Documents, any note or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

    Section 7.2. FURTHER ACTS, ETC. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Applicable Laws. Borrower, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, upon an Event of Default including without limitation such rights and remedies available to Lender pursuant to this Section 7.2.

    Section 7.3. CHANGES IN TAX, DEBT, CREDIT AND DOCUMENTARY STAMP LAWS.

                  (a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then Lender shall have the option by written notice of not less than ninety (90) days to declare the Debt immediately due and payable.

                  (b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than ninety
(90) days, to declare the Debt immediately due and payable.

                  (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the Other Security Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

    Section 7.4. ESTOPPEL CERTIFICATES.

                  (a) After request by Lender, Borrower, within ten (10) days, shall furnish Lender or any proposed assignee or Investor (as defined in Section 19.1) with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest of the Note, (iv) the terms of payment and maturity date of the Note, (v) the date installments of interest and/or principal were last paid, (vi) that, except as provided in such statement, there are no defaults or events which with the passage of time or the giving of notice or both, would constitute an event of default under the Note or the Security Instrument, (vii) that the Note and this Security Instrument are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification, (viii) whether any offsets or defenses exist against the obligations secured hereby and, if any are alleged to exist, a detailed description thereof, (ix) that all Leases are in full force and effect and (provided the Property is not a residential multifamily property) have not been modified (or if modified, setting forth all modifications), (x) the date to which the Rents thereunder have been paid pursuant to the Leases, (xi) whether or not, to the best knowledge of Borrower, any of the lessees under the Leases are in default under the Leases, and, if any of the lessees are in default, setting forth the specific nature of all such defaults, (xii) the amount of security deposits held by Borrower under each Lease and that such amounts are consistent with the amounts required under each Lease, and (xiii) as to any other matters reasonably requested by Lender and reasonably related to the Leases, the obligations secured hereby, the Property or this Security Instrument.

                  (b) Borrower shall use best efforts to deliver to Lender, promptly upon request (provided such request is not made more than twice in any calendar year), duly executed estoppel certificates from any one or more lessees as required by Lender attesting to such facts regarding the Lease as Lender may require, including but not limited to attestations that each Lease covered thereby is in full force and effect with no defaults thereunder on the part of any party, that none of the Rents have been paid more than one month in advance, and that the lessee claims no defense or offset against the full and timely performance of its obligations under the Lease.

                  (c) Lender, by its acceptance of this Security Instrument, agrees to deliver to Borrower promptly upon Borrower's request therefor (provided such request is not made more than twice in any calendar year) a written statement setting forth the unpaid principal amount of the Note, the accrued and unpaid interest thereon and the date on which an installment of interest and/or principal were last paid thereunder.

    Section 7.5. FLOOD INSURANCE. After Lender's request, Borrower shall deliver evidence satisfactory to Lender that no portion of the Improvements is situated in a federally designated "special flood hazard area."

    Section 7.6. SPLITTING OF SECURITY INSTRUMENT. This Security Instrument and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be split or divided into two or more notes and two or more security instruments, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, Borrower, upon written request of Lender and at Lender's sole cost and expense, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount of this Security Instrument, and containing terms, provisions and clauses similar to those contained herein and in the Note, and such other documents and instruments as may be required by Lender.

    Section 7.7. REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any Other Security Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or Other Security Document, Borrower will issue, in lieu thereof, a replacement Note or Other Security Document, dated the date of such lost, stolen, destroyed or mutilated Note or Other Security Document in the same principal amount thereof and otherwise of like tenor.

                      ARTICLE 8 -- DUE ON SALE/ENCUMBRANCE

    Section 8.1. LENDER RELIANCE. Borrower acknowledges that Lender has examined and relied on the experience of Borrower and its officers, and principals in owning and operating properties such as the Property in agreeing to make the loan secured hereby, and will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property.

    Section 8.2. NO SALE/ENCUMBRANCE. Borrower agrees that Borrower shall not, without the prior written consent of Lender, sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any part thereof or permit the Property or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred, except as otherwise permitted in the Loan Documents.

    Section 8.3. SALE/ENCUMBRANCE DEFINED. (A) A sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer within the meaning of this Article 8 shall be deemed to include, but not limited to, (a) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (b) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (c) if Borrower or any general partner of Borrower is a corporation, the voluntary or involuntary sale, conveyance, transfer or pledge of such corporation's stock or the creation or issuance of new stock by which an aggregate of more than 49% of the ownership of such corporation's stock shall be vested in or pledged to a party or parties who are not now stockholders; (d) if Borrower or any general partner of Borrower is a limited liability company, the voluntary or involuntary sale, conveyance, transfer or pledge of membership interests in the capital or profits of such company or the creation or issuance of new membership interests by which an aggregate of more than 49% of the ownership of such company's membership interests shall be vested in or pledged to a party or parties who do not now hold membership interests in such company; (e) if Borrower or any general partner of Borrower is a limited or general partnership or joint venture, (i) the change, removal or resignation of a general partner or managing partner,
(ii) the transfer or pledge of the partnership interest of any general partner or managing partner or any profits or proceeds relating to such partnership interest, (iii) the transfer or pledge of more than 49% of the capital or profits of the partnership or (iv) the creation or issuance of new partnership interests by Borrower or its general partner which an aggregate of more than 49% of the ownership of partnership interests in such partnership shall be vested in a party or parties who do not now hold partnership interests in such partnership or joint venture; and (f) without limitation to the foregoing, any voluntary or involuntary sale, transfer, conveyance or pledge by any person or entity which directly or indirectly controls Borrower (by operation or law or otherwise) (a "Principal") of its direct or indirect controlling interest in Borrower. Notwithstanding the foregoing, the following transfers shall not be deemed to be a sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment or transfer within the meaning of this Article 8: (A) transfer by devise or descent or by operation of law upon the death of a partner, member or stockholder of Borrower or any general partner thereof, and (B) a sale, transfer or hypothecation of a partnership, shareholder or membership interest in Borrower, whichever the case may be, by the current partner(s), shareholder(s) or member(s), as applicable, to an immediate family member (i.e., parents, spouses, siblings, children or grandchildren) of such partner, or shareholder or member or to a Principal (or a trust for the benefit of any such persons). Notwithstanding anything to the contrary contained herein (including, without limitation, the terms of the immediately preceding sentence), any sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment or transfer permitted or consented to which shall result in any party not now owning more than 49% of the ownership interests in Borrower acquiring more than 49% of the ownership interests in Borrower shall require the receipt by Lender of a substantive non-consolidation opinion acceptable to Lender.

         (B) Notwithstanding anything to the contrary contained in this Article 8, and in addition to the transfers expressly permitted hereunder, Lender's consent to a one-time sale, assignment or other transfer of the Property shall not be withheld provided that Lender receives sixty (60) days prior written notice of such transfer hereunder and no Event of Default shall then exist, and further provided that, the following additional requirements are satisfied:

                       (i) Borrower shall pay Lender a transfer fee equal to 1% of the outstanding principal balance of the Loan at the time of such transfer;

                       (ii) Borrower shall pay any and all out-of-pocket costs incurred in connection with the transfer of the Property (including, without limitation, Lender's counsel fees and disbursements and all recording fees, title insurance premiums and mortgage and intangible taxes and the fees and expenses of the Rating Agencies pursuant to clause (x) below);

                       (iii) The proposed transferee (the "Transferee") or Transferee's Principals (hereinafter defined) must have demonstrated expertise in owning and operating properties similar in location, size and operation to the Property, which expertise shall be reasonably determined by Lender. The term "Transferee's Principals" shall include (A) Transferee's managing members, general partners or principal shareholders, and (B) such other members, partners or shareholders which directly or indirectly shall own a 15% or greater interest in Transferee.

                       (iv) Transferee and Transferee's Principals shall, as of the date of such transfer, have an aggregate net worth and liquidity reasonably acceptable to Lender;

                       (v) Transferee, Transferee's Principals and all other entities which may be owned or controlled directly or indirectly by Transferee's Principals ("Related Entities") must not have been a party to any bankruptcy proceedings, voluntary or involuntary, made an assignment for the benefit of creditors or taken advantage of any insolvency act, or any act for the benefit of debtors within (7) years prior to the date of the proposed transfer of the Property;

                       (vi) Transferee shall assume all of the obligations of Borrower under the Loan Documents in a manner satisfactory to Lender in all respects, including without limitation, by entering into an assumption agreement in form and substance satisfactory to Lender;

                       (vii) There shall be no material litigation or regulatory action pending or threatened against Transferee, Transferee's Principals or Related Entities which is not reasonably acceptable to Lender;

                       (viii) Transferee, Transferee's Principals and Related Entities shall not have defaulted under its or their obligations with respect to any other indebtedness in a manner which is not reasonably acceptable to Lender;

                       (ix) Transferee and Transferee's Principals must be able to satisfy all the covenants set forth in Sections 4.3 and 5.9 hereof, no Event of Default or event which, with the giving of notice, passage of time or both, shall constitute an Event of Default, shall otherwise occur as a result of such transfer, and Transferee and Transferee's Principals shall deliver (A) all organization documentation reasonably requested by Lender, which shall be reasonably satisfactory to Lender, and (B) all certificates, agreements and covenants reasonably required by Lender;

                       (x) Transferee shall be approved by the rating agencies selected by Lender;

                       (xi) Borrower shall deliver, at its sole cost and expense, an endorsement to the existing title policy insuring the Security Instrument, as modified by the assumption agreement, as a valid first lien on the Property and naming the Transferee as owner of the Property, which endorsement shall insure that, as of the date of the recording of the assumption agreement, the Property shall not be subject to any additional exceptions or liens other than those contained in the title policy issued on the date hereof. Immediately upon a transfer of the Property to such Transferee and the satisfaction of all of the above requirements, the Borrower herein shall be released from all liability under this Security Instrument, the Note and Other Security Documents accruing after such transfer. The foregoing release shall be effective upon the date of such transfer, but Lender agrees to provide written evidence thereof reasonably requested by Borrower; and

                       (xii) Borrower simultaneously transfers the Additional Properties pursuant to Section 8.3 of the Other Mortgages.

    Section 8.4. LENDER'S RIGHTS. Lender reserves the right to condition the consent required hereunder upon a modification of the terms hereof and on assumption of the Note, this Security Instrument and the Other Security Documents as so modified by the proposed transferee, on payment of a transfer fee of one percent (1%) of the principal balance of the Note and all of Lender's expenses incurred in connection with such transfer, the approval by a Rating Agency of the proposed transferee, the proposed transferee's continued compliance with the covenants set forth in Section 4.2 hereof, or such other conditions as Lender shall determine in its sole discretion to be in the interest of Lender. An assignment and assumption of the Note shall not be permitted within the first twelve (12) months from the date hereof. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower's sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property without Lender's consent. This provision shall apply to every sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property.



                            ARTICLE 9 -- PREPAYMENT

    Section 9.1. PREPAYMENT BEFORE EVENT OF DEFAULT. The Debt may be prepaid only in strict accordance with the express terms and conditions of the Note including the payment of any prepayment consideration or premium due under the Note.

    Section 9.2. PREPAYMENT ON CASUALTY AND CONDEMNATION. Provided no Event of Default exists under the Note, this Security Instrument or the Other Security Documents, in the event of any prepayment of the Debt pursuant to the terms of Sections 4.4 hereof, no prepayment consideration or premium shall be due in connection therewith, but Borrower shall be responsible for all other amounts due under the Note, this Security Instrument and the Other Security Documents.

    Section 9.3. PREPAYMENT AFTER EVENT OF DEFAULT. Following an Event of Default and acceleration of the Debt, if Borrower or anyone on Borrower's behalf makes a tender of payment of the amount necessary to satisfy the Debt at any time prior to foreclosure sale (including, but not limited to, sale under power of sale under this Security Instrument), or during any redemption period after foreclosure, (i) the tender of payment shall constitute an evasion of Borrower's obligation to pay any prepayment consideration or premium due under the Note and such payment shall, therefore, to the maximum extent permitted by law, include a premium equal to the prepayment consideration or premium that would have been payable on the date of such tender had the Debt not been so accelerated, or (ii) if at the time of such tender a prepayment would have been prohibited under the Note had the Debt not been so accelerated, the tender of payment shall constitute an evasion of such prepayment prohibition and shall, therefore, to the maximum extent permitted by law, include an amount equal to the greater of
(i) 3% of the then
principal amount of the Note and (ii) an amount equal to the excess of (A) the sum of the present values of a series of payments payable at the times and in the amounts equal to the payments of principal and interest (including, but not limited to the principal and interest payable on the Maturity Date (as defined in the Note)) which would have been scheduled to be payable after the date of such tender under the Note had the Debt not been accelerated, with each such payment discounted to its present value at the date of such tender at the rate which when compounded monthly is equivalent to the Prepayment Rate (as defined in the Note), over (B) the then principal amount of the Note.

                             ARTICLE 10 -- DEFAULT

    Section 10.1. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default": (a) if any portion of the Debt is not paid within five (5) days following the date the same is due or if the entire Debt is not paid on the Maturity Date; (b) if any of the Taxes, Ground Rents or Other Charges is not paid within ten (10) days following the date the same is due and payable except to the extent sums sufficient to pay such Taxes, Ground Rents and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument; (c) if the Policies are not kept in full force and effect, or if the Policies are not delivered to Lender within five (5) days of Lender's request; (d) if the Property is subject to actual waste; (e) if Borrower violates or does not comply with any of the provisions of Sections 3.7, 4.3 and 4.5 and Articles 8, 12 and 13; (f) if any representation or warranty of Borrower or any person guaranteeing payment of the Debt or any portion thereof or performance by Borrower of any of the terms of this Security Instrument or any general partner, managing member, principal or beneficial owner of any of the foregoing, made herein or any guaranty or indemnity, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made; (g) if (i) Borrower or any general partner or managing member of Borrower shall commence any case, proceeding or other action
(A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower, or any general partner or managing member of Borrower, shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Borrower, or any general partner or managing member of Borrower, any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against the Borrower, or any general partner or managing member of Borrower, any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) the Borrower, or any general partner or managing member of Borrower, shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower, or any general partner or managing member of Borrower, shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; (h) if Borrower shall be in default under any other mortgage, deed of trust, deed to secure debt or other security agreement covering any part of the Property whether it be superior or junior in lien to this Security Instrument; (i) if the Property becomes subject to any mechanic's, materialman's or other lien other than a lien for local real estate taxes and assessments not then due and payable and the lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of sixty
(60) days after Borrower has written notice thereof and in any event subject to the terms of the Lease; (j) if any federal tax lien is filed against Borrower, any general partner or managing member of Borrower, or the Property and same is not discharged of record within sixty (60) days after same is filed; (k) if Borrower fails to cure any violations of Applicable Laws within sixty (60) days of first having received notice thereof; (l) if (i) Borrower fails to timely provide Lender with the written certification and evidence referred to in
Section 4.2 hereof, or (ii) Borrower consummates a transaction which would cause the Security Instrument or Lender's exercise of its rights under this Security Instrument, the Note or the Other Security Documents to constitute a nonexempt prohibited transaction under ERISA or result in a violation of a state statute regulating governmental plans, subjecting Lender to liability for a violation of ERISA or a state statute; (m) if Borrower shall fail to reimburse Lender on demand, with interest calculated at the Default Rate (defined below), for all Insurance Premiums or Taxes, together with interest and penalties imposed thereon, paid by Lender pursuant to this Security Instrument; (n) if Borrower shall fail to timely deliver to Lender an estoppel certificate pursuant to the terms of Subsection 7.4(a); (o) if Borrower shall fail to timely deliver to Lender, after request by Lender, the statements referred to in Section 3.11 in accordance with the terms thereof; (p) if any default occurs in the performance of any guarantor's or indemnitor's obligations under any guaranty or indemnity executed in connection herewith and such default continues after the expiration of applicable grace periods set forth in such guaranty or indemnity, or if any representation or warranty of any guarantor or indemnitor thereunder shall be false or misleading in any material respect when made; (q) if for more than thirty (30) days after notice from Lender, Borrower shall continue to be in default under any other term, covenant or condition of the Note, this Security Instrument or the Other Security Documents in the case of any default which can be cured by the payment of a sum of money or for sixty (60) days after notice from Lender in the case of any other default, provided that if such default cannot reasonably be cured within such sixty (60) day period and Borrower shall have commenced to cure such default within such sixty (60) day period and thereafter diligently and expeditiously proceeds to cure the same, such sixty
(60) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of one hundred twenty (120) days; or
(r) a default beyond applicable notice or cure periods (if any) shall occur under any Other Security Documents, including but not limited to the Other Notes or Other Mortgages.

    Section 10.2. LATE PAYMENT CHARGE. If any sum payable under this Security Instrument or any of the Other Security Documents is not paid prior to the fifteenth (15th) day after the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law, to defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment and the amount shall be secured by this Security Instrument and the Other Security Documents.

    Section 10.3. DEFAULT INTEREST. Borrower will pay, from the date of an Event of Default through the earlier of the date upon which the Event of Default is cured or the date upon which the Debt is paid in full, interest on the unpaid principal balance of the Note at a per annum rate equal to the lesser of (a) five percent (5%) plus the Applicable Interest Rate (as defined in the Note), and (b) the maximum interest rate which Borrower may by law pay or Lender may charge and collect (the "Default Rate").


                       ARTICLE 11 -- RIGHTS AND REMEDIES

    Section 11.1. REMEDIES. Upon the occurrence of any Event of Default, Borrower agrees that Trustee or Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Trustee or Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Trustee or Lender: (a) declare the entire unpaid Debt to be immediately due and payable; (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument and/or one or both of the Other Mortgages under any applicable provision of law in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner; (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument and/or one or both of the Other Mortgages for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority; (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law; (e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or in the Other Security Documents; (f) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the Other Security Documents; (g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower or of any person, firm or other entity liable for the payment of the Debt; (h) subject to any applicable law, the license granted to Borrower under Section 1.2 shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Ground Rents, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees; (i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Personal Property, and (ii) request Borrower at its expense to assemble the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Personal Property sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower; (j) apply any sums then deposited in the Escrow Fund and any other sums held in escrow or otherwise by Lender in accordance with the terms of this Security Instrument or any Other Security Document to the payment of the following items in any order in its discretion: (i) Taxes, Ground Rents and Other Charges; (ii) Insurance Premiums;
(iii) Interest on the unpaid principal balance of the Note; (iv) Amortization of the unpaid principal balance of the Note; (v) All other sums payable pursuant to the Note, this Security Instrument and the Other Security Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument; (k) surrender any Policies maintained by Borrower pursuant to Article 3 hereof, collect the unearned Insurance Premiums and apply such sums as a credit on the Debt in such priority and proportion as Lender in its discretion shall deem proper, and in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such Insurance Premiums;
(l) pursue such other remedies as Lender may have under the Other Mortgages or under applicable law; (m) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion; or (n) under the power of sale hereby granted, Lender shall have the discretionary right to cause some or all of the Property, including any personal Property, to be sold or otherwise disposed of in any combination and in any manner permitted by applicable law.

         In the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. In the event of a sale, by foreclosure, power of sale, or otherwise, Lender may bid for and acquire the Property and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting against the Obligations the amount of the bid made therefor, after deducting therefrom the expenses of the sale, the cost of any enforcement proceeding hereunder and any other sums which Lender is authorized to deduct under the terms hereof, to the extent necessary to satisfy such bid. Notwithstanding the provisions of this
Section 11.1 to the contrary, if any Event of Default as described in clause (i) or (ii) of Subsection 10.1(g) shall occur, the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Lender.

    Section 11.2. APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the Other Security Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper. Upon any foreclosure sale or sales of all or any portion of the Property under the power of sale herein granted (if any), Lender may bid for and purchase the Property and shall be entitled to apply all or any part of the Debt as a credit to the purchase price.

    Section 11.3. RIGHT TO CURE DEFAULTS. Upon the occurrence of any Event of Default or if Borrower fails to make any payment or to do any act as herein provided, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 11.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the Other Security Documents and shall be immediately due and payable upon demand by Lender therefor.

    Section 11.4. ACTIONS AND PROCEEDINGS. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

    Section 11.5. RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

    Section 11.6. EXAMINATION OF BOOKS AND RECORDS. Lender, its agents, accountants and attorneys shall have the right to examine the records, books, management and other papers of Borrower and its affiliates which reflect upon their financial condition, at the Property or at any office regularly maintained by Borrower or its affiliates or where the books and records are located. Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers. In addition, Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of Borrower and its affiliates pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Borrower and its affiliates where the books and records are located.

    Section 11.7. OTHER RIGHTS, ETC.

                  (a) The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (i) the failure of Lender to comply with any request of Borrower to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the Other Security Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the Other Security Documents.

                  (b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender's possession.

                  (c) Trustee or Lender may resort for the payment of the Debt to any other security held by Trustee or Lender in such order and manner as Lender, in its discretion, may elect. Trustee or Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Trustee or Lender thereafter to foreclose this Security Instrument. The rights of Lender under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Trustee or Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Trustee and Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

    Section 11.8. RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

    Section 11.9. VIOLATION OF LAWS. If the Property is not in compliance with Applicable Laws, Lender may impose additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

    Section 11.10. RIGHT OF ENTRY. Lender and its agents shall have the right to enter and inspect the Property at all reasonable times subject to the terms of the Tenant's Lease.


                      ARTICLE 12 -- ENVIRONMENTAL HAZARDS

    Section 12.1. ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants, based upon an environmental assessment of the Property and information of which Borrower has actual knowledge, that, except as disclosed in the Environmental Report: (a) there are no Hazardous Substances (defined below) or underground storage tanks in, on, or under the Property, except those that are both (i) in compliance with Environmental Laws (defined below) and with permits issued pursuant thereto and (ii) fully disclosed to Lender in writing pursuant to the written reports resulting from the environmental assessments of the Property delivered to Lender (the "Environmental Report"); (b) there are no past, present or threatened Releases (defined below) of Hazardous Substances in, on, under or from the Property except as described in the Environmental Report; (c) there is no threat of any Release of Hazardous Substances migrating to the Property except as described in the Environmental Report; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property except as described in the Environmental Report; (e) Borrower does not know of, and has not received, any written or oral notice or other communication from any person or entity (including but not limited to a governmental entity) relating to Hazardous Substances or Remediation (defined below) thereof, of possible liability of any person or entity pursuant to any Environmental Law with respect to the Property, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing; and (f) Borrower has truthfully and fully provided to Lender, in writing, any and all information relating to conditions in, on, under or from the Property that is known to Borrower and that is contained in Borrower's files and records, including but not limited to any reports relating to Hazardous Substances in, on, under or from the Property and/or to the environmental condition of the Property.

         "Environmental Law" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Substances, relating to liability for or costs of Remediation or prevention of Releases of Hazardous Substances or relating to liability for or costs of other actual or threatened danger to human health or the environment. "Environmental Law" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. "Environmental Law" also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law; conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any governmental authority or other person or entity, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements in connection with permits or other authorization for lawful activity; relating to nuisance, trespass or other causes of action related to the Property; and relating to wrongful death, personal injury, or property or other damage in connection with any physical condition or use of the Property. "Hazardous Substances" include but are not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives provided, however, that "Hazardous Substances" shall not include cleaning materials customarily used at properties similar to the Property, to the extent such materials are used, stored and disposed of in accordance with Environmental Laws.

         "Release" of any Hazardous Substance includes but is not limited to any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances.

         "Remediation" includes but is not limited to any response, remedial, removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance, any actions to prevent, cure or mitigate any Release of any Hazardous Substance, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to in Article 12.

    Section 12.2. ENVIRONMENTAL COVENANTS. Borrower covenants and agrees that so long as the Borrower owns, manages, is in possession of, or otherwise controls the operation of the Property Borrower will enforce the environmental covenants in the Leases and cause Tenant to comply with the following: (a) all uses and operations on or of the Property, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Substances by Borrower, its agents or employees in, on, under or from the Property; (c) there shall be no Hazardous Substances in, on, or under the Property, except those that are in compliance with all Environmental Laws and with permits issued pursuant thereto, if and to the extent required; (d) the Property shall be kept free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Borrower or any other person or entity (the "Environmental Liens"); (e) Borrower shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Section 12.3 below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (f) Borrower shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any written request of Lender (including but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas), and share with Lender the reports and other results thereof, and Lender and other Indemnified Parties (as defined herein) shall be entitled to rely on such reports and other results thereof provided, however, that no such request shall be made by Lender unless Lender has reasonable grounds to believe that a Release of Hazardous Substances or a violation of Environmental Law has occurred at the Property; (g) Borrower shall, at its sole cost and expense, comply with all reasonable written requests of Lender to (i) reasonably effectuate Remediation of any condition (including but not limited to a Release of a Hazardous Substance) in, on, under or from the Property; (ii) comply with any Environmental Law; (iii) comply with any directive from any governmental authority; and (iv) take any other reasonable action necessary or appropriate for protection of human health or the environment; (h) Borrower shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person or entity (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property; and (i) Borrower shall immediately notify Lender in writing of (A) any presence or Releases or threatened Releases of Hazardous Substances in, on, under, from or migrating towards the Property; (B) any non-compliance with any Environmental Laws related in any way to the Property; (C) any actual or potential Environmental Lien; (D) any required or proposed Remediation of environmental conditions relating to the Property; and (E) any written or oral notice or other communication which Borrower becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to

Hazardous Substances or Remediation thereof at the Property, possible liability of any person or entity pursuant to any Environmental Law with respect to the Property, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Article 12. Any failure of Borrower to perform its obligations pursuant to this Section 12.2 shall constitute bad faith waste with respect to the Property.

    Section 12.3. LENDER'S RIGHTS. Lender and any other person or entity designated by Lender, including but not limited to any receiver, any representative of a governmental entity, and any environmental consultant, shall have the right, but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender's sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. Borrower shall cooperate with and provide access to Lender and any such person or entity designated by Lender. The costs and expenses of such assessments shall be borne by Lender except in instances where such report or assessment is performed due to Borrower's failure to comply with its obligations under Section 12.2(f) or following an Event of Default, in which cases the costs and expenses of such assessments shall be paid for by Borrower.

                         ARTICLE 13 -- INDEMNIFICATION

    Section 13.1. GENERAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, of whatever kind or nature (including but not limited to attorneys' fees and other costs of defense) (the "Losses") imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following, except to the extent any of the following are attributable to the gross negligence or wilful misconduct of an Indemnified Party: (a) ownership of this Security Instrument, the Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Debt, and the Note, this Security Instrument, or any Other Security Documents; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Security Instrument or the Note or any of the Other Security Documents, whether or not suit is filed in connection with same, or in connection with Borrower and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding;
(d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;
(e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) any failure on the part of Borrower to perform or be in compliance with any of the terms of this

Security Instrument; (g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Security Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Security Instrument is made; (i) any failure of the Property to be in compliance with any Applicable Laws; (j) the enforcement by any Indemnified Party of the provisions of this Article 13; (k) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (l) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the loan evidenced by the Note and secured by this Security Instrument; or (m) any misrepresentation of material fact made by Borrower in this Security Instrument or any Other Security Document. Any amounts payable to Lender by reason of the application of this Section 13.1 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. For purposes of this
Article 13, the term "Indemnified Parties" means Lender, Trustee and any person or entity who is or will have been involved in the origination of the loan evidenced by the Note, any person or entity who is or will have been involved in the servicing of the loan evidenced by the Note, any person or entity in whose name the encumbrance created by this Security Instrument is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the loan evidenced by the Note (including, but not limited to, Investors (as defined herein) or prospective Investors in the Securities (as defined herein), as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the loan evidenced by the Note loan for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other person or entity who holds or acquires or will have held a participation or other full or partial interest in the loan evidenced by the Note or the Property, whether during the term of the loan evidenced by the Note or as a part of or following a foreclosure of the loan evidenced by the Note and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender's assets and business).

    Section 13.2. MORTGAGE AND/OR INTANGIBLE TAX. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the Other Security Document, except for net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed upon an Indemnified Party as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and the Indemnified Party (excluding a connection arising solely from the Indemnified Party having executed, delivered, or performed its obligations or received a payment under, or enforced, this Security Instrument, the

Note and the Other Security Documents) or any political subdivision or taxing authority thereof or therein.

    Section 13.3. ERISA INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections 4.2 or 5.9 or Subsection 4.3(p).

    Section 13.4. ENVIRONMENTAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses and costs of Remediation (whether or not performed voluntarily), engineers' fees, environmental consultants' fees, and costs of investigation (including but not limited to sampling, testing, and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas) imposed upon or incurred by or asserted against any Indemnified Parties, and directly or indirectly arising out of or in any way relating to any one or more of the following (except to the extent the same relate solely to Hazardous Substances first introduced to the Property or violations of Environmental Laws committed at the Property by anyone other than Borrower, its agents or employees following the foreclosure of this Security Instrument (or the delivery and acceptance of a deed in lieu of such foreclosure), the expiration of any right of redemption with respect thereto and the obtaining by the purchaser at such foreclosure sale or grantee under such deed of possession of the Property): (a) any presence of any Hazardous Substances in, on, above, or under the Property; (b) any past, present or threatened Release of Hazardous Substances in, on, above, under or from the Property; (c) any activity by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Property of any Hazardous Substances at any time located in, under, on or above the Property; (d) any activity by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Property in connection with any actual or proposed Remediation of any Hazardous Substances at any time located in, under, on or above the Property, whether or not such Remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action; (e) any past, present or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with the Property or operations thereon, including but not limited to any failure by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Property to comply with any order of any governmental authority in connection with any Environmental Laws; (f) the imposition, recording or filing or the threatened imposition, recording or filing of any Environmental Lien encumbering the Property; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in Article 12 and this Section 13.4; (h) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with the Property, including but not limited to costs to investigate and assess such injury, destruction or loss; (i) any acts of Borrower or other users of the Property in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Substances owned or possessed by such Borrower or other users, at any facility or incineration vessel owned or operated by another person or entity and containing such or similar Hazardous Materials; (j) any acts of Borrower or other users of the Property, in accepting any Hazardous Substances for transport to disposal or treatment facilities, incineration vessels or sites selected by Borrower or such other users, from which there is a Release, or a threatened Release of any Hazardous Substance which causes the incurrence of costs for Remediation; (k) any personal injury, wrongful death, or property damage arising under any statutory or common law or tort law theory, including but not limited to damages assessed for the maintenance of a private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Property; and
(l) any material misrepresentation or material inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to Article 12.

    Section 13.5. DUTY TO DEFEND; ATTORNEYS' FEES AND OTHER FEES AND EXPENSES. Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of claim or proceeding. Upon demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

                             ARTICLE 14 -- WAIVERS

    Section 14.1. WAIVER OF COUNTERCLAIM. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Note, any of the Other Security Documents, or the Obligations.

    Section 14.2. MARSHALLING AND OTHER MATTERS. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

    Section 14.3. WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Trustee or Lender except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Trustee or Lender to Borrower and except with respect to matters for which Trustee or Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Trustee or Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Trustee or Lender to Borrower.

    Section 14.4. SOLE DISCRETION OF LENDER. Wherever pursuant to this Security Instrument (a) Lender exercises any right given to it to approve or disapprove,
(b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

    Section 14.5. SURVIVAL. The indemnifications made pursuant to Sections 13.3 and 13.4 and the representations and warranties, covenants, and other obligations arising under Article 12, shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by: any satisfaction or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Lender's interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender's rights and remedies pursuant hereto including but not limited to foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Note or any of the Other Security Documents, any transfer of all or any portion of the Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Note or the Other Security Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto.

    Section 14.6. WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THE NOTE, THIS SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.


                           ARTICLE 15 -- EXCULPATION

    Section 15.1. EXCULPATION. Lender shall not enforce the liability and obligation of Borrower, to perform and observe the obligations contained in this Security Instrument, the Note, or the Other Security Documents by any action or proceeding wherein a money judgment shall be sought against Borrower or any shareholder or parent of Borrower, except that Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon this Security Instrument, the Note, the Other Security Documents, and the interests in the Property; and any other collateral given to Lender pursuant to this Security Instrument and the Other Security Documents; provided, however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Borrower or any shareholder or parent of Borrower only to the extent of Borrower's interest in the Property and in any other collateral given to Lender, and Lender, by accepting this Security Instrument, the Note and the Other Security Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against Borrower or any shareholder or parent of Borrower, in any such action or proceeding, under or by reason of or in connection with this Security Instrument, the Note, or the Other Security Documents. The provisions of this paragraph shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Security Instrument or the Other Security Documents, (ii) impair the right of Lender to name Borrower as a party defendant in any action or suit for foreclosure and sale under this Security Instrument, (iii) affect the validity or enforceability of any guaranty made in connection with this Security Instrument or the Other Security Documents, (iv) impair the right of Lender to obtain the appointment of a receiver, (v) impair the enforcement of any assignment, or, (vi) constitute a waiver of the right of Lender to enforce the liability and obligation of Borrower or any partner or member of Borrower, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender or Trustee (including attorneys' fees and costs reasonably incurred) arising out of or in connection with the following: (a) fraud or misrepresentation by Borrower in connection with this Security Instrument, the Note or the Other Security Documents; (b) the gross negligence or willful misconduct of Borrower; (c) material physical waste of the Property; (d) the breach of provisions in this Security Instrument or the Other Security Documents concerning Environmental Laws and Hazardous Substances and any indemnification of Lender with respect thereto in any document; (e) the removal or disposal of any portion of the Property after default under the Note or the Other Security Documents; (f) the misapplication or conversion by Borrower of (i) any insurance proceeds paid by reason of any loss, damage or destruction to the Property, (ii) any awards or other amounts received in connection with the condemnation of all or a portion of the Property, or (iii) any Rents following default under this Security Instrument, the Note or the Other Security Documents; (g) failure to pay Taxes (provided that the liability of Borrower shall be only for amounts in excess of the amount held by Lender in escrow for the payment of Taxes), assessments, charges for labor or materials or other charges that can create liens on any portion of the Property; and (h) any security deposits collected with respect to the Property which are not delivered to Lender upon a foreclosure of the Property or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such foreclosure or action in lieu thereof.

         Notwithstanding anything to the contrary in this Security Instrument, the Note or the Other Security Documents (i) the Debt shall be fully recourse to Borrower; and (ii) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with this Security Instrument, the Note or the Other Security Documents, in the event that: (A) the first full monthly payment of principal and interest under the Note is not paid when due; (B) Borrower fails to permit on-site inspections of the Property, fails to provide financial information, or fails to comply with the terms of Section 4.3 hereof; (C) Borrower fails to obtain Lender's prior written consent to any subordinate financing or other voluntary lien encumbering the Property; (D) Borrower fails to obtain Lender's prior written consent to any assignment, transfer, or conveyance of the Property or any interest therein as required by this Security Instrument.

                             ARTICLE 16 -- NOTICES

    Section 16.1. NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person with receipt acknowledged by the recipient thereof, (ii) one (l) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Trustee:             Stewart Tile of Idaho, Inc.
                           8660 West Emerald, Suite 142
                           Boise, Idaho 83704

If to Borrower:            3 Theatres, Inc.
                           30 Pershing Road, Suite 201
                           Kansas City, Missouri  64108
                           Attention:  Gregory K. Silvers, Esq.
                           Fax:  (816) 472-5794


With a copy to:            Kutak Rock, LLP
                           One Main Plaza
                           4435 Main Street, Suite 810
                           Kansas City, Missouri  64111
                           Attention:  Marc Salle
                           Fax:  (816) 960-0041

If to Lender:              Bear, Stearns Funding, Inc.
                           245 Park Avenue
                           New York, New York 10167

                           Attention:  Christopher Hoeffel

or addressed as such party may from time to time designate by written notice to the other parties.

         Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

         For purposes of this Security Instrument, "Business Day" shall mean any day other than Saturday, Sunday or any other day on which banks are authorized or required to close in New York, New York.

                        ARTICLE 17 -- SERVICE OF PROCESS

    Section 17.1. CONSENT TO SERVICE.

                  (a) Borrower will maintain a place of business or an agent for service of process in Idaho and give prompt notice to Lender of the address of such place of business and of the name and address of any new agent appointed by it, as appropriate. Borrower further agrees that the failure of its agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon. If, despite the foregoing, there is for any reason no agent for service of process of Borrower available to be served, and if it at that time has no place of business in Idaho, then Borrower irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof.

                  (b) Borrower initially and irrevocably designates ___________________ with offices on the date hereof at
____________________________, to receive for and on behalf of Borrower service of process in Idaho with respect to this Security Instrument.


                          ARTICLE 18 -- APPLICABLE LAW

    Section 18.1. CHOICE OF LAW. THIS SECURITY INSTRUMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, PROVIDED HOWEVER, THAT WITH RESPECT TO THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIEN OF THIS SECURITY INSTRUMENT, AND THE DETERMINATION OF DEFICIENCY JUDGMENTS, THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED SHALL APPLY.

    Section 18.2. USURY LAWS. This Security Instrument and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the

Debt at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Security Instrument or the Note, Borrower is at any time required or obligated to pay interest on the Debt at a rate in excess of such maximum rate, the rate of interest under the Security Instrument and the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

    Section 18.3. PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

                         ARTICLE 19 -- SECONDARY MARKET

    Section 19.1. TRANSFER OF LOAN. Lender may, at any time, sell, transfer or assign the Note, this Security Instrument and the Other Security Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage passthrough certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"). Lender may forward to each purchaser, transferee, assignee, servicer, participant or investor in such Securities or any Rating Agency rating such Securities (collectively, the "Investor") and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrower, and the Property, whether furnished by Borrower, or otherwise, as Lender determines necessary or desirable. Borrower agrees to cooperate with Lender in connection with any transfer made or any Securities created pursuant to this Security Instrument, including, without limitation, the delivery of an estoppel certificate in accordance therewith, and such other documents as may be reasonably requested by Lender. Borrower shall also furnish and Borrower consents to Lender furnishing to such Investors or such prospective Investors or Rating Agency any and all information concerning the Property, the Leases, the financial condition of Borrower as may be requested by Lender, any Investor or any prospective Investor or Rating Agency in connection with any sale, transfer or participation interest. Lender may retain or assign responsibility for servicing the Note, this Security Instrument, and the Other Security Documents, or may delegate some or all of such responsibility and/or obligations to a servicer including, but not limited to, any subservicer or master servicer. Lender may make such assignment or delegation on behalf of the Investors if the Note is sold or this Security Instrument or the Other Security Documents are assigned. All references to Lender herein shall refer to and include any such servicer to the extent applicable.

    Section 19.2. CONVERSION TO REGISTERED FORM. At the request and the expense of Lender, Borrower shall appoint, as its agent, a registrar and transfer agent (the "Registrar") acceptable to Lender which shall maintain, subject to such reasonable regulations as it shall provide, such books and records as are necessary for the registration and transfer of the Note in a manner that shall cause the Note to be considered to be in registered form for purposes of Section 163(f) of the Code. The option to convert the Note into registered form once exercised may not be revoked. Any agreement setting out the rights and obligation of the Registrar shall be subject to the reasonable approval of Lender. Borrower may revoke the appointment of any particular person as Registrar, effective upon the effectiveness of the appointment of a replacement Registrar. The Registrar shall not be entitled to any fee from Lender or any other lender in respect of transfers of the Note and Security Instrument (other than Taxes and governmental charges and fees).

    Section 19.3. COOPERATION. Borrower acknowledges that Lender and its successors and assigns may (a) sell this Security Instrument, the Note and Other Security Documents to one or more investors as a whole loan, (b) participate the Loan secured by this Security Instrument to one or more investors, (c) deposit, through one or a series of transactions, this Security Instrument, the Note and Other Security Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets or (d) otherwise sell the Loan or interest therein to investors (the transactions referred to in clauses (a) through (d) are hereinafter referred to as "Secondary Market Transactions"). Borrower shall cooperate in good faith with Lender in effecting any such Secondary Market Transaction and shall cooperate in good faith to implement all requirements imposed by any rating agency involved in any Secondary Market Transaction including, without limitation, all structural or other changes to the Loan, modifications to any documents evidencing or securing the Loan, delivery of opinions of counsel acceptable to the rating agency and addressing such matters as the rating agency may require; provided, however, that Borrower shall not be required to modify any documents evidencing or securing the Loan which would modify (i) the interest rate payable under the Note, (ii) the stated maturity of the Note, (iii) the amortization of principal of the Note or (iv) any other material economic term of the Loan. Borrower shall provide such information and documents relating to Borrower, Indemnitor, if any, the Property and any tenants of the Improvements as Lender may reasonably request in connection with a Secondary Market Transaction. Lender shall have the right to provide to prospective investors any information in its possession, including, without limitation, financial statements relating to Borrower, the Indemnitor, if any, the Property and any tenant of the Improvements. Borrower acknowledges that certain information regarding the Loan and the parties thereto and the Property may be included in a private placement memorandum, prospectus or other disclosure documents.

                              ARTICLE 20 -- COSTS

    Section 20.1. PERFORMANCE AT BORROWER'S EXPENSE. Borrower acknowledges and confirms that Lender shall impose certain administrative processing and/or commitment fees in connection with (a) the extension, renewal, modification, amendment and termination of its loans, (b) the release or substitution of collateral therefor, (c) obtaining certain consents, waivers and approvals with respect to the Property, or (d) the review of any Lease or proposed Lease or the preparation or review of any subordination, non-disturbance agreement (the occurrence of any of the above shall be called an "Event"). Borrower further acknowledges and confirms that it shall be responsible for the payment of all costs of reappraisal of the Property or any part thereof required by law, regulation, any governmental or quasi-governmental authority or, following an Event of Default, Lender. Borrower hereby acknowledges and agrees to pay, immediately, with or without demand, all such fees (as the same may be increased or decreased from time to time), and any additional fees of a similar type or nature which may be imposed by Lender from time to time, upon the occurrence of any Event or otherwise. Wherever it is provided for herein that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, all reasonable legal fees and disbursements of Lender, whether retained firms, the reimbursement for the expenses of in-house staff or otherwise. Lender confirms that Borrower has paid all legal fees in connection with the initial funding of the Loan.

    Section 20.2. ATTORNEY'S FEES FOR ENFORCEMENT. (a) Borrower shall pay all reasonable legal fees incurred by Lender in connection with (i) the preparation of the Note, this Security Instrument and the Other Security Documents and (ii) the items set forth in Section 20.1 above, and (b) Borrower shall pay to Trustee or Lender on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Trustee or Lender in protecting its interest in the Property or Personal Property or in collecting any amount payable hereunder or in enforcing its rights hereunder with respect to the Property or Personal Property, whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any default or Event of Default shall have occurred, together with interest thereon at the Default Rate from the date paid or incurred by Trustee or Lender until such expenses are paid by Borrower.

                           ARTICLE 21 -- DEFINITIONS

    Section 21.1. GENERAL DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower, each party comprising Borrower (if Borrower consists of more than one person or entity) and any subsequent owner or owners of the Property or any part thereof or any interest therein"; the word "Lender" shall mean "Lender and any subsequent holder of the Note"; the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument"; the word "person" shall include an individual, corporation, limited liability company, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the word "Property" shall include any portion of the Property and any interest therein, and the phrases "attorneys' fees" and "counsel fees" shall include any and all reasonable attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

                     ARTICLE 22 -- MISCELLANEOUS PROVISIONS

    Section 22.1. NO ORAL CHANGE. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

    Section 22.2. LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

    Section 22.3. INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Note and this Security Instrument shall be construed without such provision.

    Section 22.4. HEADINGS, ETC. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

    Section 22.5. DUPLICATE ORIGINALS; COUNTERPARTS. This Security Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

    Section 22.6. NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

    Section 22.7. SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower's obligations hereunder, under the Note and the Other Security Documents and the performance and discharge of the Other Obligations.

    Section 22.8. CROSS-COLLATERALIZATION. Borrower acknowledges that the Debt is secured by, among other things, the Other Mortgages (together with their respective assignments of leases and rents and other documents securing or evidencing the Debt, the "Additional Security Instruments") encumbering two properties located in North Carolina and Florida (the "Additional Property"), and, collectively with the Property, "Mortgaged Properties"). Upon the occurrence of an Event of Default, Lender shall have the right to institute a proceeding or proceedings for the total or partial foreclosure of this Security Instrument and/or the Additional Security Instruments whether by court action, power of sale or otherwise, under any applicable provision of law, for all or any portion of the Debt and the lien and security interest created by and the Additional Security Instrument shall continue in full force and effect without loss of priority as a lien and security interest securing the payment of that portion of the Debt then due and payable but still outstanding following any such foreclosure. Borrower acknowledges and agrees that Lender shall be permitted to enforce payment of the Debt and the performance of any term, covenant or condition of the Note, this Security Instrument, the Other Security Documents or the Additional Security Instruments and exercise any and all rights and remedies under the Note, this Security Instrument, the Other Security Documents or the Additional Security Instruments, or as provided by law or at equity, by one or more proceedings, whether contemporaneous, consecutive or both, to be determined by Lender in its sole discretion. Neither the acceptance of this Security Instrument, the Other Security Documents or the Additional Security Instruments nor the enforcement thereof, whether by court action, foreclosure, power of sale or otherwise, shall prejudice or in any way limit or preclude enforcement by court action, foreclosure, power of sale or otherwise, of the Note, Other Security Documents, or any Additional Security Instrument through one or more additional proceedings. Any and all sums received by Lender under the Note, this Security Instrument, and the Other Security Documents shall be applied to the Debt in the order and priority as set forth in Section 11.1(j) hereof without regard to the initial principal balance of any Note secured by any Additional Security Instrument or the appraised value of the Property or any Additional Property.


    Section 22.9 IDAHO PROVISIONS.

                  (a) Borrower represents and warrants that the Property is either located within the limits of an incorporated city or village, or does not exceed forty (40) acres in size.

                  (b) Pursuant to Idaho Code Section 45-116, this shall serve as notice that the interest rate, payment terms or balance due on the Loan may be indexed, adjusted, renewed or renegotiated.

                         [Remainder of page left blank]

         IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Borrower the day and year first above written.

                                        3 THEATRES, INC. A MISSOURI CORPORATION



                                        By:____________________________________
                                        Name:__________________________________
                                        Title:_________________________________

                                ACKNOWLEDGEMENTS

                                (to be attached)

                                    EXHIBIT A

                              (Description of Land)

ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being

                                 LOAN AGREEMENT


     THIS LOAN AGREEMENT (this "Agreement") is made as of the _____ day of January, 2000, by and between 3 THEATRES, INC., a Missouri corporation, having its principal place of business at One Kansas City Place, 1200 Main Street, Suite 3250, Kansas City, Missouri 64105 ("Borrower") and BEAR, STEARNS FUNDING, INC., a Delaware corporation, having an office at 245 Park Avenue, New York, New York 10167 ("Lender").

                                    RECITALS

     WHEREAS, the Lender has agreed to fund a loan to the Borrower in the principal sum of $20,175,000 (the "Loan"), which Loan will be evidenced by those three (3) certain Promissory Notes, each dated as of the date hereof, in the following initial principal amounts:

     $4,175,000(the "North Carolina Note")

     $8,000,000(the "Idaho Note"), and

     $8,000,000 (the "Florida Note").

     WHEREAS, the North Carolina Note is secured by, among other things, that certain Deed of Trust and Security Agreement and Fixture Filing dated as of the date hereof in the same principal sum as the North Carolina Note (the "North Carolina Mortgage") covering the fee estate of the Borrower in certain premises located in Wake County, North Carolina, as more particularly described therein (the "North Carolina Parcel") and intended to be duly recorded in such County.

     WHEREAS, the Idaho Note is secured by, among other things, that certain Leasehold Deed of Trust, Security Agreement and Fixture Filing dated as of the date hereof in the same principal sum as the Idaho Note (the "Idaho Mortgage") covering the leasehold estate of the Borrower in certain premises located in Ada County, Idaho, as more particularly described therein (the "Idaho Parcel") and intended to be duly recorded in such County.

     WHEREAS, the Florida Note is secured by, among other things, that certain Mortgage and Security Agreement dated as of the date hereof in the same principal sum as the Florida Note (the "Florida Mortgage") covering the fee estate of the Borrower in certain premises located in Broward County, Florida, as more particularly described therein (the "Florida Parcel") and intended to be duly recorded in such County.

     WHEREAS, at the request of Borrower, Lender has agreed to allow Borrower to release the Property (as hereinafter defined) from the lien of the related Mortgage upon the delivery to Lender of the Defeasance Collateral (as hereinafter defined), subject to the terms and provisions of this Agreement.


                              W I T N E S S E T H :

NOW, THEREFORE, in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Lender and Borrower hereby covenant and agree as follows (all capitalized terms not defined herein shall have the meanings ascribed to them in the Notes):

     1.   Certain Definitions.

          A. The "Note" shall mean the North Carolina Note, the Idaho Note and the Florida Note, collectively.

          B. The "Security Instrument" shall mean the North Carolina Mortgage, the Idaho Mortgage and the Florida Mortgage, individually or collectively.

          C. The "Property" shall mean the North Carolina Parcel, the Idaho Parcel and the Florida Parcel, collectively.

          D. A "Parcel" shall mean any one of the North Carolina Parcel, the Idaho Parcel and the Florida Parcel.

          E. The "Monthly Payment" shall mean the sum of the Monthly Payment as stated in each of the Notes.

     2. Release of the Property. Following the third (3rd) anniversary of the Month-End Date and prior to the Optional Prepayment Date, Borrower may obtain a release of the Property from the lien of the Security Instrument and the Other Security Documents provided that the following conditions have been satisfied:

          (1) Borrower shall have provided not less than 30 and not more than 60 days prior written notice (the "Defeasance Notice") to Lender specifying the scheduled date on which the Defeasance Collateral (as hereinafter defined) is to be delivered in the manner hereinafter provided (the "Release Date");

          (2) No Event of Default shall then exist;

          (3) Borrower shall have delivered to Lender on or before the Release
     Date:

               (a) direct, non-callable obligations of the United States of America that provide for payments prior, but as close as possible, to all successive Monthly Payment Dates occurring after the Release Date through and including the Optional Prepayment Date, with each such payment being equal to or greater than the amount of the corresponding Monthly Payment required to be paid under the Note for the balance of the term hereof and the amount required to be paid on the Optional Prepayment Date (the "Defeasance Collateral"), each of which shall be duly endorsed by the holder thereof as directed by Lender or accompanied by a written instrument of transfer in form and substance wholly satisfactory to Lender (including, without limitation, such instrument as may be required by the depository institution holding such securities or the issuer thereof, as the case may be, to effectuate book-entry transfers and pledges through the book-entry facilities of such institution) in order to perfect upon the delivery of the Defeasance Security Agreement (as hereinafter defined) the first priority security interest therein in favor of the Lender in conformity with all applicable state and federal laws governing the granting of such security interests. The Defeasance Collateral may be purchased by Lender on Borrower's behalf, in which case Borrower shall deposit with Lender on the Release Date a sum sufficient to purchase the Defeasance Collateral. Notwithstanding anything to the contrary contained herein, immediately prior to the delivery and acceptance of the Defeasance Collateral in accordance with this clause (a) the Maturity Date shall be accelerated to the Optional Prepayment Date and all principal, interest and other sums payable hereunder shall be due and payable on such date;


               (b) a pledge and security agreement, in form and substance satisfactory to Lender in its sole discretion, creating a first priority security interest in favor of Lender in the Defeasance Collateral (the "Defeasance Security Agreement"), which shall provide, among other things, that any excess received by Lender from the Defeasance Collateral over the amount payable by Borrower hereunder shall be refunded to Borrower promptly following each Monthly Payment Date and the Optional Prepayment Date;

               (c) a certificate by an independent public accountant acceptable to Lender certifying that all of the requirements set forth in paragraphs (a) and (b) above have been fully satisfied;

               (d) an opinion in form and from a counsel acceptable to Lender in all respects that Lender has received a perfected security interest in the Defeasance Collateral and that the substitution of the Defeasance Collateral for the Property will not adversely affect the status of the holder of this Note as a REMIC under the Code; and

               (e) such other certificates, documents or instruments as Lender may reasonably require;

          (4) all accrued and unpaid interest and all other sums due under the Note, the Security Instrument and other Security Documents up to the Release Date, including, without limitation, all costs and expenses incurred by Lender or its agents pursuant to the terms hereof in connection with such release (including, without limitation, the review of the proposed Defeasance Collateral and the preparation or review of the Defeasance Security Agreement (as hereinafter defined) and the related documentation and opinions), shall have been fully paid on or before the Release Date; and

          (5) Lender shall have received written confirmation from the rating agencies that have rated the Securities (as defined in the Security Instrument) that such substitution of Defeasance Collateral will not result in a downgrade, withdrawal or qualification of the ratings then assigned to any of the Securities.

     Upon compliance with the foregoing requirements relating to the delivery of the Defeasance Collateral, the Property shall be released from the lien of the Security Instrument and the Other Security Documents and the Defeasance Collateral shall constitute collateral which shall secure the Note and the Debt. Lender will, at Borrower's expense, execute and deliver any agreements reasonably requested by Borrower to release the lien of the Security Instrument from the Property.

     In addition to the foregoing, Lender shall have the right in connection with the

Borrower's exercise of its rights under this Section 2 to require an entity designated by Lender to acquire the Defeasance Collateral and to assume that portion of the obligations of Borrower which is secured by such Defeasance Collateral, in which event Borrower shall thereafter be released from such obligations.

     From and after the Optional Prepayment Date, Borrower may, provided it has given Lender not less than 30 and not more than 60 days prior written notice, prepay the unpaid principal balance of the Note by paying, together with the amount to be prepaid, (a) interest accrued and unpaid on the portion of the principal balance of the Note being prepaid to and including the date of prepayment, (b) unless prepayment is tendered on the first day of a calendar month, an amount equal to the interest that would have accrued on the amount being prepaid after the date of prepayment through and including the last day of the calendar month in which the prepayment occurs had the prepayment not been made (which amount shall constitute additional consideration for the prepayment) and (c) all other sums then due under the Note, the Security Instrument and the Other Security Documents.

     2. Lender's Right to Unwind Cross-Collateralization/Cross-Default. Lender shall have the right, at any time and from time to time, to (i) release one of the Parcels from the cross-defaulting and the cross-collateralization of the Notes and Mortgages (ii) to cause any portion of the Loan allocated to any individual Parcel to be secured by any other Parcel alone or to cause any portion or portions of the Loan to be cross-collateralized and cross-defaulted with each other. Borrower shall cooperate with Lender (including, without limitation, the transfer of a parcel to an entity meeting the requirements of
Section 4.3 of the Mortgage) in executing all documents as may be required in connection therewith, including but not limited to, any splitter agreement or substitute security instrument. Borrower shall properly deliver or cause to be delivered to Lender or its designee such replacement or substitute loan agreements, promissory notes, security instruments and other loan documents, title, hazard and liability insurance policies, opinions of counsel and other documents and instruments as Lender may reasonably request in order to effectuate the foregoing. Borrower agrees to reimburse Lender upon demand for all costs and expenses (including, but not limited to, reasonable attorneys' fees and expenses) in connection with the foregoing.

     3. Events of Default. Upon the occurrence of an Event of Default, Lender
(i) may at its option and in its sole discretion, declare the Debt immediately due and payable, and (ii) may pursue any and all remedies provided for in the Other Security Documents, or otherwise available.

     4. Incorporation of Provisions. The Notes, the Mortgages and the Other Security Documents are subject to the conditions, stipulations, agreements and covenants contained herein to the same extent and effect as if fully set forth therein until this Agreement is terminated by the payment in full of the Debt.

     5. Representations and Warranties. Borrower represents and warrants to Lender as follows: (a) it is duly qualified to do business in each State in which any Parcel is located; and (b) Borrower (and the undersigned representative, if any, of Borrower) has the full power and authority to execute and deliver this Agreement, the Note, the Mortgage and the Other Security Documents, and the same constitute the binding and enforceable obligations of Borrower in accordance with their terms.

     6. Construction Agreement. The titles and headings of the paragraphs of this

Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of such paragraphs and shall not be given any consideration in the construction of this Agreement.

     7. Parties Bound, etc. The provisions of this Agreement shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns.

     8. Waivers. Lender may at any time and from time to time waive any one or more of the conditions contained herein, but any such waiver shall be deemed to be made in pursuance hereof and not in modification thereof, and any such waiver in any instance or under any particular circumstance shall not be considered a waiver of such condition in any other instance or any other circumstance.

     9. Governing Law. This Agreement is and shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, constrained, applied and enforced in accordance with the laws of the State of New York.

     10. Severability. If any term, covenant or provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant or provision.

     11. Notices. All notices required to be given under the terms of this Agreement shall be given in accordance with and to the addresses set forth in the Mortgages.

     12. Modification. This Agreement may not be modified, amended or terminated, except by an agreement in writing executed by the parties hereto.

     13. Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

     IN WITNESS WHEREOF, Borrower and Lender have duly executed this Agreement as of the day and year first above written.





                                    BORROWER:

                                    3 THEATRES, INC.,
                                    a Missouri corporation


                                    By:________________________________
                                       Name:
                                       Title:




                                    LENDER:

                                    BEAR, STEARNS FUNDING, INC.


                                    By:________________________________
                                       Name:
                                       Title: